ABBEY CAPITAL MULTI ASSET FUND
of
THE RBB FUND, INC.

CLASS I SHARES (TICKER: MAFIX)

CLASS A SHARES (TICKER: MAFAX)

CLASS C SHARES (TICKER: MAFCX)

PROSPECTUS

March 26, 2018

Investment Adviser:

ABBEY CAPITAL LIMITED
1-2 Cavendish Row
Dublin 1, Ireland

The Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY SECTION	1
FUND INFORMATION	9
More Information About Fund Investments	9
More Information About Risks	10
Principal Risks	10
Non-Principal Risks	14
DISCLOSURE OF PORTFOLIO HOLDINGS	15
MORE INFORMATION ABOUT MANAGEMENT OF THE FUND	15
Investment Adviser	15
Trading Advisers	16
SHAREHOLDER INFORMATION	20
Pricing of Fund Shares	20
Sales Charges	22
Purchase of Fund Shares	24
Redemption of Fund Shares	28
Market Timing	30
Exchange Privilege	30
Dividends and Distributions	31
More Information About Taxes	31
Distribution Arrangements	34
Additional Information	34
FINANCIAL HIGHLIGHTS	35
APPENDIX A – Additional Performance Information	A-1
FOR MORE INFORMATION ABOUT THE FUND	Back Cover

SUMMARY SECTION

Investment Objective

The investment objective of the Abbey Capital Multi Asset Fund (the “Fund”) is to seek long-term capital appreciation. Current income is a secondary objective.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (the “Shares”). You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in Class A Shares of the Fund. More information about these and other discounts is available from your financial professional, in the section of the Prospectus entitled “Shareholder Information – Sales Charges” and in the section of the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information – Reducing or Eliminating the Front-End Sales Charge.”

	Class I	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	1.77%	1.77%	1.77%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%
Other Expenses(4)	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	2.04%	2.29%	3.04%
Fee Waivers and/or Expense Reimbursements(5)	-0.25%	-0.25%	-0.25%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.79%	2.04%	2.79%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A Shares made within 12 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
(2)	The CDSC applies to redemptions of Class C Shares made within 12 months of purchase and will be assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the net asset value of the shares redeemed at the time of redemption.
(3)	Management Fees include advisory fees paid to both Abbey Capital Limited (the “Adviser”) and one or more trading advisers (the “Trading Advisers”). There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiary.
(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(5)	The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04% or 2.79%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 26, 2019 for Class I Shares, Class A Shares and Class C Shares, and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. (the “Company”). If at any time the Fund’s Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.79%, 2.04% and 2.79%, as applicable, the Adviser may recoup any waived or reimbursed amounts from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A and Class C Shares, and $1,000,000 in Class I Shares, of the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

	1 Year	3 Years
Class I Shares	$18,187	$61,553
Class A Shares	$770	$1,227
Class C Shares	$382	$916

You would pay the following expenses on Class C Shares if you did not redeem your shares at the end of the period:

	1 Year	3 Years
Class C Shares	$282	$916

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among a “Managed Futures” strategy, a “Long U.S. Equity” strategy and a “Fixed Income” strategy.

The Managed Futures strategy will be achieved by the Fund investing in managed futures investments, including (i) options, (ii) futures, (iii) forwards, (iv) spot contracts or (v) swaps, including total return swaps, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices (the “Futures Portfolio”). The Fund may make some or all of its investments in the Futures Portfolio through Abbey Capital Multi Asset Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), and may invest up to 25% of its total assets in the Subsidiary. The Adviser may allocate assets of the Subsidiary to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate technical and fundamental variables.

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The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets. The Adviser intends to allocate a portion of the assets of the Fund and the Subsidiary to one or more Trading Advisers to manage in percentages determined at the discretion of the Adviser. Each current Trading Adviser is registered with the U.S. Commodity Futures Trading Commission (the “CFTC”) as a Commodity Trading Advisor. Trading Advisers that are not registered with the SEC as investment advisers provide advice only regarding matters that do not involve securities. The trading strategies employ several different trading styles using different research and trading methodologies, in a wide range of global financial and commodity markets operating over multiple time frames. Trading Advisers may use discretionary approaches aimed at identifying value investments and turning points in trends. The Fund invests in U.S. and non-U.S. markets and in developed and emerging markets.

The Long U.S. Equity strategy will be achieved by the Adviser targeting an allocation of approximately 50% of the Fund’s total assets in a portfolio of one or more U.S. equity index futures (the “Equity Portfolio”). The Adviser will monitor the percentage of the Fund’s total assets that form the Equity Portfolio on a daily basis. The Adviser will establish ‘rebalancing thresholds’ so that if at any time the percentage of the Fund’s total assets invested in the Equity Portfolio is above or below the target allocation of approximately 50% by a specific amount, then the Adviser will seek to rebalance the Equity portfolio back towards its target allocation of approximately 50%. Such rebalancing thresholds will be determined by the Adviser and may be subject to change from time to time.

As part of the Long U.S. Equity strategy, the Fund may invest in all types of equity and equity-related securities, including without limitation exchange-traded and over-the-counter common and preferred stocks, futures, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, and shares of other investment companies (including exchanged-traded funds (“ETFs”)) and real estate investment trusts (“REITs”). The Fund may also participate as a purchaser in initial public offerings of securities (“IPO”), a company’s first offering of stock to the public. The Fund defines United States companies as companies (i) that are organized under the laws of the United States; (ii) whose principal trading market is in a the United States; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, within the United States.

The Fixed Income strategy invests the Fund’s assets primarily in investment grade fixed income securities (of all durations and maturities) in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Fund’s Managed Futures and Long U.S. Equity strategies. The level of the Fund’s assets invested in the Fixed Income Strategy will be managed and rebalanced pursuant to thresholds determined by the Adviser, which may be subject to change from time to time. In line with these thresholds, any proceeds of maturing fixed income securities will be substantially reinvested into additional fixed income securities. The Fund must set aside liquid assets to “cover” open positions with respect to its managed futures investments. The Fixed Income strategy investments may be used to help cover the Fund’s derivative positions. The Subsidiary may also cover written options with offsetting purchased options in the same commodity and maturity, or by the purchase or sale of the underlying commodity future, in an amount great than or equal to that required by an exercised option.

To achieve its investment objective, the Fund’s Adviser will target approximately 100% exposure of the Fund’s net assets to Managed Futures strategy investments and approximately 50% exposure of the Fund’s net assets to Long U.S. Equity strategy investments. The Fund’s remaining net assets will be allocated to the Fixed Income strategy investments.

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As much of the trading within the Fund is in futures markets, the Fund is likely to have cash balances surplus to margin requirements. The cash portfolio will be invested on a short-term, highly liquid, basis, to meet margin calls on the futures positions.

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”) which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund’s investments in certain derivative instruments and its short selling activities involve the use of leverage.

Generally, the Subsidiary will invest primarily in commodity futures, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivatives, however, the Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives.

In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of the Subsidiary and does not expect shares of the Subsidiary to be offered or sold to other investors.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

The principal risk factors affecting shareholders’ investments in the Fund (and, indirectly, in the Subsidiary) are set forth below.

• Commodity Sector Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

• Counterparty Risk: Counterparty risk is the risk that the other party(s) to an agreement or a participant to a transaction, such as a broker or the FCM, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

• Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value.

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• Currency Risk: Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

• Derivatives Risk: The Fund’s investments in derivative instruments including options, forward currency exchange contracts, swaps and futures, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

• Emerging Markets Risk: Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

• Equity and Equity-Related Securities Risk: Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

• Fixed Income Securities Risk: Fixed income securities in which the Fund may invest are subject to certain risks, including: interest rate risk, prepayment risk and credit/default risk. Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes. Prepayment risk involves the risk that in declining interest rate environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates. Credit risk involves the risk that the credit rating of a security may be lowered.

• Foreign Investments Risk: International investing is subject to special risks, including currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in securities of foreign issuers either directly or through depositary receipts. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

• Forward and Futures Risk: The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s and Trading Advisers’ inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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• Hedging Transactions Risk: The Adviser and Trading Advisers from time to time employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s and Trading Advisers’ ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s and Trading Advisers’ ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser and Trading Advisers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own cost.

• High Portfolio Turnover Risk: The risk that when investing on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

• Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser and Trading Advisers. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

• Leveraging Risk: Investments in derivative instruments may give rise to a form of leverage. Trading Advisers may engage in speculative transactions which involve substantial risk and leverage, such as making short sales. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s net asset value (“NAV”) or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

• Manager Risk: If the Adviser and Trading Advisers make poor investment decisions, it will negatively affect the Fund’s investment performance.

• Management Risk: The Fund is subject to the risk of poor stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

• Market Risk: The net asset value of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money.

• Multi-Manager Dependence Risk: The success of the Fund’s investment strategy depends both on the Adviser’s ability to select Trading Advisers and to allocate assets to those Trading Advisers and on each Trading Adviser’s ability to execute the relevant strategy and select investments for the Fund and the Subsidiary. The Trading Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.

• New Adviser Risk: The Trading Advisers may be newly registered or not registered with the SEC and/or have not previously managed a mutual fund. Accordingly, investors in the Fund bear the risk that a Trading Adviser’s inexperience may limit its effectiveness.

• New Fund Risk: The Fund is new and has a limited operating history. There is a risk that the Fund will not grow or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

• Non-Diversification Risk: The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

• Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

• Quantitative Trading Strategies Risk: The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

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• Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

• Tax Risk: In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. In 2006, the Internal Revenue Service (“IRS”) published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In addition, pursuant to recent guidance issued by the Treasury and the IRS, the Subsidiary’s commodity related income for a taxable year will only be treated as qualifying income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Fund for such taxable year. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance Information

The bar chart and table below illustrate the long-term performance of the Fund. The bar chart below shows how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of all dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Updated performance information is available online at www.abbeycapital.com or by calling 1-844-261-6484 (toll free).

The Fund commenced operations as a series of the Company at the close of business on April 10, 2018, when all of the assets of Abbey Global LP (the “Predecessor Fund”) transferred to Class I Shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act, and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was not a regulated investment company under Subchapter M of the Internal Revenue Code and therefore did not distribute current or accumulated earnings and profits and was not subject to the diversification and source of income requirements applicable to regulated investment companies. Monthly returns since the inception of the Predecessor Fund are provided in Appendix A of the Prospectus.

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Total Returns for the Calendar Year Ended December 31

During the period shown in the chart, the highest quarterly return was 20.11% (for the quarter ended September 30, 2009) and the lowest quarterly return was (15.96)% (for the quarter ended September 30, 2008).

Average Annual Total Returns

The table below compares the average annual total returns for the Predecessor Fund before taxes for the past calendar year to the average annual total returns of a broad-based securities market index for the same period.

Average Annual Total Returns for the Periods Ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception (May 14, 2002)
Returns Before Taxes	12.30%	13.00%	7.60%	10.50%
Returns After Taxes on Distributions	N/A	N/A	N/A	N/A
Returns After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses and taxes)	21.80%	15.80%	8.20%	8.20%

Management of the Fund

Investment Adviser and Trading Advisers

Abbey Capital Limited, 1-2 Cavendish Row, Dublin 1, Ireland, serves as the investment adviser to the Fund.

Aspect Capital Limited, Eclipse Capital Management, Inc., Revolution Capital Management, LLC, Tudor Investment Corporation and Welton Investment Partners LLC each serve as a Trading Adviser to the Fund.

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Portfolio Managers
The Fund is managed by the following co-portfolio managers, who also served as co-portfolio managers to the Predecessor Fund.

	Title	Portfolio Manager Since:
Abbey Capital Limited
Anthony Gannon	Chief Executive Officer	Inception (April 10, 2018)
Mick Swift	Deputy Chief Executive Officer and Research Director	Inception (April 10, 2018)

Purchase and Sale Information

The minimum initial investment for Class A Shares and Class C Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares and Class C Shares, and $1,000 in Class I Shares. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations, as further detailed in the "Purchases through Intermediaries" section on page 25.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange (“NYSE”) is open. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Distributor (collectively, “Service Organizations”). Class I Shares, Class A Shares and Class C Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption by Mail:

Regular Mail: Abbey Capital Multi Asset Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery: Abbey Capital Multi Asset Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Purchase by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) at 1-844-261-6484 to confirm the current wire instructions for the Abbey Capital Multi Asset Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-844-261-6484.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. The Adviser seeks returns, in part, by using (i) Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market; (ii) Long U.S. Equity strategy investments that are expected to have returns that are highly correlated to the broad equity market; and (iii) actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy. The Adviser believes that utilizing non-correlated strategies may mitigate losses in generally declining markets. However, there can be no assurance that losses will be avoided. Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets. The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets. The trading strategies employ several different trading styles using different research and trading methodologies, in a wide range of global financial and commodity markets operating over multiple time frames. Many of the styles use systematic, automated trading systems, using a combination of mathematical, statistical, technical analysis, pattern recognition and macroeconomic models aimed at profiting from market trends of different durations. Trading Advisers may use discretionary approaches aimed at identifying value investments and turning points in trends. All Trading Advisers utilize a disciplined approach to risk management. The Adviser and Trading Advisers from time to time will employ hedging techniques. The Fund may sell an investment if it has obtained a target value for the relative sector, issuer, or specific security; if pricing performance or fundamental performance varies from expectations; if fundamentals deteriorate; or if the Adviser or a Trading Adviser believe that alternative investments offer the opportunity to achieve more favorable risk-adjusted returns. The markets traded include bond markets, money markets, foreign exchange markets and commodity markets. Most of the trading is done in derivative markets, usually listed futures markets, but some trading in cash markets may take place when this is the most effective way to enter or exit a trading position. Both long and short positions will be taken in all markets traded. Contracts are positioned either long or short based on various characteristics related to their prices. For example, the Fund may short a particular underlying security or instrument if the Adviser or a Trading Adviser believes the price of the underlying security or instrument will decrease. More information about the Fund’s investments and portfolio management techniques, and related risks, is included in the SAI.

The Fund’s investment objective is non-fundamental and may be changed by the Board of Directors of the Company (the “Board”) without the approval of the Fund’s shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

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The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s SAI. There is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund and, indirectly, in the Subsidiary. More information about the Fund’s risks is included in the SAI.

Principal Risks

Commodity-Linked Derivatives. The Fund may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options. These instruments have one or more commodity-dependent components. They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index or other readily measurable economic variable. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, historically debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically the prices of certain commodities, such as oil and metals, have tended to increase. There cannot be any guarantee that derivative instruments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.

Counterparties. To the extent the Fund invests in loans or securities traded over-the-counter, swaps, “synthetic” or derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which the Fund invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations. The risk of loss due to default by issuers of lower-rated securities is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. The Fund also may incur additional expenses in seeking recovery on defaulted securities. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities.

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

• To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

• As a substitute for buying or selling currencies or securities; or

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• To seek to enhance the Fund’s return in non-hedging situations (which is considered a speculative activity).

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. The Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

• Forward and Futures Risk. The successful use of forward and futures contracts draws upon the Adviser’s and Trading Advisers’ skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

• Forward Contracts. The Fund may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Manager would otherwise recommend, to the possible detriment of the Fund.

• Options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

Equity and Equity-Related Securities Risk. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

Fixed Income Investments. The Fund invests a portion of its assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The principal debt investments of the Fund will be fixed and floating rate securities with no reset terms.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund invests primarily in investment grade fixed income securities that are rated as low as Baa by Moody’s Investors Service or BBB by S&P Global Ratings (or their equivalents, or, if unrated, determined by the Adviser or applicable Sub-Adviser to be of comparable credit quality). The Fund may choose not to sell securities that are downgraded below those credit ratings after their purchase. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets. Periods of rising interest rates may result in decreased liquidity and increased volatility in the fixed income markets.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders.

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In addition, the Fund may invest in securities traded or denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. Significant upward pressure on domestic interest rates and a corresponding widening of credit spreads could negatively impact the market price of emerging debt markets.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Total Return Swaps. Total return swaps are contracts that obligate one party to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities or a non-asset reference such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

•	Credit Default Swaps. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation.

•	Options on Swaps. Options on swaps (“swaptions”) are options to enter into a swap agreement. The Fund may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•	Interest Rate Caps. Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•	Interest Rate Floors. Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•	Interest Rate Collars. Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return (which is considered a speculative activity). The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or a Trading Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

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Leveraging Risk. The Fund’s use of futures, forward contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. The use of leverage by the Adviser and Trading Advisers may increase the volatility of the Fund. These leveraged instruments may result in losses to the Fund or may adversely affect the Fund’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Fund may also use borrowed funds to create leverage. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Fund’s assets, the Fund may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Fund’s NAV or total return.

To limit leverage risk, the Fund will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract, option or other derivative is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Fund’s assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

Quantitative Trading Strategies Risk. The Adviser and Trading Advisers may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, changing sources of market returns, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues), among others. Any errors or imperfections in quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser or a Trading Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.

Subsidiary Risk. The Fund will make investments through a wholly-owned Subsidiary organized under the laws of the Cayman Islands. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

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The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a fund and/or its Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk. There is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2016, the Treasury and the IRS issued proposed regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes only to the extent such income is actually distributed by the foreign subsidiary to the RIC each year. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. The new proposed regulations, if adopted as proposed, will apply for taxable years of RICs that begin on or after 90 days after the date of publication of the final regulations. If the proposed regulations are adopted as proposed, the Subsidiary will have to distribute its income each year in order for such income to be treated as qualifying income of the Fund. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. For more information, see “More Information About Taxes”.

Non-Principal Risks

Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

Indexed Securities Risk. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values that rise and fall according to the change in one or more specified indices and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies (including issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act), but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. Investments in issues that would be investment companies but for sections 3(c)(1) or 3(c)(7) of the 1940 Act will generally be considered illiquid investments and would be subject to the Fund’s 15% limitation on investments in illiquid securities.

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Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity issues may also make it difficult to value the Fund’s investments.

Short Sales. The Fund engages in short sales – including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. The Fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 95% of the value of the Fund’s assets.

Until the Fund closes its short position, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The SAI is incorporated herein.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Investment Adviser

Abbey Capital Limited, an Irish limited company founded in 2000, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1-2 Cavendish Row, Dublin 1, Ireland. As of February 28, 2018, the Adviser had over $3.9 billion in assets under management. The Adviser is registered as an Investment Adviser with the SEC and as a Commodity Trading Advisor (or “CTA”) and a Commodity Pool Operator (or “CPO”) with the CFTC, and is a member of the National Futures Association (the “NFA”).

The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board. The Fund compensates the Adviser for its services at the annual rate of 1.77% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.79%, 2.04% and 2.79% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares, and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.79%, 2.04% and 2.79% as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until March 26, 2019 for Class I Shares, Class A Shares and Class C Shares and may not be terminated without the approval of the Board. If at any time the Fund’s Total Annual Fund Operating Expenses for a year are less than 1.79%, 2.04% or 2.79%, as applicable, the Adviser may recoup any waived amount from the Fund within three years from the date on which such waiver or reimbursement was made by the Adviser if such reimbursement does not cause the Fund to exceed existing expense limitations.

Anthony Gannon and Mick Swift are the portfolio managers primarily responsible for the day-to-day management of the Fund.

Anthony Gannon (CEO) founded the Adviser in 2000 with a vision to create an alternative investment business providing multi-manager funds specializing in the managed futures and foreign exchange sectors of the hedge fund industry. Over its eighteen year history, Mr. Gannon has overseen the Adviser’s growth from a start-up to a global company which is currently one of the largest independent allocators in the CTA industry. Prior to founding the Adviser, Mr. Gannon was a co-founder of Allied Irish Capital Management (AICM), a multi-manager CTA, in conjunction with Allied Irish Banks. He helped to grow the company to become one of the largest European CTAs, with funds under management growing from an initial $50 million to in excess of $1.4 billion. Mr. Gannon has more than 25 years of investment experience in the managed futures industry. He is recognized and acknowledged as a leader in the industry globally and is a regular guest speaker at alternative investment industry conferences. Mr. Gannon graduated with a Bachelor of Commerce degree and a Masters in Business Studies with Finance from University College Dublin, Ireland.

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Mick Swift is the Deputy Chief Executive Officer and Research Director at the Adviser. Mr. Swift is a member of the Adviser’s Board of Directors and Investment Committee, and is a Principal of the firm. As Research Director, he manages and oversees the Adviser’s research and risk management processes as well as portfolio construction. Mr. Swift joined the Adviser in May 2002 after fifteen years as a trader and manager of trading teams. Prior to joining the Adviser, Mr. Swift was a Director at AICM, a Dublin-based CTA from 1998 to 2002. While at AICM, he worked in a trading capacity and also on product research and risk management. Previously, Mr. Swift was the Head of Foreign Exchange and European Interest Rate Trading at Bank of Ireland in Dublin from 1997 to 1998. Previously, Mr. Swift was Treasurer and EVP at Bank of Ireland’s New York branch, where he ran the trading and sales operation from 1994 to 1997. He initially joined the Treasury Division of Bank of Ireland in 1984 where he traded foreign exchange and interest rate markets on a proprietary basis. In 1992, he became Head of Interest Rate trading at the bank. A frequent guest speaker and presenter at conferences throughout Europe, Asia and the U.S., Mr. Swift has addressed topics including alternative investment policy development, risk management and the managed futures industry. Mr. Swift graduated with a Bachelors Degree in Commerce from University College Galway and holds an ACMA qualification.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

Trading Advisers

The Adviser has entered into a trading advisory agreement with each Trading Adviser to manage a portion of the Fund’s Futures Portfolio. Each Trading Adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the Trading Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Trading Adviser’s adherence to its investment style. The Board supervises the Adviser and the Trading Advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of Trading Advisers recommended by the Adviser.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

Not all of the Trading Advisers listed may be actively managing Fund or Subsidiary assets at all times. Subject to the oversight of the Board, the Adviser may temporarily allocate assets away from a Trading Adviser. Situations in which the Adviser may make such a determination include changes in the level of assets in the Fund, changes to the Adviser’s view of the Trading Adviser’s current opportunities, changes in a Trading Adviser’s personnel or a Trading Adviser’s adherence to an investment strategy.

The following provides additional information about each Trading Adviser and the Trading Adviser’s investment teams.

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Aspect Capital Limited

The Adviser has entered into a trading advisory agreement with Aspect Capital Limited (“Aspect”) to manage a portion of the Fund’s assets using the Aspect Core Diversified Program. Aspect is a private limited company formed in 1998 and based in London, United Kingdom. Aspect’s main office is located at 10 Portman Square, London W1H 6AZ, United Kingdom. Aspect is registered with the Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the National Futures Association in such capacities. Aspect’s philosophy is predominantly focused on capturing medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach.

All portfolio and investment procedures for the Aspect Core Diversified Program are overseen by Aspect’s Risk Management Committee (“RMC”). Aspect’s RMC has overall responsibility for the operation of all of Aspect’s Programs. The RMC is chaired by Anthony Todd (Chief Executive Officer) and also comprises Martin Lueck (Research Director) and Anna Hull (Chief Risk Officer).

Anthony Todd – Co-Founder and Chief Executive Officer

Mr. Todd co-founded Aspect in September 1997 and is the Chief Executive Officer of Aspect. He has been a CFTC listed principal, as an Associated Member and as an Associated Person of Aspect from October 13, 1999 to the present. Mr. Todd has also been listed with the CFTC as a principal of ACI since April 14, 2005 as he indirectly owns more than 10% of the share capital of ACI. Mr. Todd has been approved as a swaps Associated Person of Aspect since December 27, 2012. Mr. Todd chairs Aspect’s Executive Board, which determines Aspect’s overall corporate and strategic direction. Mr. Todd also chairs Aspect’s Risk Management Committee and is a member of Aspect’s Investment Management Committee. Before establishing Aspect, Mr. Todd worked for five years (from March 1992 to October 1997) at Adam, Harding and Lueck Limited (“AHL”) initially as Director of Financial Engineering and Product Development, before moving to Switzerland as Director of Marketing and Institutional Sales. Prior to this role, Mr. Todd was a strategy consultant at Mars & Co., a Paris based consultancy, from September 1990 to March 1992. From July 1989 to July 1990, Mr. Todd studied at INSEAD in France, and from September 1982 to June 1989 he was with UBS, an international investment bank, in London as Assistant Director in the International Government Bond Group. Mr. Todd holds a B.A. in Physics from Oxford University and an M.B.A. from INSEAD in France.

Martin Lueck – Co-Founder and Research Director

Mr. Lueck co-founded Aspect in September 1997, and has been listed with the CFTC as a principal, as an Associated Member and as an Associated Person of Aspect from October 13, 1999 to the present. As President of ACI, Mr. Lueck has also been listed with the CFTC as a principal of ACI since October 2004 and as an associated person of ACI since December 2004. Mr. Lueck has been approved as a swaps Associated Person of each of Aspect and ACI since December 27, 2012. His duties as a principal of ACI are to assist and supervise the sales team of ACI. As Research Director, he oversees the Research team which is responsible for generating and analyzing fundamental research hypotheses for development of all Aspect’s investment programs. Mr. Lueck chairs Aspect’s Investment Management Committee and is a member of Aspect’s Risk Management Committee. Prior to founding Aspect, Mr. Lueck was with AHL, which he co-founded in February 1987 with Michael Adam and David Harding. Man Group plc (a leading global provider of alternative investment products and solutions) completed the purchase of AHL in 1994 and Mr. Lueck left in 1996. At AHL, Mr. Lueck was instrumental in developing AHL’s trading systems and approach to research as well as the proprietary software language that provided the platform for all of AHL’s product engineering and implementation. During the period from May 1989 to April 1996, Mr. Lueck was listed with the CFTC as a principal and associated person of AHL. From May 1996 through August 1997, Mr. Lueck was on gardening leave from AHL during which time he helped establish his wife’s publishing business Barefoot Books. Mr. Lueck was a Director of Research at Brockham Securities Limited, a London based commodity trading advisor, from October 1984 to February 1987 and an executive in the Japanese Equity Sales department of Nomura International, a provider of financial services for individual, institutional, corporate, and government clients, from January to October 1984. Mr. Lueck serves on the Board of the National Futures Association. He holds an M.A. in Physics from Oxford University and currently serves as Chair of the Oxford Physics Development Board.

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Anna Hull – Chief Risk Officer

Mrs. Hull joined Aspect in June 2008 and was appointed to Aspect’s Executive Board as Chief Risk Officer in February 2017. Mrs. Hull has been listed with the CFTC as a principal of Aspect effective 24 July 2014. Mrs. Hull is in charge of Aspect’s Risk team, which is responsible for the oversight of all market, model and operational risks across Aspect. Additionally, Mrs. Hull is a member of Aspect’s Risk Management Committee. Between February 2014 and February 2017, Mrs. Hull held the role of Director of Risk within Aspect’s Risk team. Prior to becoming Director of Risk, Mrs. Hull was Aspect’s Director of Investment Solutions. In this capacity, Mrs. Hull led the Investment Solutions team in its role of providing transparency and quantitative expertise to Aspect’s clients. Before joining Aspect, Mrs. Hull was a Senior Portfolio Manager at Old Mutual Asset Managers (U.K.), an asset management firm owned by the international financial services company Old Mutual. Mrs. Hull joined Old Mutual Asset Managers (UK) in August 2004 and left in May 2008, and was responsible for managing a range of quantitative hedge fund strategies and long-only portfolios. In January 2003, Mrs. Hull joined Northern Trust Global Investments (the asset management division of Northern Trust, a global financial services company) as part of its acquisition of the quantitative investment divisions of Deutsche Asset Management. Mrs. Hull was a Senior Portfolio Manager there, and left in July 2004. Mrs. Hull joined Deutsche Asset Management, then known as Morgan Grenfell, in August 1998. Deutsche Asset Management was the global asset management division of Deutsche Bank, the global banking firm. Mrs. Hull worked as a Quantitative Portfolio Manager at Deutsche Asset Management until January 2003, transferring to Northern Trust as part of the acquisition. Mrs. Hull holds an MA in Mathematical Sciences from Oxford University. She is also a Certified FRM and a CFA charterholder.

Eclipse Capital Management, Inc.

The Adviser has entered into a trading advisory agreement with Eclipse Capital Management, Inc (“Eclipse”) to manage a portion of the Fund’s assets using the Eclipse Emerald Futures Program. Eclipse is a Missouri-based corporation formed in 1983. Eclipse’s main office is located at 7700 Bonhomme Ave, Suite 500, St. Louis, MO. Eclipse is registered with CFTC as a CTA and is a member of the NFA. Eclipse focuses on a systematic approach designed to profit primarily from intermediate- and long-term price trends in multiple market sectors.

Thomas W. Moller – CEO: Mr. Moller serves as CEO and head of Eclipse’s Business Management Group and drives the firm’s product development activities. Mr. Moller holds a Bachelor’s degree in Economics and Business Administration from Vanderbilt University and a Master’s in Accounting from the University of Kentucky. Prior to founding Eclipse, Mr. Moller fulfilled a number of roles including Associated Person of Geldermann & Company, principal of Interest Rate Management Inc. and Associated Person of Man International Inc.

Fran Olszweski – Managing Director and CIO: Mr. Olszweski’s primary responsibility is the research and development, implementation, and maintenance of Eclipse’s trading strategies. Mr. Olszweski’s background is in Economics where he holds a Bachelor’s degree from Washington University. Previously, Mr. Olszweski served as trading manager for Hollingsworth Trading Company before moving to the Capital Markets Group of Nippon Credit Bank where he worked as a proprietary trader. Mr. Olszweski then held the role of Assistant Vice President and proprietary trader within the Derivatives Dealing Team of UFJ Group before joining Eclipse in 2001.

Revolution Capital Management, LLC

The Adviser has entered into a trading advisory agreement with Revolution Capital Management, LLC (“RCM”) to manage a portion of the Fund’s assets using the Revolution Emerald Futures Program. RCM is a Colorado-based Limited Liability Company (LLC) formed in 2004. RCM’s main office is located at 1400 16th Street, Suite 510, Denver, Colorado. RCM is registered with the CFTC as a CTA and CPO and is a member of the NFA. RCM has been trading proprietary capital since January 2005. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.

Michael Mundt – Principal: Dr. Mundt’s tasks primarily consist of model development, business/marketing, and coordinating RCM’s overall business and trading strategy. Dr. Mundt’s background is in engineering and applied science. He received his Bachelor of Science degree in Aerospace Engineering from the University of Colorado in 1989. He was awarded a PhD in Aerospace Engineering in 1993, also from the University of Colorado; his thesis involved the exploration of chaos and turbulence in simple weather/climate models. After the completion of his academic studies, Dr. Mundt transitioned into the technology industry. He was employed by Seagate Technology, a hard-disk drive company, as an engineer specializing in computational fluid mechanics between March 1998 and July 2007.

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T. Robert Olson – Principal: Dr. Olson oversees the architecture and development of the hardware and software computing infrastructure at RCM. Dr. Olson received his Bachelor of Science degree in Aerospace Engineering at the University of Arizona in 1989. He received his Master’s and Doctorate degrees in Aerospace Engineering at the University of Colorado in 1992 and 1996, respectively. Dr. Olson was employed at Raytheon Technology, an aerospace defense contractor, from June 1996 through June 2006. His primary job duties included code/software development, data analysis, and the development of statistical algorithms to process high-frequency real-time data.

Tudor Investment Corporation

The Adviser has entered into a trading advisory agreement with Tudor Investment Corporation ("Tudor") to manage a portion of the Fund's assets using the Tudor Emerald Momentum program. Tudor is a Connecticut-based investment manager. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

Steven Evans, Managing Director, Director – Tudor’s Systems Trading Group

Steve Evans joined Tudor in August 1997 and is based in the Greenwich office.  He is Director of Tudor’s Systems Trading Group.  Steve serves on various Tudor committees including the Management Committee and the Capital Allocation Committee.  Prior to becoming Director of Tudor’s Systems Trading Group in January 2003, he held various positions at Tudor, including Chief Technology Officer.  Prior to joining Tudor, he was a Vice President of Software Development at D.E. Shaw & Co., where he led the design and implementation of a multi-product risk management system (1996-1997).  Prior to that, Steve was a Senior Manager in the Advanced Technology Group of Andersen Consulting, now Accenture Consulting, where he led the design and architecture of several large projects, including a real-time market surveillance system for a major international stock exchange (1987-1996).  He also developed and sold video games during high school and college.  He currently serves as a Director of Headlands Technologies LLC.  Steve holds an M.A. (First Class Honours) in Mathematics from Wadham College, Oxford University (1987).

Daryl Cook, Managing Director, Quantitative Portfolio Manager – Tudor’s Systems Trading Group

Daryl Cook joined Tudor in July 1993 and is based in the London office.  He is a member of Tudor’s Systems Trading Group’s Portfolio Advisory Group and has over twenty years of experience developing and implementing systematic trading models. Prior to joining Tudor in July 1993, he was employed by Reuters where he helped develop their IDN infrastructure (1988-1993) and Scicon Ltd. (1985-1988). Daryl holds a B.Sc. in Mathematics from Bristol University (1985).

Welton Investment Partners LLC

The Adviser has entered into a trading advisory agreement with Welton Investment Partners LLC (“Welton”) to manage a portion of the Fund’s assets using the Welton Trend program. Welton is a Delaware limited liability company formed in June 2014 to provide all of the investment advisory and day-to-day operational services previously assumed by Welton Investment Corporation (its “predecessor”), a Delaware corporation that merged in May 1997 with a California corporation originally formed in 1988. Welton’s main office is located at Eastwood Building, San Carlos between 5th and 6th, P.O. Box 6147, Carmel, California 93921, United States. Welton is registered with the Commodity Futures Trading Commission as both a Commodity Trading Advisor and a Commodity Pool Operator and is a member of the NFA in such capacities. Welton is also registered with the SEC as an investment adviser. Welton’s Trend program utilizes select medium and long-term trend-following models to capture specific recurrent market phenomena generated by behavioral inefficiencies amongst capital market participants. The systematic portfolio embeds risk management at multiple layers to ensure a stable risk profile over time.

Dr. Patrick Welton (Chief Executive Officer & Chief Investment Officer) – Dr. Welton is the founder and a principal of Welton and serves as the CEO and CIO. He is actively involved in an ongoing basis as he chairs Welton’s Investment Committee. He sets the strategic direction of the firm. Dr. Welton has served on committees for the Managed Funds Association and was a member of the Board of Directors of the NFA from 1997-2000. He has spoken at numerous conferences globally, participated in panel presentations, and has authored numerous articles about alternative investments, macroeconomic impacts on markets, and investment theory. Dr. Welton currently chairs the investment committee of a foundation and a California pension plan. His former research experience includes molecular biological work in gene sequencing, biophysics with a focus on positron emission neurofunctional brain imaging, and oncology. He holds undergraduate, doctoral and postdoctoral degrees from the University of Wisconsin, University of California, Los Angeles (UCLA) and Stanford University, respectively.

Justin Balas, CAIA (Head of Quantitative Macro Group) – Mr. Balas, who joined Welton in 2004, is a principal of the firm and oversees the firm’s proprietary research and product development for the Quantitative Macro Group. He also oversees multistrategy portfolio allocation in conjunction with the firm’s Portfolio Science and Global Trading Operations and Oversight teams. Mr. Balas’ past experience includes open outcry markets as well as quantitative trading and portfolio management. Prior to Welton he ran a quantitative equity and derivatives portfolio specializing in high frequency equities trading and implied volatility spread strategies between equity index options. Mr. Balas holds an MBA in Finance and Innovation Entrepreneurship from Northeastern University, is a graduate of the Stanford Executive Program, and holds a BA from UC Santa Cruz. He also holds the CAIA designation.

Todd Merrell, CPA, CA (Chief Financial Officer) – Mr. Merrell, who joined Welton in 2009, is a principal of the firm and is responsible for all aspects of finance, middle- and back-office operations for Welton. This includes: corporate finance, fund accounting, fund administration, trade oversight, and investor reporting. Prior to joining Welton, Mr. Merrell was employed with JPMorgan Chase Hedge Fund Services in Bermuda and previously worked for Deloitte in Canada where he qualified as a Chartered Accountant (CA). Mr. Merrell holds memberships with the Chartered Professional Accountants of Canada (CPA Canada) in both Bermuda and Saskatchewan. He earned a Master of Professional Accounting degree and a Bachelor of Commerce degree in Finance from the University of Saskatchewan.

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Guillaume Detrait (Chief Operating Officer & Chief Enterprise Risk Officer) – Mr. Detrait joined Welton in 2008. He is a principal of the firm and chairs the Operating Committee. He is responsible for overseeing the overall operations of the firm, helping each department adopt sound business practices and mitigating all major risks. Previously he was a Vice President at HSBC and a Senior Business Manager at Capital One. He began his career with KPMG where he served as an audit manager to the firm’s Paris and Los Angeles practices. Mr. Detrait holds an MBA from Columbia Business School and a BS in Economics from ESC Reims in France.

David Nowlin (Chief Compliance Officer) – Mr. Nowlin, who has been with Welton since 1993, is a principal of the firm and oversees compliance, legal and internal departmental reviews. Previously, he worked as an Associate with the firms formerly known as Price Waterhouse and Dean Witter Reynolds. Mr. Nowlin successfully completed the FINRA® Institute at Wharton Certified Regulatory and Compliance Professional (CRCP) program. Mr. Nowlin earned an MBA from Santa Clara University and a BA from Westmont College.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Adviser and trading advisory agreements with the Trading Advisers will be available in the Fund’s first annual or semi-annual report to shareholders.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares and Class C Shares of the Fund are sold at their net asset value (“NAV”). Class A Shares of the Fund are sold at their NAV, plus a front-end sales charge, if applicable. The NAV of a class of the Fund is calculated as follows:

Value of Assets Attributable to a Class
NAV =	− Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. Due to the fact that different expenses are charged to the Class I Shares, Class A Share, and Class C Shares of the Fund, the NAV of the four classes of the Fund may vary. The Fund will effect purchases of Shares at the NAV, plus any applicable sales charge, next determined after receipt by the Transfer Agent of your purchase order in good order as described below. The Fund will effect redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. When prices are not available from such service or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

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Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in exchange-traded funds, REITs and closed-end funds will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Adviser and Trading Advisers, securities will be valued by the Adviser and Trading Advisers in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

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Sales Charges

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 5.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	**see below

**	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. The Fund’s Distributor will pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser who initiate and are responsible for purchases of $1,000,000 or more.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current Net Asset Value of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

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Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Class A Sales Charge Waivers. The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

•	Current and retired directors and officers of the Fund sponsored by the Adviser or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

•	Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•	Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•	Institutional investors (which may include bank trust departments and registered investment advisers).

•	Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•	Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions – Class A Shares. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed.

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Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares. Contingent Deferred Sales Charges do not apply to redemptions of Class I Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the net asset value of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;
■	Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;
■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 701/2;
■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 591⁄2 years old and you purchased your shares prior to October 2, 2006;
■	Redemptions made with respect to certain retirement plans sponsored by the Fund;
■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);
■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;
■	Involuntary redemptions made of shares in accounts with low balances;
■	Redemptions related to the payment of custodial IRA fees, if any; and
■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”).

General. You may purchase Shares of the Fund at the NAV per Share, plus any applicable sales charge, next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in Class A Shares and Class C Shares is $2,500, and the minimum initial investment for Class I Shares is $1,000,000. There is a minimum amount of $100 for subsequent investment in Class A Shares and Class C Shares and of $1,000 in Class I Shares. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

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Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV, plus any applicable sales charges, next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, sub-accounting, transfer agency and/or other services, the Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Purchases By Telephone. Investors may purchase additional Class I, Class A and Class C Shares of the Fund by calling 1-844-261-6484. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $100 or more for Class A Shares and Class C Shares, and $1,000 or more for Class I Shares, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Initial Investment By Mail. Class I, Class A and Class C Shares of the Fund may be purchased by mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check payable to Abbey Capital Multi Asset Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares.

Abbey Capital Multi Asset Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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or overnight to:

Abbey Capital Multi Asset Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV plus any applicable sales charge next computed after the time the application and funds are received in proper order and accepted by the Fund.

Initial Investment By Wire. Class I, Class A and Class C Shares may also be purchased by wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

For Further Credit to:

Abbey Capital Multi Asset Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share, plus any applicable sales charge of the Fund by mailing a check to the Transfer Agent at the address noted above under “Investment by Mail” or by wiring as outlined above under “Investment by Wire”. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. There is a minimum amount of $100 for subsequent investments in Class A and Class C Shares, and of $1,000 in Class I Shares.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6484 for information.

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There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board’s approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to the Board’s approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Adviser;

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.	employees of the Adviser and their spouses, parents and children; and

d.	directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board’s discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation. The Adviser is authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund and share class, the dollar amount of shares to be purchased, your account application or investment stub, a check payable to the Fund, and any other information requested. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

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Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described in this section. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be sent to:

Abbey Capital Multi Asset Fund

c/o U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, WI 53201-0701

If sent by overnight mail to:

Abbey Capital Multi Asset Fund

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member (as described below), is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address or bank details have changed within the last 15 calendar days;
•	For all redemptions in excess of $25,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from non-Medallion program members who are domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

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Redemption By Telephone. In order to utilize the telephone redemption option, you must indicate that option on your Account Application. You may then initiate a redemption of Shares in an amount not exceeding $25,000 by calling the Transfer Agent at 1-844-261-6484.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close for same day pricing. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you are redeeming shares held in an IRA and receiving a distribution from the IRA of the cash proceeds of the redemption of shares, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6484. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

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Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund and share class, the number of shares or dollar amount to be redeemed, the account number, signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable, and any other information requested. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Adviser reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise its right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or the Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Exchange Privilege

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

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Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

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If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a RIC such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital loss), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

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In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Tax Risks of Investment in Subsidiary. The investment of up to 25% of a fund’s assets in a foreign subsidiary such as the Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by the RIC. Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”) provides that income earned by a controlled foreign corporation (a “CFC”), such as the Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. In 2006, the IRS published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. During the period 2006-2011, however, the IRS issued a number of private letter rulings to other funds in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary will generally constitute qualifying income for the fund, even if the CFC itself engages in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC are not distributed to the fund each year. In 2011, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In 2016, after completion of that review, the IRS issued proposed regulations that will provide that the income from a foreign subsidiary is qualifying income for RIC purposes only to the extent the income is actually distributed by the foreign subsidiary to the RIC each year – consistent with what is provided in the Internal Revenue Code. Accordingly, the Fund intends to cause the Subsidiary to make such distributions to the Fund each year, so that the income of the Subsidiary will be qualifying income for the Fund.

If, however, the IRS were to determine that income derived from the Fund’s investment in the Subsidiary (or from certain commodity-linked notes) does not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. In a Senate subcommittee hearing on the subject of RIC commodities-related investments in 2012, Senator Levin, the subcommittee chairman, expressed the view that a wholly-owned foreign subsidiary such as the Subsidiary, which is used by a RIC to make investments or otherwise to engage in transactions that the RIC could not accomplish directly under the applicable tax rules, should be disregarded as a separate entity for federal income tax purposes. Senator Levin’s view was not endorsed by the IRS Commissioner and the Treasury Acting Assistant Secretary for Tax Policy in their hearing testimony and their post-hearing responses to supplemental questions from Senator Levin. If the IRS were ultimately to adopt such a view, however, and if that position were to be sustained by the courts, the Fund may be unable to meet the 90% qualifying income test and therefore may not qualify as a RIC. In that event, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an “exempted company” pursuant to the Companies Law (as amended). The Subsidiary has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

33

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board has adopted a Plan of Distribution for the Class A Shares and the Class C Shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund’s Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class A Shares and up to 1.00% of the Class C Shares. The actual amount of such compensation under the Plan is agreed upon by the Board and by the Distributor. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of the Shares, all as set forth in the Fund’s 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” above.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Additional Information

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6484 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-844-261-6484 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

34

Financial Highlights

There are no financial highlights for the Fund because it commenced operations on or after the date of this Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

35

APPENDIX A

Additional Performance Information

The table below provides additional information about the long-term performance of the Predecessor Fund. The table below shows how the Predecessor Fund’s performance has varied from month to month and year by year since the Predecessor Fund’s inception on May 14, 2002. As with all such investments, past performance (either before or after taxes) is not an indication of future results.

Monthly Returns (Since May 14, 2002)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2002	-	-	-	-	0.1%	-2.0%	-5.5%	2.6%	-7.5%	2.3%	4.5%	-1.2%	-7.1%
2003	-0.8%	2.8%	-4.3%	9.3%	9.6%	-0.6%	2.0%	1.7%	0.2%	7.5%	2.3%	8.9%	44.9%
2004	1.8%	5.4%	-0.5%	-5.4%	-0.2%	0.2%	-4.8%	-0.8%	3.1%	3.0%	6.3%	3.5%	11.6%
2005	-4.5%	3.2%	-2.0%	-3.5%	2.8%	2.5%	3.6%	1.7%	3.5%	-3.2%	6.2%	2.6%	12.8%
2006	7.2%	-1.9%	4.1%	6.2%	-3.5%	-1.8%	-1.1%	2.8%	-0.1%	4.4%	3.6%	3.2%	24.8%
2007	2.0%	-3.3%	0.7%	6.1%	4.1%	0.4%	-5.2%	-2.4%	7.4%	5.5%	-4.7%	-0.9%	9.1%
2008	-5.0%	3.7%	-0.7%	3.6%	2.8%	-4.9%	-6.3%	-2.1%	-8.3%	-13.1%	-4.3%	6.0%	-26.6%
2009	-9.4%	-9.9%	6.3%	9.3%	9.8%	-2.2%	9.5%	4.5%	5.0%	-3.5%	6.7%	0.2%	26.1%
2010	-5.9%	2.8%	8.5%	0.8%	-10.3%	-4.6%	7.7%	-2.1%	11.0%	5.8%	-3.6%	9.9%	18.6%
2011	1.9%	4.2%	-2.2%	6.0%	-4.2%	-3.2%	-0.9%	-7.9%	-7.9%	7.0%	-1.1%	0.0%	-9.2%
2012	5.9%	5.4%	0.9%	-1.3%	-7.0%	2.8%	2.8%	1.3%	0.9%	-2.8%	1.5%	3.1%	13.7%
2013	6.6%	-0.3%	3.8%	4.7%	-1.4%	-3.7%	3.9%	-3.8%	5.4%	4.8%	3.3%	2.1%	27.7%
2014	-5.6%	5.1%	-0.8%	-0.2%	2.2%	2.0%	-1.6%	4.9%	3.3%	2.9%	6.5%	2.1%	22.2%
2015	4.4%	1.7%	0.9%	-3.7%	0.5%	-5.2%	3.4%	-5.0%	0.2%	1.7%	3.7%	-2.5%	-0.6%
2016	-0.1%	3.2%	0.5%	-0.9%	0.2%	2.4%	2.1%	-2.2%	-0.8%	-3.1%	2.9%	1.5%	5.6%
2017	-0.5%	3.6%	-1.5%	0.1%	0.6%	-1.6%	1.5%	1.3%	0.3%	4.7%	2.2%	1.1%	12.3%
2018	6.8%	-6.9%											-0.6%

A-1

PRIVACY NOTICE
FACTS	WHAT DOES THE ABBEY CAPITAL MULTI ASSET FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Multi Asset Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Multi Asset Fund share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

What we do
How does the Abbey Capital Multi Asset Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Abbey Capital Multi Asset Fund collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Abbey Capital Multi Asset Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Abbey Capital Multi Asset Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Abbey Capital Multi Asset Fund does not jointly market.

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

Annual/Semi-annual Reports: These reports, when available, will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports to shareholders will be available on the Adviser’s website at www.abbeycapital.com or by calling 1-844-261-6484.

Statement of Additional Information (“SAI”): The Fund’s SAI, dated March 26, 2018, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual reports, may be obtained free of charge by calling 1-844-261-6484. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus. The SAI is available on the Adviser’s website at www.abbeycapital.com.

Shareholder Inquiries: Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9 a.m. to 8 p.m. (Eastern time) Monday-Friday. Call: 1-844-261-6484.

Purchases and Redemptions: Call your registered representative or 1-844-261-6484.

Written Correspondence:
P.O. Box Address:

Abbey Capital Multi Asset Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Street Address:

Abbey Capital Multi Asset Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Securities and Exchange Commission: You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

ABBEY CAPITAL MULTI ASSET FUND

a series of THE RBB FUND, INC.

CLASS I SHARES (TICKER: MAFIX)

CLASS A SHARES (TICKER: MAFAX)

CLASS C SHARES (TICKER: MAFCX)

March 26, 2018

Investment Adviser:

ABBEY CAPITAL LIMITED

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of three classes, Class I Shares, Class A Shares and Class C Shares (collectively, the “Shares”), representing interests in the Abbey Capital Multi Asset Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated March 26, 2018 (the “Prospectus”). Copies of the Prospectus may be obtained free of charge by calling toll-free 1-844-261-6484.

TABLE OF CONTENTS

GENERAL INFORMATION	1
INVESTMENT OBJECTIVE	1
PRINCIPAL INVESTMENT POLICIES AND RISKS	1
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	18
INVESTMENT LIMITATIONS	24
DISCLOSURE OF PORTFOLIO HOLDINGS	26
PORTFOLIO TURNOVER	27
MANAGEMENT OF THE COMPANY	27
CODE OF ETHICS	36
PROXY VOTING	36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36
INVESTMENT ADVISORY AND OTHER SERVICES	36
INVESTMENT ADVISER	36
INVESTMENT TRADING ADVISERS	38
THE PORTFOLIO MANAGERS	39
ADMINISTRATION AND ACCOUNTING AGREEMENT	40
CUSTODIAN AGREEMENT	40
TRANSFER AGENCY AGREEMENT	40
DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION	41
PAYMENTS TO FINANCIAL INTERMEDIARIES	42
FUND TRANSACTIONS	43
PURCHASE AND REDEMPTION INFORMATION	44
TELEPHONE TRANSACTION PROCEDURES	47
VALUATION OF SHARES	47
TAXES	48
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	49
MISCELLANEOUS	50
FINANCIAL STATEMENTS	50
APPENDIX A	A-1

GENERAL INFORMATION

The Company is an open-end management investment company currently operating thirty-two separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Abbey Capital Multi Asset Fund, a non-diversified portfolio. Abbey Capital Limited (“Abbey Capital” or the “Adviser”), serves as the investment adviser to the Fund.

INVESTMENT OBJECTIVE

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks long-term capital appreciation. Current income is a secondary objective. There can be no guarantee that the Fund will achieve its investment objectives. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Multi-Manager Structure. The Fund and Abbey Capital Multi Asset Offshore Fund Limited, a wholly owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands, (the “Subsidiary”) are managed by the Adviser and one or more asset managers who are unaffiliated with the Adviser (each a “Trading Adviser” and together, the “Trading Advisers”). Subject to review by the Fund’s Board of Directors (the “Board”), the Adviser is responsible for selecting the Fund’s investment strategies and for allocating and reallocating assets among the Trading Advisers consistent with the Fund’s investment objective and strategies. The Adviser is also responsible for recommending to the Board whether an agreement with a Trading Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Trading Advisers. The Adviser is also responsible for implementing procedures to ensure that each Trading Adviser complies with the Fund’s investment objective, strategies and restrictions.

Portfolio Turnover Rate. Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present, although privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. In addition to the risks that are presented by mortgage-backed securities, asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Mortgage-Backed Securities” below for additional information.

Asset-backed securities acquired by the Fund may also include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Equity Markets. Funds may invest in equity markets. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities. The Fund may invest in securities of foreign issuers that are denominated or traded in foreign currencies. The Fund may also invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In 2016, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. The Fund may be exposed to risks related to the UK’s withdrawal from the EU, including volatile trading markets and significant and unpredictable currency fluctuations. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Greece has recently experienced political pressure to hold a similar referendum election. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. The potential impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

At the consummation of the forward contract, the Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and the Fund will not do so unless deemed appropriate by the Adviser or Trading Adviser, as applicable.

When the Fund enters into forward contracts the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the forward contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or the Subsidiary may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or to seek to increase total return, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures And Options On Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund and the Subsidiary, through which it invests, are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser or a Trading Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or the Subsidiary may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s or Trading Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into credit default, interest rate and total return swaps. The Fund may also enter into interest rate caps, floors and collars. In addition, the Fund may enter into mortgage swaps and currency swaps.

The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that the Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The SEC has recently issued the concept release “Use of Derivatives by Investment Companies under the Investment Company Act of 1940,” which discusses, among other matters, whether current market practices involving derivatives are consistent with the leverage provisions of the Act. Accordingly, investors should be aware that the SEC may offer additional guidance in the future that may impact the manner in which the Fund operates.

The Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated by such rating organization, determined to be of comparable quality by the Adviser or applicable Trading Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or applicable Trading Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Margin Deposits and Cover Requirements. Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Subsidiary will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Trading Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. For example, when entering into a contract that must be cash settled, the Fund will cover (and mark-to-market on a daily basis) its position in an amount that, when added to the amounts deposited with a futures commission merchant as margin, is equal to the daily mark-to-market obligation, rather than the notional value of the contract.

When entering into a contract that does not need to be settled in cash, the Fund is also required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Subsidiary (as defined below) will comply with these coverage requirements to the same extent as the Fund that holds the Subsidiary’s securities.

The Fund or the Subsidiary may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may also cover its position in relation to forwards, futures, swaps and options through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates or to seek and increase in total return. Call options on foreign currency written by the Fund will be “covered” as set out below.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the option or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or the Subsidiary may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or applicable Trading Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency and mortgage swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser or applicable Trading Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in an underlying investment company during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser or applicable Trading Adviser will monitor the liquidity of Restricted Securities held by the portion of the assets of the Fund it manages. In reaching liquidity decisions, the Adviser or Trading Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objectives, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Adviser and Trading Advisers will consider such event in its determination of whether the Fund should continue to hold the security.

Short Sales. As consistent with the Fund’s investment objectives, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is generally a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus the Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Subsidiary Risk. The Fund makes investments through a wholly-owned and controlled Subsidiary of the Fund (Abbey Capital Multi Asset Offshore Fund Limited). Investment in the Subsidiary provides the Fund with exposure to the commodity markets within the limitations of Subchapter M of Subtitle A, Chapter 1, of the Code. The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary will invest primarily in derivative instruments, such as, commodity futures contracts, non-commodity futures contracts, such as equity index, government bond, fixed income and foreign exchange futures contracts, commodity and non-commodity swap agreements. The Subsidiary may also invest in fixed income securities and money market instruments, cash and cash equivalents with two years or less term to maturity, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Fund’s investment in the Subsidiary may vary depending on the types of instruments selected by the Adviser or Trading Advisers to gain exposure to the commodities markets. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

The Fund intends to treat physically settled futures contracts in the same manner as cash settled futures contracts through the use of a swap and/or letter agreement with the Subsidiary’s futures commission merchant for the purposes of complying with Section 18 of 1940 Act. The SEC has not declared whether or not the use of such a letter agreement is sufficient for the purpose of compliance with Section 18 of the 1940 Act. There is a risk, therefore, that the SEC may deem the use of the letter agreement as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of the letter agreement.

The Fund intends to treat physically settled fx forward transactions in the same manner as cash settled fx forward transactions through the use of a letter agreement (the “Letter”) with the Subsidiary’s FX Prime Broker (“FXPB”) for the purposes of complying with Section 18 of 1940 Act. The Letter provides that the Subsidiary will ensure the liquidation of any deliverable transactions by entering into offsetting FX spot, forward or swap transactions or by rolling forward the net currency positions under such transactions. Failing that, where the transaction is not liquidated prior to the settlement date of such transaction, the FXPB will liquidate the position prior to the settlement date at the applicable prevailing market rate. Therefore, the Letter provides that the Fund and/or the Subsidiary will never be left with an obligation to purchase or deliver the currency underlying the forward transaction.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Although the Subsidiary is not registered under the 1940 Act, the Adviser and each of the trading Advisers complies with provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

Tax Risk. The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity-related securities, including income from the Fund’s investment in its subsidiary, is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a regulated investment company, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary will not be considered Qualifying Income. In addition, pursuant to recent guidance issued by the Treasury and the IRS, the Subsidiary’s commodity related income for a taxable year will only be treated as Qualifying Income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Fund for such taxable year. If the Fund’s income from the Subsidiary is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a regulated investment company under the Code. Moreover, an investment in a subsidiary generally may not exceed 25% of the value of the gross assets of the Fund at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the gross assets of the Fund, in any quarter, the Fund may fail to qualify as a regulated investment company under the Code. See “Taxes” below for additional information related to these restrictions.

Swap Agreements. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. The Fund will not enter into any swap agreement unless the Adviser or applicable Trading Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Adviser and Trading Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

See “Mortgage-Backed Securities” below for additional information about the September 7, 2008 federal takeover of Fannie Mae and Freddie Mac.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Exchange-Traded Funds (ETFs). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Actively-managed ETFs are subject to risk of poor investment, and the individual investments of an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETFs portfolio management practices do not work to achieve their desired result. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

The Fund may acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Investment Company Shares. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the limits described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Mortgage-Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”), pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange after the price of common stock in Fannie Mae fell below the New York Stock Exchange’s minimum average closing price of $1 for more than 30 days. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any Mortgage-Backed Securities guaranteed by Fannie Mae and Freddie Mac, including any such Mortgage-Backed Securities held by the Fund.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

The Fund may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in mortgage-backed securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-backed securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and mortgage-backed securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Recently, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-related securities (which may include certain of the mortgage-related securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any mortgage-related security held by the Fund is placed on credit watch or downgraded, the value of such mortgage-related security may decline and the Fund may consequently experience losses in respect of such mortgage-related security.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Fund may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P® (or their equivalents or, if unrated, determined by the Adviser or applicable Trading Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser or applicable Trading Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund may invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities. In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s and Trading Advisers’ ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with the Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” A Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. A Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Temporary Defensive Positions. In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund may not:

1.	Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

3.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

4.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

5.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

6.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations, which may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. Pursuant to orders issued by the SEC to ETFs and procedures approved by the Board, the Fund may invest in ETFs in excess of the limits of the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Securities held by the Fund generally may not be purchased from, sold or loaned to the Adviser, any Trading Adviser or their affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. None of the Fund, the Adviser, or any Trading Adviser has obtained such an exemptive order as of the date of this SAI.

Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days (not including Sundays and holidays).

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

Any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, short sales and other similar instruments, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund may pledge, mortgage or hypothecate assets to secure borrowings permitted by the Fund’s fundamental limitation on borrowing.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Adviser, director, officer or third party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address the conflicts of interests of the Fund shareholders and its service providers. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. The Fund’s annual and semi-annual reports to shareholders will be available on the Adviser’s website at www.abbeycapital.com or by calling 1-844-261-6484. The Fund’s Form N-CSR and Form N-Q filings are available on the SEC website at http://www.sec.gov.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to third-party service providers of the Company, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, (“USBFS”) the administrator, accounting agent and transfer agent; Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; and FilePoint, the financial printer. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 15-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund’s portfolio turnover rate would be higher.

The Fund was not previously in operation and consequently, there is no portfolio turnover information as of the date of this SAI.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of six Independent Directors and one Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established nine standing committees — Audit, Contract, Executive, Investment Risk, Nominating and Governance, Product Development, Regulatory Oversight, Strategic Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 84	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	32	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	32	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	32	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 74	Director	2006 to present	Since 1997, Consultant, financial services organizations.	32	Kalmar Pooled Investment Trust (registered investment company)(until September 2017); Wilmington Funds (12 portfolios)(registered investment company); Independence Blue Cross (healthcare insurance).

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 69	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	32	Independent Trustee of EIP Investment Trust (registered investment company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	32	Reich and Tang Group (asset management).
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 79	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	32	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 55	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 57	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016 Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 64	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 35	Assistant Treasurer	2016 to present	Since 2008, Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 47	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 58	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 39	Assistant Secretary	2017 to present	Since 2017, Partner, Drinker Biddle & Reath LLP (law firm); Drinker Biddle & Reath LLP (2006 to present).	N/A	N/A

*	Each Director oversees thirty-two portfolios of the Company.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened two times during the fiscal year ended August 31, 2017.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and three Independent Directors. The current members of the Contract Committee are Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2017.

Executive Committee. The Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2017.

Investment Risk Committee. The Board has an Investment Risk Committee comprised of the Interested Director and one Independent Director. The current members of the Investment Risk Committee are Messrs. Reichman and Sablowsky. The Investment Risk Committee ensures that the Company’s investment advisers have adopted investment risk management policies and procedures. The Investment Risk Committee convened two times during the fiscal year ended August 31, 2017.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2017.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Director and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman and Sablowsky. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened six times during the fiscal year ended August 31, 2017.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Director and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2017.

Strategic Oversight Committee. The Board has a Strategic Oversight Committee comprised of the Interested Director and three Independent Directors. The current members of the Strategic Oversight Committee are Messrs. Carnall, Chandler, Reichman and Sablowsky. The Strategic Oversight Committee assists the Board in its oversight and review of the Company’s strategic plan and operations. The Strategic Oversight Committee convened one time during the fiscal year ended August 31, 2017.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Director and three officers of the Company. The members of the Valuation Committee are Messrs. Amweg, Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2017.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2017:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$10,001-$50,000
Gregory P. Chandler	None	$1-$10,000
Nicholas A. Giordano	None	$10,001-$50,000
Sam Lambroza(1)	None	Over $100,000
Arnold M. Reichman	None	Over $100,000
Robert A. Straniere	None	$1-$10,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000

(1)	Mr. Lambroza resigned from the Board effective January 26, 2018.

Directors’ and Officers’ Compensation

Effective January 1, 2018, the Company pays each Director a retainer at the rate of $100,000 annually, $10,000 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receive an additional fee of $15,000 for his services. The Chairman of the Contract Committee receives an additional fee of $10,000 per year for his services, and the Chairman of the Nominating and Governance Committee and Chairman of the Investment Risk Committee each receive an additional fee of $7,500 per year for his services. The Vice Chairman of the Board receives an additional fee of $25,000 per year for his services in this capacity and the Chairman of the Board receives an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2017 to December 31, 2017, the Company paid each Director a retainer at the rate of $100,000 annually, $5,000 for each regular meeting of the Board, $2,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $15,000 for his services. The Chairman of the Contract Committee received an additional fee of $10,000 for his services and the Chairman of the Nominating and Governance Committee received an additional fee of $7,500 for his services. Effective June 1, 2017, the Chairman of the Investment Risk Committee received an additional fee of $7,500 for his services. The Vice Chairman of the Board received an additional fee of $25,000 for his services in this capacity and the Chairman of the Board received an additional fee of $50,000 for his services in this capacity.

From January 1, 2016, to December 31, 2016, the Company paid each Director a retainer at the rate of $85,000 annually, $3,500 for each regular meeting of the Board, and $2,000 for each committee meeting or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $10,000 for his services. The Chairman of the Nominating and Governance Committee and the Chairman of the Contract Committee each received an additional fee of $6,000 per year for his services. The Chairman of the Board received an additional fee of $25,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer, and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2017, Vigilant Compliance LLC received $600,000 in aggregate from all series of the Company for services provided. An employee of RBB serves as a Treasurer and Secretary and is compensated for services provided. For the fiscal year ended August 31, 2017, each of the following members of the Board and the Treasurer and Secretary received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund*	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Julian A. Brodsky, Director	N/A	N/A	N/A	$130,250
J. Richard Carnall, Director	N/A	N/A	N/A	$128,250
Gregory P. Chandler, Director	N/A	N/A	N/A	$151,000
Nicholas A. Giordano, Director	N/A	N/A	N/A	$132,875
Sam Lambroza, Director(1)	N/A	N/A	N/A	$133,375
Arnold M. Reichman, Director and Chairman	N/A	N/A	N/A	$175,500
Robert A. Straniere, Director	N/A	N/A	N/A	$130,750
Interested Director:
Robert Sablowsky, Director	N/A	N/A	N/A	$173,750
Officer:
James G. Shaw, Treasurer and Secretary	N/A	N/A	N/A	$240,000

(1)	Mr. Labroza resigned from the Board effective January 26, 2018.
*	The Fund had not commenced operations as of the date of this SAI. Under current compensation arrangements, it is estimated that the Directors will not receive any compensation from the Fund for the fiscal period April 10, 2018 through August 31, 2018.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

As of December 31, 2017 the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

CODE OF ETHICS

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser will vote proxies in accordance with its proxy policies and procedures, which provide the Adviser’s Chief Compliance Officer is responsible for seeing that proxies required to be voted are voted on behalf of the Fund and in the Fund’s best interests. The Chief Compliance Officer may choose to appoint one or both of the Portfolio Managers to consider options and propose decisions.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available upon request by calling toll-free 1-844-261-6484 or by writing to the Fund at: Abbey Capital Multi Asset Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Fund was not previously in operation and there are no shareholders as of the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Abbey Capital Limited (“Abbey Capital” or the “Adviser”), 1-2 Cavendish Row, Dublin 1, Ireland, is an Irish limited company founded in 2000. Cavendish Capital Limited owns 100% of Abbey Capital.

The Adviser also serves as the investment adviser to the Subsidiary, Abbey Capital Multi Asset Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary. The Adviser does not receive additional compensation for its management of the Subsidiary.

Advisory Agreement with the Company. The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated as of February 27, 2018, as amended.

Subject to the supervision of the Board, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.77% of the Fund’s average daily net assets. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund. There are no performance fees charged by the Adviser or Trading Advisers either at the Fund or at the Fund’s wholly-owned Subsidiary. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses through March 26, 2019 for Class I Shares, Class A Shares and Class C Shares in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.79%, 2.04% and 2.79%, respectively, of the Fund’s average daily net assets.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the Fund’s investment advisory agreement will be available in the Fund’s first annual or semi-annual report to shareholders and may be obtained by calling 1-844-261-6484 or visiting the SEC’s website at www.sec.gov.

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

INVESTMENT TRADING ADVISERS

Each Trading Adviser shall, subject to the supervision and oversight of the Adviser, manage the investment and reinvestment of the Fund’s Futures Portfolio (as defined in the Prospectus) as the Adviser may from time to time allocate to such Trading Adviser for management. The Adviser pays the Trading Advisers out of its advisory fees.

The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, without shareholder approval and subject to certain conditions, to terminate existing Trading Advisers or hire new Trading Advisers for the Fund, to materially amend the terms of particular agreements with Trading Advisers or to continue the employment of existing Trading Advisers after events that would otherwise cause an automatic termination of a trading advisory agreement. This arrangement has been approved by the Board and the Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace Trading Advisers when the Board and the Adviser feel that a change would benefit the Fund. The exemptive order enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of trading advisory agreements.

The Adviser does not determine what investments will be purchased or sold for the Fund with respect to the portions of the Fund managed by the Trading Advisers. Because each Trading Adviser manages its portion of the Fund independently from the others, the same security may be held in two or more different portions of the Fund or may be acquired for one portion at a time when a Trading Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one or more of the Trading Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Trading Adviser or Trading Advisers believe continued exposure to the broader securities market is appropriate. Because each Trading Adviser directs the trading for its portion of the Fund and does not aggregate its transactions with those of the other Trading Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Trading Adviser were managing the Fund.

The current Trading Advisers to the Fund are set forth below.

Trading Advisers
Aspect Capital Limited (“Aspect”) 10 Portman Square London W1H 6AZ United Kingdom	Aspect is a majority employee owned investment manager which is primarily controlled by founders Anthony Todd and Martin Lueck. Aspect seeks to capture medium-term trend opportunities across a broad spectrum of diversified market sectors, applying a systematic and research driven approach
Eclipse Capital Management, Inc. (“Eclipse”) 7700 Bonhomme Ave, Suite 500 St. Louis, MO 63105	Eclipse is controlled by its founder, Thomas W. Moller. Eclipse focuses on a systematic approach designed to profit primarily from intermediate- and long-term price trends in multiple market sectors.
Revolution Capital Management, LLC (“RCM”) 1400 16th Street, Suite 510 Denver, CO 80202	Michael Mundt and T. Robert Olson are managing members of RCM. RCM focuses on short-term, systematic and quantitative trading, applying rigorous statistical analysis to all aspects of research, development, and operations.
Tudor Investment Corporation 1275 King Street Greenwhich, CT 06831

Tudor Investment Corporation is a Connecticut-based investment manager. The firm runs multiple strategies including but not limited to discretionary global macro, event driven and quantitative investment and trading strategies. The Tudor Emerald Momentum program trades a systematic trend following strategy across a broad range of global futures markets.

Welton Investment Partners LLC (“Welton”) Eastwood Building San Carlos between 5th and 6th P.O. Box 6147 Carmel, CA 93921	Welton is a majority employee owned investment manager, which is primarily controlled by the founder Dr. Patrick Welton. Welton seeks to harness recurrent market opportunities by utilizing systematic, research driven, medium and long-term trend-following models across a broad range of diversified global futures markets.

Trading Advisory Agreements with the Adviser. Each of the Trading Advisory Agreements provides that the Trading Adviser will manage the investment and reinvestment of such portion of the assets of the Fund or the Subsidiary as the Adviser may from time to time allocate to the Trading Adviser in accordance with the Fund’s objective, policies and restrictions and any investment guidelines established by the Adviser. Each Trading Adviser will, subject to the supervision and control of the Adviser, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Fund and/or the Subsidiary, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Trading Advisers are required to furnish at their own expense all investment facilities necessary to perform its obligations under the Trading Advisory Agreements.

Generally, each Trading Advisory Agreement may be terminated without penalty by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser immediately upon notice to the Trading Adviser, and each such agreement terminates automatically in the event of an assignment (as defined in the 1940 Act). Each Trading Advisory Agreement also may be terminated by a Trading Adviser upon 30 days’ written notice and automatically terminates upon termination of the Advisory Agreement.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Shares they own and how they are compensated.

Abbey Capital

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of February 28, 2018.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. Anthony Gannon	Other Registered Investment Companies:	1	$942 million	0	$0
	Other Pooled Investment Vehicles:	8	$2.9 billion	3	$2.9 billion
	Other Accounts:	0	$0	0	$0
2. Mick Swift	Other Registered Investment Companies:	1	$942 million	0	$0
	Other Pooled Investment Vehicles:	8	$2.9 billion	3	$2.9 billion
	Other Accounts:	0	$0	0	$0

Compensation. As of the date of this SAI, Abbey Capital compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a cash base salary and a discretionary bonus that is based on the individual performance of the portfolio manager and overall profitability of Abbey Capital, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Abbey Capital has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

ADMINISTRATION AND ACCOUNTING AGREEMENT

USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, USBFS has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, USBFS has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, USBFS has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that USBFS shall be obligated to exercise reasonable care in the performance of its duties and that USFBS shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from USBSF’s refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

USBFS receives a fee under the Administration Agreements based on the average daily net assets of the Company.

CUSTODIAN AGREEMENT

U.S. Bank, N.A., (the “Custodian”) 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

TRANSFER AGENCY AGREEMENT

U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer agent and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which USBFS: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. USBFS may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate. For its services to the Fund under the Transfer Agency Agreement, USBFS receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

USBFS also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, USBFS provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

DISTRIBUTION AGREEMENT AND PLAN OF DISTRIBUTION

Quasar Distributors LLC (the “Distributor”), whose principal business address is 777 East Wisconsin Avenue, Floor 6, Milwaukee, Wisconsin 53202, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company, the Adviser, or any other service provider for the Fund.

Under the Distribution Agreement with the Fund, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Class I Shares. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Company in connection with the continuous offering of the Fund’s shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. The Distributor does not receive compensation from the Company for the distribution of the Fund’s Class I Shares; however, the Adviser pays an annual fee to the Distributor as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Class A Shares and Class C Shares. Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares and Class C shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Class A Shares and Class C Shares. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company. Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares and Class C Shares, including advertising, printing and mailing of prospectuses to others than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes. As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares and Class C Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, has an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., a broker-dealer.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Adviser and Trading Advisers are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. In executing portfolio transactions, the Adviser and Trading Advisers seek to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser and Trading Advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Trading Advisers may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser, the Trading Advisers and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser and Trading Advisers believe that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. There were no securities held by the Fund of its regular broker-dealer as of the end of the most recent fiscal year as the Fund had not commenced operations.

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Adviser and Trading Advisers may select a broker based upon brokerage or research services provided to the Adviser or applicable Trading Adviser. The Adviser and Trading Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser or sub-adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, certain Trading Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the applicable Trading Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the applicable Trading Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Trading Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Trading Advisers will be in addition to and not in lieu of the services required to be performed by the Trading Adviser under its Trading Advisory Agreement. Any advisory or other fees paid to the Trading Advisers are not reduced as a result of the receipt of research services.

In some cases a Trading Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the applicable Trading Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the applicable Trading Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Trading Adviser faces a potential conflict of interest, but each applicable Trading Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser and Trading Advisers with research services. The FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including, in the case of Class A Shares, any applicable sales charges, and in the case of Class C Shares, any applicable contingent deferred sales charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by certain brokerage firms, financial institutions and other industry professionals that have entered into a distribution agreement with the Distributor (“Service Organizations”) and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Fund may be subject to sales charge waivers as described below.

Reducing or Eliminating the Front-End Sales Charge

Class A Shares

The Fund’s Class A Shares are offered to the public at NAV plus a front-end sales charge. You can reduce or eliminate the front-end sales charge on Class A Shares of the Fund as follows:

Quantity Discounts. Purchases of at least $25,000 can reduce the sales charges you pay, and purchases of at least $1,000,000 can eliminate the sales charges you pay.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current Net Asset Value of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Adviser.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Letter of Intent. You can sign a Letter of Intent committing to purchase of a specific dollar amount of Class A Shares of the Fund within a 13-month period to combine such purchases in calculating the sales charge. A portion of your Fund shares will be held in escrow. If you complete your purchase commitments as stated in the Letter of Intent, your Fund shares held in escrow will be released to your account. If you do not purchase the full amount of Class A Shares indicated in the Letter of Intent, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase

Dealer Reallowances

As shown in the table below, the Distributor, may provide dealer reallowances up to the full sales charge for purchases of the Fund’s Class A Shares in which a front-end sales charge is applicable. Any residual allowance is retained by the Distributor to be used solely for distribution related expenses and not retained as profit.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Concession as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	* see below

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more. The Fund’s distributor may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser, who initiate and are responsible for purchases of $1,000,000 or more.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1,000,000 or more in Class A Shares are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed.

Class C Shares

Contingent Deferred Sales Charge on Certain Redemptions. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances broker-dealers the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser’s affiliated broker dealer and not by investors or the Fund. As a result, the Fund imposes a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

■	Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;
■	Exchanges pursuant to the exchange privilege, as described in the Fund’s Prospectus under “Shareholder Information — Exchange Privilege”;
■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 701/2;
■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 591⁄2 years old and you purchased your shares prior to October 2, 2006;
■	Redemptions made with respect to certain retirement plans sponsored by the Fund;
■	Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);
■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;
■	Involuntary redemptions made of shares in accounts with low balances;
■	Redemptions related to the payment of custodial IRA fees, if any; and
■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) recording and maintaining a record of all telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The securities of the Fund are valued under the direction of the Fund’s administrator and under the general supervision of the Board. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and such changes or decisions may be retroactive.

The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Any annual net profit of the Subsidiary will be recognized as ordinary income by the Fund, but any annual net loss of the Subsidiary will not be recognized and will not carry forward.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, $87.023 billion shares have been classified into 182 classes, however, the Company only has 47 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

The Fund has registered three classes of shares: Class I Shares, Class A Shares and Class C Shares. Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, will serve as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The Fund is a new fund and does not have financial statements at this time.

The Predecessor Fund’s audited financial statements and notes thereto for the years ended December 31, 2017 and December 31, 2016 and the report of KPMG LLP, the Predecessor Fund’s independent registered public accounting firm, on such financial statements are included below.

Abbey Global, LP

Audited Financial Statements for the year

January 1, 2016 to December 31, 2016

Abbey Capital Limited is an Alternative Investment Fund Manager, regulated by the Central Bank of Ireland. Abbey Capital Limited is the Commodity Pool Operator of Abbey Global, LP and operates it as an exempt pool pursuant to sub-section 4.7 of the Regulations issued pursuant to the Commodity Exchange Act, as amended. Abbey Capital Limited is a member of the National Futures Association (“NFA”), and is registered as an Investment Advisor with the Securities Exchange Commission (“SEC”). None of the regulators listed above endorse, indemnify, or guarantee the member’s business practices, selling methods, the class or type of securities offered, or any specific security.

NFA ID: P010984

Abbey Global, LP	December 31, 2016

A copy of the audited Financial Statements of the ACL Alternative Fund (“the ACL Alternative Fund”) is included with these audited Financial Statements. The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited, a segregated accounts company incorporated as an open-ended investment company with limited liability under the laws of Bermuda.

Abbey Global, LP	December 31, 2016

Affirmation of the Commodity Pool Operator

Abbey Global, LP

850 New Burton Road

Suite 201

Dover

Delaware 19904

Affirmation Required by the Commodity Exchange Act, Regulation§4.7(b)(3)(i)

I, Anthony Gannon, Director of Abbey Capital Limited (Commodity Pool Operator of Abbey Global, LP) hereby affirm that, to the best of my knowledge and belief, the information contained in this annual report is accurate and complete.

Anthony Gannon

Director

Abbey Capital Limited

Commodity Pool Operator of Abbey Global, LP

March 20, 2017

1

Abbey Global, LP	December 31, 2016

Investment Manager’s Report

Legal Structure

Abbey Global, LP (the “Fund”) is an investment partnership that operates as a multi-manager “fund-of-funds.”

Investment Objective and Strategy

The Fund’s investment strategy is to combine a US equity market portfolio with a favourably-correlated portfolio of alternative investments.

Fund Performance - Abbey Global, LP

The Fund returned +5.58% in 2016. The Fund has cumulatively returned +328.52% since inception in May 2002, providing an annualized return of +10.42%(1). The Fund is a Delaware Limited Partnership launched on 14 May 2002 . All returns are net of fees and include interest.

The Fund is a diversified product combining 54.26%(1) targeted exposure to US equity markets, through one Vanguard index tracker fund, with an additional exposure to managed futures through the ACL Alternative Fund, a segregated account of ACL Alternative Fund SAC Limited. Performance for the Fund’s allocation to the Vanguard equity tracker was positive in 2016. US equities were positive over the period, with the S&P 500 Index jumping by +9.54%, the Nasdaq 100 Index advanced +5.89% and the Dow Jones Index closed +13.42% higher(2). The Vanguard Total Stock Market Index finished up +12.53%.

Global equity markets typically advanced in 2016, despite several sell-offs driven by concerns around the Chinese economy in Q1 , the outcome of the UK’s decision to withdraw from the EU in Q2 , and in the lead-up to the US presidential election in November. Sharp declines in peripheral eurozone markets during H1 were driven by a stronger EUR and fears of a vote favouring Brexit, with the German DAX 30, Italian FTSE MIB 30 and Spanish IBEX 35 indices retreating significantly. This contrasted with gains for US markets, as dovish comments from the US Federal Reserve (the “Fed”) in Q1 pushed out interest-rate hike expectations and drove weakness in the USD. Elsewhere, a rise in energy prices supported the Canadian stock market, while a sharp decline in sterling helped the FTSE 100 to offset concerns surrounding a post-Brexit landscape.

The second half of the year proved to be a more positive environment for most major equity markets, with the strongest of returns generated in the final quarter. Once again, currency movements generated additional returns for some indices, with eurozone and Japanese indices benefiting from local currency weakness. In addition, positive corporate earnings, strong US data and a continued accommodative stance from central banks in Europe, Japan and the US helped to improve market sentiment and, in turn, the environment for risk assets. Some of the strongest gains on the year were seen in small- and mid-cap stock markets, where US President-elect Trump’s comments regarding greater fiscal stimulus boosted companies listed on the S&P Mid 400 and Russell 2000 indices.

(1)	As at 31 December 2016. Abbey Global, LP was launched on 14 May 2002. From May 2002 until April 2014 Abbey Global, LP invested approximately 100% of its capital contributions in a passively managed portfolio participating in the U.S. equity market and approximately 50% of its capital contributions in the ACL Alternative Fund through a loan facility. Since April 2014 Abbey Global, LP invests approximately 50% of its capital contributions in a passively managed portfolio participating in the U.S. equity market and approximately 50% of its capital contributions in the ACL Alternative Fund, a segregated account of ACL Alternative Fund SAC Limited.

(2)	The above is shown for illustrative purposes only. Abbey Global, LP is not benchmarked against any of the indices referenced.

2

Abbey Global, LP	December 31, 2016

Investment Manager’s Report (continued)

Fund Performance - Abbey Global, LP (continued)

Despite strong performance towards the end of the year, when investors shrugged off the outcome of the Italian referendum on constitutional reform, the FTSE MIB 30 declined notably due to the large losses incurred earlier in the period.

As at December 31, 2016, 45.59% of total Fund capital was invested in the ACL Alternative Fund USD Share Class D. The ACL Alternative Fund USD Share Class D produced a loss of -5.19% in 2016(3). Since December 2000 the ACL Alternative Fund USD Share Class D has returned cumulatively (including pro forma returns from December 2000 to March 2014) +202.53%, providing an annualised return of +7.12%(3).

At the trading style level, Long-term Trendfollowing (“Trendfollowing”) managers were the largest detractors from performance, with Global Macro and Value managers also negative. In contrast, Short-term Systematic (“Short-term”) and FX managers were positive. The ACL Alternative Fund’s core-satellite approach worked well in the early part of the year, during the equity sell-off, and again later in the year, particularly in November, as the strong performance of non-trend managers helped the ACL Alternative Fund generate a positive return when many Trendfollowing managers suffered losses. However, the period between August and October was difficult for most managers as the combination of increased market reversals and declining volatility produced a challenging environment. It was a year of market surprises which began with a sell-off in global equities but ended with US indices just below record highs. Despite the loss on the year, the ACL Alternative Fund at times navigated the volatility well, generating positive returns during the equity sell-off in Q1, after the Brexit vote and after the US presidential election, providing diversification for equity and bond portfolio holders in stressful market conditions.

Concerns regarding a possible hard landing in the Chinese economy drove a sell-off in equities and a pick-up in market volatility early in the year. Developed market government bonds rallied, industrial commodities declined and the US dollar weakened. During this period, the market environment was very favourable for the ACL Alternative Fund with Short-term managers benefiting from the rise in volatility, particularly in equities, while Trendfollowing managers captured strong trends in bonds and energy.

As it has a number of times in recent years, the ACL Alternative Fund shifted positioning in anticipation of an equity bear market, shorting equity indices and increasing longs in bonds. In the event, the equity decline proved to be just a correction in the bull market. Renewed easing measures from central banks in Japan, China and the eurozone and a more dovish stance from the Federal Reserve (the “Fed”) underpinned a recovery in risk assets from mid-February and pushed long-term government bonds yields in many developed markets into negative territory. As equities recovered, market volatility generally declined through Q2 and this persisted until the US presidential election, punctuated only by a bout of volatility around the Brexit vote. Low volatility and a lack of intraday and short-term momentum in markets in Q3 and early Q4 generated difficult conditions for Short-term managers. The S&P 500 Index 50-day volatility touched 6.3% in early September, its lowest value in recent years, highlighting the muted level of volatility. At the same time, the strong rally in fixed income corrected and there were few sustained multi-month trends for medium and long-term trendfollowing strategies to exploit.

(3)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. ACL Alternative Fund USD Share Class D is a sub-class of the USD Share Class of the ACL Alternative Fund. The ACL Alternative Fund commenced as a program in December 2000 and was incorporated as a fund in January 2002. USD Share Class D was launched in April 2014. Return figures shown are net of fees and include interest. The pro forma figures (Dec 2000 - March 2014) shown are net of fees, based on actual figures for USD Share Class A and adjusted for the fees charged for USD Share Class D. Past results are not indicative of future results.

3

Abbey Global, LP	December 31, 2016

Investment Manager’s Report (continued)

Fund Performance - Abbey Global, LP (continued)

Commodity markets proved particularly challenging in this period with major markets such as crude oil, copper and natural gas suffering frequent reversals in trends. Other trading styles also struggled in this period as Value, FX and Global Macro managers were generally positioned for a stronger USD or higher US rates. Negative performance for non-trend managers, at a time of reduced opportunities for trendfollowing managers, translated into a difficult overall period for the ACL Alternative Fund between August and October.

Conditions improved in Q4 after the US presidential election, with the ACL Alternative Fund reacting well to the outcome. The prospect of a significant shift in economic policy in the US, towards greater fiscal activism, triggered an increase in volatility and strong directional moves in equities, currencies and bonds as economic growth and interest-rate expectations were adjusted. In this period, Trendfollowing managers benefited from trends in equities and base metals. At the same time, Short-term managers capitalised on the higher volatility in bonds, while Global Macro, Value and FX managers profited from the USD rally. Of note, the ACL Alternative Fund went short interest rates in this period, to its largest net short since 2007, and profited from the re-pricing of interest rate expectations in the US yield curve.

2016 was a difficult year for many managers in the industry and this was reflected in the negative performance of the main industry indices; the SG CTA Index declined -2.89%, while the BTOP 50 Index declined -4.44%(4). The ACL Alternative Fund has a higher realised volatility than each of these indices and in our opinion, the higher volatility of the ACL Alternative Fund may have contributed to its underperformance versus the SG CTA Index.

At the manager level in 2016 we again saw wide and varied performance across and within trading styles consistent with the past. High dispersion of returns is a feature of the managed futures industry and one of the key reasons why investors allocate to multi-manager portfolios. Within the ACL Alternative Fund, the magnitude of the dispersion between the best-performing and worst-performing manager over the year was 62%, adjusting manager performance to a common 21% annualised volatility. Although high, this was below the ACL Alternative Fund’s long-term annual average of 73%.

The ACL Alternative Fund’s USD Share Class A has delivered total cumulative returns of +250.46% since inception, versus +134.01% for the S&P 500 Total Return Index and +116.62% for the SG CTA lndex(5) .Within Trendfollowing those managers who particularly captured the rally in fixed income outperformed, while commodity-focused managers in some cases underperformed. However, differences in sector allocations, speed of systems, risk allocation methods and strategy mix all contributed to manager return dispersion, making it difficult to generalise about the drivers of dispersion. In terms of strategy allocations, we maintained the ACL Alternative Fund’s risk allocation to trendfollowing strategies at 50-60% of portfolio risk through the year, with the balance allocated to uncorrelated non-trendfollowing strategies. This has been our consistent approach for strategy allocation since inception of the ACL Alternative Fund.

(4)	The above is shown for illustrative purposes only. None of the funds managed by Abbey Capital Limited are benchmarked against any index.

(5)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. ACL Alternative Fund USD Share Class A is a sub-class of the USD Share Class of the ACL Alternative Fund. The ACL Alternative Fund commenced as a program in December 2000 and was incorporated as a fund in January 2002. USD Share Class D was launched in April 2014. Past results are not indicative of future results. The above is shown for illustrative purposes only. None of the funds managed by Abbey Global are benchmarked against any of the indices referenced. Please note that due to different fee structures, different share classes and sub-classes will have different returns. Some share classes and sub-classes may have generated a lower return than the ACL Alternative Fund USD Share Class A.

4

Abbey Global, LP	December 31, 2016

Investment Manager’s Report (continued)

Fund Performance - Abbey Global, LP (continued)

At the manager level we maintained the existing portfolio of managers; the ACL Alternative Fund allocates to 22 managers as of 31st December 2016.

Abbey Capital Limited - Investment Manager

As we have in every year over the last sixteen years, we continue to invest in our infrastructure, develop our business and build out our team. In developing our business and product offering our objective is always to deliver strong investment returns and provide real value and excellent client service to investors.

In that respect we were delighted that Abbey Capital Limited (“Abbey Capital”) and the ACL Alternative Fund received a number of awards through the year in recognition of the ACL Alternative Fund’s long-term performance and our commitment to investor relations. These included European Fund of Hedge Fund of the Year(6), Best Niche Fund of Hedge Fund(6) and Best Investor Relations Team(7) at the European Fund of Hedge Funds Awards, and Best Managed Futures Fund (8) over three years at the lnvestHedge awards.

A belief in the unique benefits of managed futures is at the core of our investment philosophy and, as a specialist allocator focused purely on managed futures strategies, we were pleased to see growing interest in managed futures in 2016, particularly from large institutional investors. As we continue to grow and develop our offerings we believe we are well positioned to serve investors in the provision of multi-manager portfolios.

We would like to thank all our investors for their continued support, particularly after a negative year. Periods of choppy, directionless trading, which are difficult for managed futures, are an inevitable part of the market cycle and we have seen similar periods many times in the past. In such periods we believe that the best response is to maintain a long-term perspective on the strategy and to continue to manage the risk so that the Fund captures the opportunities when a more favourable environment emerges.

Economic and political developments in the latter part of 2016 potentially marked a move to a new phase in markets characterised by greater uncertainty about policy. While this uncertainty will undoubtedly present challenges for investors with respect to asset allocation, we believe that in an environment characterised by greater uncertainty and volatility, the case for maintaining an allocation to managed futures, as a diversifying strategy, is strong. We remain optimistic on the outlook for the Fund and the industry for the year ahead.

Abbey Capital Limited

January 2017

(6)	European Fund of Hedge Fund of the Year and Best Niche Fund of Hedge Fund were awarded to the ACL Alternative Fund at the 15th European Fund of Hedge Funds Awards 2016. These performance awards were judged on quantitative analysis as well as qualitative experience and expertise.

(7)	Best Investor Relations Team was awarded to Abbey Capital at the 15th European Fund of Hedge Funds Awards 2016. This award was judged on a number of factors including qualitative experience and expertise.

(8)	The lnvestHedge award for ‘Managed Futures - 3 Years’ was awarded to the ACL Alternative Fund at the lnvestHedge Awards for Performance Excellence 2016. The award, which had one other nominee, was judged on the top-performing funds over the three year period from july 2013 to june 2016, based on a combination of Sharpe ratio and returns.

5

KPMG Audit 1 Harbourmaster Place IFSC Dublin 1 D01 F6F5 Ireland

Independent Auditors’ Report

To the Partners of Abbey Global, LP

Report on the Financial Statements

We have audited the accompanying financial statements of Abbey Global, LP (the “Fund”), which comprise the Statement of Assets and Liabilities as at 31 December 2016, and the related Statement of Operations, Statement of Changes in Partners’ Capital and Statement of Cash Flows for the year then ended, and notes, comprising a summary of significant accounting policies and other explanatory information .

This report is made solely to the Partners as a body, in accordance with the terms of our engagement. Our audit work has been undertaken so that we might state to the Partners, those matters we arc required to state to them in an Auditors’ Report and for no other purpose. We do not accept or assume responsibility to anyone other than the Partners, as a body, for our audit work, for this report, or for the opinions we have Formed.

Management’s Responsibility for the Financial Statements

Management are responsible for the preparation and fair presentation or these financial statements in accordance with U.S. generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment or the risks or material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity’s preparation and fair presentation or the financial statements in order to design audit procedures that arc appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

KPMG, an Irish partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity

6

Independent Auditors’ Report

To the Partners of Abbey Global, LP

Opinion

In our opinion, the financial statements present fairly, in all material respects, the financial position of Abbey Global, LP as at 31 December 2016, and its financial performance in accordance with U.S. generally accepted accounting principles.

KPMG

Dublin, Ireland

20 March 2017

7

Abbey Global, LP	December 31, 2016

Statement of Assets and Liabilities

	Note	December 31, 2016 US$
Assets
Investments in other funds, at fair value	3,6	1,302,188
(cost $1,271,461)
Cash at Bank	4	5,203
Equalization credits and depreciation deposit receivable		2,007

Total Assets		1,309,398

Liabilities and Partners’ Capital

Accrued professional fees & other fees	8	5,203

Total Liabilities		5,203

Partners’ Capital	5	1,304,195

These Financial Statements were approved and signed on behalf of the General Partner by:

Anthony Gannon
Director, Abbey Capital Limited
March 20, 2017

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund SAC Limited are an integral part of these Financial Statements.

8

Abbey Global, LP	December 31, 2016

Statement of Operations

For the Year January 1 to December 31, 2016 US$
Fund Income
Dividends & other income	16,856
Total fund income	16,856

Fund Expenses
Professional fees	(1,900)
Total fund expenses	(1,900)

Net Investment Income	14,956

Fund Realized / Change in Unrealized Gain on Investments
Net change in unrealized gain on investments	10,340
Realized gain on investments	43,677
Net realized and change in unrealized gain on investments	54,017

Net gain from Operations	68,973

These Financial Statements were approved and signed on behalf of the General Partner by:

Anthony Gannon
Director, Abbey Capital Limited
March 20, 2017

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund SAC Limited are an integral part of these Financial Statements.

9

Abbey Global, LP	December 31, 2016

Statement of Changes in Partners’ Capital

	General Partner US$	Limited Partners US$	Total US$
Partners’ capital, beginning of year	1,233,957	1,265	1,235,222
Capital contributions	-	-	-
Capital withdrawals	-	-	-
Net increase from operations	68,902	71	68,973
Partners’ capital, end of year	1,302,859	1,336	1,304,195

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund SAC Limited are an integral part of these Financial Statements.

10

Abbey Global, LP	December 31, 2016

Statement of Cash Flows

For the Year January 1 to December 31, 2016 US $
Cash Flows from operating activities

Net increase from operations	68,973

Adjustments to reconcile net income to net cash provided by/used in operating activities:

Net change in unrealized appreciation on investments	(10,340)

Changes in operating assets & liabilities:

Net purchase of Vanguard stocks	(74,268)
Net sale of ACL Alternative holdings	18,503
Accrued professional fees & other fees	(5,946)

Net cash used by operating activities	(3,078)

Cash Flows from Financing Activities

Capital contributions	–
Capital withdrawals	–
Net cash from financing activities	–

Net decrease in cash	(3,078)

Cash at bank, beginning of year	8,281

Cash at bank, end of year	5,203

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund SAC Limited are an integral part of these Financial Statements.

11

Abbey Global, LP	December 31, 2016

Schedule of Investments

	Number of Shares	Percentage of Partners’ Capital	Fair Value US$

Investments at fair value:

Other Funds

United States
Vanguard Total Stock Market Index Fund (cost $641,704)*	12,619	54.26%	707,657

Bermuda
ACL Alternative Fund (cost $629,757) **	4,572	45.59%	594,531

Other assets and liabilities		0.15%	2,007

Total investments in securities, at fair value		100.00%	1,304,195

*	Vanguard Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Vanguard Total Stock Market Index Fund was created in 1992 and is designed to provide investors with exposure to the entire U.S. equity market, including small-, mid-, and large-cap growth and value stocks.

**	ACL Alternative Fund (the “ACL Alternative Fund”) is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative Fund holds call bank deposits with a number of financial institutions. As at December 31, 2016, the ACL Alternative Fund invests into twenty two Trading Funds, each Trading Fund being a segregated account of ACL Alternative Fund SAC Limited.

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund SAC Limited are an integral part of these Financial Statements.

12

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements

1.	Nature of operations

Abbey Global, LP (the “Fund”), a Delaware limited partnership, commenced operations in May 2002. The Fund’s investment strategy is to combine, a US equity market portfolio with a favourably-correlated portfolio of alternative investments. The Fund is managed by Abbey Capital Limited (the “General Partner” and “Investment Manager”). The General Partner is registered with the Commodity Futures Trading Commission as a Commodity Pool Operator, and has registered the Fund with the Commodity Futures Trading Commission as a 4.7 exempted pool. For more information on this area, please refer to the Fund’s offering memorandum.

The Fund invests a significant portion of its net assets (approximately 45.59% at December 31, 2016) into the ACL Alternative Fund, a segregated account of ACL Alternative Fund SAC Limited, a segregated accounts company incorporated in Bermuda that has the same investment manager as the Fund. The Fund owned approximately 0.02% of the ACL Alternative Fund at December 31, 2016.

2.	Significant accounting policies

These financial statements are presented using the United States Dollar (USD) as the functional currency and are prepared in conformity with accounting principles generally accepted in the Unites States of America (“US GAAP”).

The Fund is considered an Investment Company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services - Investment Companies (“ASC 946”). The significant policies adopted by the Fund are as follows;

Estimates and assumptions

The preparation of Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the Financial Statements and accompanying notes. Actual amounts could differ from these estimates.

Basis of preparation

The Financial Statements are prepared under the historical cost convention, as modified by the revaluation of investments to fair value.

Investment income and expenses

Dividends are recorded on the ex-dividend date and interest is accounted for on an accrual basis. In some cases, the Fund may receive or choose to receive dividends in the form of additional shares rather than cash. In such cases, the Fund recognizes the dividend income for the amount of the cash dividend alternative with the corresponding debit treated as an additional investment.

 13

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

Valuation of investments

The Fund values investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the year. Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price. The Fund values investments in daily dealing Mutual Funds at the NAV per Share as reported by the Administrator as at each valuation point.

Income Taxes

The Fund does not record a provision for income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The Financial Statements reflect the Fund’s transactions without adjustment, if any, required for income tax purposes.

3.	Fair value measurements

The Fund’s financial assets and liabilities carried at fair value have been classified for disclosure purposes, based on a hierarchy defined by FASB ASC 820, Fair Value Measurement.

The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level l) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3).

The three levels of the fair value hierarchy under ASC 820 are described below:

•	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1 , that are observable either directly or indirectly.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

 14

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

3.	Fair value measurements (continued)

The below table shows information about the Fund’s assets and liabilities measured at fair value as of December 31, 2016. All values shown are stated in USD.

	Level 1	Level 2	Level 3	Balance as at December 31, 2016
Assets
Investment in the ACL Alternative Fund	594,531	-	-	594,531
Investment in other mutual funds	707 657	-	-	707 657
Total	1,302,188	-	-	1,302,188

4.	Cash at Bank

Cash at bank represents amounts held with the Fund’s bank (BNP Paribas Securities Services, Dublin Branch) as at December 31, 2016 amounted to US$5,203. BNP Paribas Securities Services, Dublin Branch is rated by the following credit agencies: S&P A-1, Moody P-1 and Fitch F1.

5.	Partner’s Capital

In accordance with the Limited Partnership Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund. For the year ended December 31, 2016, the Fund consisted of two investors to which 100% of the Fund’s profits and losses were allocated.

6.	Investment in ACL Alternative Fund SAC Limited and Mutual Funds

Investment in ACL Alternative Fund SAC Limited

The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited, an open-ended investment company domiciled in Bermuda and USD Share Class A, EUR Hedged Share Class A and GBP Hedged Share Class A of the ACL Alternative Fund are currently listed on the Irish Stock Exchange. The ACL Alternative Fund invests into twenty two Trading Funds of ACL Alternative Fund SAC Limited. The Trading Funds invest into various types of securities including derivatives such as currency options, futures contracts, and forward foreign exchange contracts.

The ACL Alternative Fund’s Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America, and are denominated in United States Dollars. Accounting policies adopted by the ACL Alternative Fund require the valuation of securities held by the ACL Alternative Fund at fair value.

 15

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

6.	Investment in ACL Alternative Fund SAC Limited and Mutual Funds (continued)

Investment in ACL Alternative Fund SAC Limited (continued)

The below table shows condensed financial information related to the ACL Alternative Fund at December 31, 2016 and for the year then ended:

Condensed Statement of Assets & Liabilities	December 31, 2016 US$
Assets	2,668,516,652
Liabilities	190,643,810

Net Assets	2,477,872,842

Condensed Statement of Operations

Net investment loss	(50,617,642)
Net realized loss on investments	(180,118,423)
Net change in unrealized gain on investments	43 ,763,623

Net decrease in net assets resulting from operations	(186,972,442)

The Fund is invested in the ACL Alternative Fund’s USD Share Class D (“Class D”). Class D shareholders of the ACL Alternative Fund incur management fees at the rate of 1.50% annually, and incentive fees at the rate of 10% each calendar quarter, subject to a High Water Mark.

The management fees are calculated daily based on the ACL Alternative Fund’s equity after subtracting other fees such as administration, secretarial, depositary and legal, but prior to the deduction of incentive fees. The management fees are accrued daily and paid monthly in arrears by the ACL Alternative Fund. The incentive fees are paid each calendar quarter based upon any New Investment Profit for that quarter.

“Net New Investment Profit” means the increase in the ACL Alternative Fund’s Net Asset Value of the applicable class outstanding in respect of each calendar quarter, prior to the deduction of the Investment Manager’s incentive fee and subject to a High Water Mark.

In addition to the management and incentive fees paid to the Investment Manager the Trading Funds of ACL Alternative Fund SAC Limited will pay to the appointed Commodity Trading Advisors an annual management fee which is expected to range between 0% and 2% of each Trading Fund’s allocated assets per year and incentive fees between 0% and 25% of net new profits. Incentive fees will generally be charged only on “high water mark” profits; trading losses will be carried forward and must be recouped before an incentive fee can be earned.

As outlined in Note 4 to the ACL Alternative Fund’s Audited Financial Statements, the ACL Alternative Fund does not pay management or incentive fees directly to the Investment Manager. Management Fees are calculated at the ACL Alternative Fund level and then distributed to, and paid by, each Trading Fund based on the ACL Alternative Fund holdings in the Trading Funds at month end.

The ACL Alternative Fund offers daily dealing to investors.

 16

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

6.	Investment in ACL Alternative Fund SAC Limited and Mutual Funds (continued) Investment in Mutual Funds

Vanguard Total Stock Market Index Fund seeks to track the investment performance of the MSCI US Broad Market Index, an unmanaged benchmark representing the overall U.S. equity market. Vanguard Total Stock Market Index Fund replicates more than 95% of the market capitalization of the index and invests in a representative sample of the balance using a portfolio optimization technique to avoid the expense and impracticality of full replication.

The Fund is invested in Vanguard Total Stock Market Index Fund’s Admiral Share class. Shareholders of Admiral Shares of Vanguard Total Stock Market Index Fund incur management fees at the rate of 0.05% annually.

7.	Financial Highlights

Financial highlights for the year ended December 31, 2016 are as follows:

Total return
Total return	5.58%
Ratio of expenses to average Partners’ Capital
Expenses *	(0.15%)
Net investment income	1.17%

*	The Fund will incur expenses up to a maximum of 0.15% of the Fund’s average Net Asset Value per year. Any additional expenses in excess of 0.15% of the Funds’ average Net Asset Value will be paid by the Investment Manager.

Financial highlights are calculated for the Fund taken as a whole. An individual Partner’s return and ratios may vary based on the timing of capital transactions.

 17

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

8.	Fees payable

Fees payable as at December 31, 2016 are presented below:

US$
Professional and other fees	5,203
Total	5,203

9.	Accounting for uncertainty in income taxes

Accounting Standards Codification (“ASC”) 740-10 “Accounting for Uncertainty in Income Taxes - an interpretation of ASC 740” clarifies the accounting for uncertainty in income taxes recognized in the Fund’s financial statements in conformity with ASC 740 “ Accounting for Income Taxes’. ASC 740-10 prescribes a recognition threshold and measurement attribute for the Financial Statement recognition and measurement of a tax position or expected position to be taken on a tax return. Given the Fund and ACL Alternative Fund’s domicile, the investment objective of the Fund and ACL Alternative Fund and the trading strategies and instruments traded/held by the Fund, ACL Alternative Fund and Trading Funds of the ACL Alternative Fund, there are no uncertain tax positions and therefore ASC 740-10 has no impact on the Fund’s financial position or result of operations for the year ended December 31, 2016.

10.	Financial Instruments and Associated Risks

The Fund invests substantially all of its assets in the ACL Alternative Fund and the Vanguard Total Stock Market Index Fund which are exposed to various risks arising from the financial instruments they hold. The audited Financial Statements of the ACL Alternative Fund are attached to these audited Financial Statements.

For further information about the risks associated with an investment in the Fund please refer to the Risk Factors set out in the Fund’s Private Placement Memorandum. There are no derivative instruments held by the Fund as at December 31, 2016 nor has the Fund held any derivative instruments during the year ended December 31, 2016.

Operational Risk

Pursuant to Investment Manager’s Risk Management Policy, risks throughout the Investment Manager are identified, measured, assessed and monitored in the Risk Register. This system identifies factors that could cause risk, including operational risk, measures to reduce risk and any required solutions. It is reviewed on an ongoing basis by the business units and the Risk Management Unit. Reviews are completed by staff in consultation with the Risk Management Unit. The Risk Register is reviewed and approved annually by the Board of Directors of the Investment Manager.

 18

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

10.	Financial Instruments and Associated Risks (continued) Liquidity risk

In order to ensure that cash is available for the Fund to meet redemption requests, the Investment Manager has established and maintains risk management policies and systems which are designed to ensure that the Fund maintains a level of liquidity appropriate to its underlying obligations. The liquidity of the Fund is subject to the risks associated with the ACL Alternative Fund’s investments and may also be adversely impacted by the activities of other shareholders in the ACL Alternative Fund. The liquidity risks arising from the ACL Alternative Fund’s investments and the management of these risks by the Investment Manager are set out in the notes to the ACL Alternative Fund ’s audited financial statements.

The Fund invests an amount equal to approximately 50% of its capital contributions in the Equity Portfolio, a passively-managed U.S. equity portfolio. Possible risks include: i) income risk-the risk that the Fund’s income will decline because of falling interest rates; ii) Market riskpoor security selection will cause the Fund to underperform relevant benchmarks; iii) credit risk-the risk that the issuer of a security will fail to pay interest or principal in a timely manner.

11.	Gains and losses from financial instruments

The following table details the gains and losses from financial assets and liabilities:

December 31, 2016 US$
Realized gains on Investments	43,677
Net change in unrealized gains on investments	79,539

Total gains on investments	123,216

Realized losses on Investments	-
Net change in unrealized losses on investments	(69,199)

Total losses on investments	(69,199)

Gains and losses presented above exclude interest income and interest expense.

12.	Related Parties

The General Partner, Abbey Capital Limited, is also the appointed Investment Manager to the Fund and also the ACL Alternative Fund. The General Partner, as investment manager to the Fund, earns management and incentive fees in its capacity as investment manager to the ACL Alternative Fund.

 19

Abbey Global, LP

December 31, 2016

Notes to the Financial Statements (continued)

13.	Subsequent events

Events subsequent from December 31, 2016 have been evaluated up to March 20, 2017, the date these Financial Statements were available to be issued.

No other material subsequent events have occurred since December 31, 2016 that would require recognition or disclosure in these audited Financial Statements.

14.	Approval of audited Financial Statements

These audited Financial Statements were approved by the General Partner on March 20, 2017.

 20

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited

Audited Financial Statements for the year

January 1, 2016 to December 31, 2016

Abbey Capital Limited is an Alternative Investment Fund Manager, regulated by the Central Bank of Ireland. Abbey Capital Limited is the Commodity Pool Operator of ACL Alternative Fund SAC Limited and operates it as an exempt pool pursuant to sub-section 4.7 of the Regulations issued pursuant to the Commodity Exchange Act, as amended. Abbey Capital Limited is a member of the National Futures Association (“NFA”), and is registered as an Investment Advisor with the Securities Exchange Commission (“SEC”). None of the regulators listed above endorse, indemnify, or guarantee the member’s business practices, selling methods, the class or type of securities offered, or any specific security.

NFA ID: P010654

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Affirmation Statement

ACL Alternative Fund SAC Limited

Victoria Place

31 Victoria Street

Hamilton HM 10

Bermuda

Affirmation Required by the Commodity Exchange Act, Regulation §4.7(b)(3)(i)

I, Anthony Gannon, Director of Abbey Capital Limited (Commodity Pool Operator of ACL Alternative Fund SAC Limited), hereby affirm that, to the best of my knowledge and belief, the information contained in this annual report is accurate and complete.

Anthony Gannon
Director, Abbey Capital Limited Commodity Pool Operator of ACL Alternative Fund SAC Limited

February 24, 2017

1

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Directory

Registered Office of ACL Alternative Fund SAC Limited: Victoria Place, 31 Victoria Street, Hamilton HM 10, Bermuda

Directors	Investment Manager
Peter Carney	Abbey Capital Limited
(Non-Executive Director)	1-2 Cavendish Row
James Keyes	Dublin 1
(Independent Non-Executive Director)	Ireland
Nicholas Hoskins
(Independent Non-Executive Director)	Listing Sponsor
McCann FitzGerald Listing Services Limited
Auditor	Riverside One
KPMG	Sir John Rogerson’s Quay
1 Harbourmaster Place	Dublin 2
IFSC	Ireland
Dublin 1
Ireland	Administrator, Registrar & Transfer Agent
BNP Paribas Bank & Trust Cayman Limited
Legal Adviser	Grand Pavilion Commercial Center
Conyers Dill & Pearman	802 West Bay Road
Clarendon House	Grand Cayman, KY1-1104
2 Church Street	Cayman Islands
Hamilton HM 11
Bermuda

Corporate Secretary & Bermuda Registrar
M.Q. Services Limited
Victoria Place
31 Victoria Street
Hamilton HM 10
Bermuda

Depositary
BNP Paribas Securities Services, Dublin Branch
Trinity Point
10-11 Leinster Street South
Dublin 2
Ireland

2

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Investment Manager’s Report

Legal Structure

The ACL Alternative Fund (the “Fund”) is a segregated account of ACL Alternative Fund SAC Limited (the “Company”). The ACL Alternative Program (USD Share Class A) commenced in December 2000 and was incorporated as an open-ended investment company in Bermuda on January 4, 2002. The Company commenced operating as a Segregated Accounts Company on May 18, 2009 following its restructure under the Segregated Account Companies Act 2000 of Bermuda, as amended (the “Act”).

The Company has created five Share Classes, namely the USD Share Class, the GBP Hedged Share Class, the Euro Hedged Share Class, the CHF Hedged Share Class and the JPY Hedged Share Class, each of which is subdivided into a number of sub-classes of which sixteen are currently in issue (see table below for details). The Directors have the power to issue further Share Classes in different currencies in the future.

Share Classes in Issue	Launch Date	NAV per share as of December 31, 2016
USD Share Class A	January 31, 2002	$293.13
USD Share Class B	July 3, 2006	$171.85
USD Share Class C	January 2, 2009	$102.83
USD Share Class D	January 15, 2014	$130.03
USD Share Class E	April 1, 2014	$124.92
Euro Hedged Share Class A	July 1, 2004	EUR208.09
Euro Hedged Share Class B	July 1, 2009	EUR116.62
Euro Hedged Share Class C	January 29, 2010	EUR110.08
GBP Hedged Share Class A	June 1, 2010	£117.02
GBP Hedged Share Class B	January 30, 2006	£190.81
GBP Hedged Share Class C	February 4, 2011	£98.74
CHF Hedged Share Class A	April 15, 2011	CHF90.23
CHF Hedged Share Class B	March 1, 2010	CHF112.44
CHF Hedged Share Class C	October 15, 2010	CHF94.00
JPY Hedged Share Class B	January 21, 2011	¥10,233
JPY Hedged Share Class D	August 31, 2010	¥10,590

The Fund has five feeder funds. Abbey Global, LP and ACL Global Fund (a sub-fund of ACL Fund SICAV Plc) invest in excess of 40% of their assets in the Fund. Abbey Capital Multi-Manager Fund Limited, Abbey Capital ACL Alternative Fund (a sub-fund of ACL Fund SICAV Plc), and Abbey Capital Daily Futures Fund Limited, invest the majority of their assets into the Fund.

Investment Objective and Strategy

The Fund allocated to 22 Trading Funds as at December 31, 2016, each Trading Fund being a separate and distinct fund established and maintained by the Company. Through its shareholdings in the Trading Funds, the Fund operates as a multi-manager Fund. The Trading Advisors of the Trading Funds are given a power of attorney to trade on behalf of a Trading Fund through a managed account in the Trading Fund’s name held with one of the Trading Fund’s principal brokers.

Diversification is achieved at both the Trading Fund trading style and market sector level. The Fund, through its allocation of assets to the Trading Funds, invests in a range of trading styles, including long-term trend following, short-term systematic, value, discretionary macro and specialist FX strategies. Market exposure is broadly diversified with positions in global currency, financial and commodity markets. The Trading Advisors for the Trading Funds are selected on the basis of a variety of quantitative and qualitative criteria, including:

●	long-term positive returns on capital invested,

3

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Investment Manager’s Report (continued)

●	favorable risk-adjusted performance measures,
●	favorable inter-Trading Advisor correlations to provide diversification benefits between Trading Advisors, and
●	proven track record and risk management capability.

Attention is also paid to the correlation between each Trading Advisor’s returns and the returns on equities. Typically Trading Advisors that have displayed a tendency to have a negative correlation with equities when equities are declining are preferred. This has resulted in the Fund’s low long-term correlation with equity markets.

Fund Performance to date

The Fund USD Share Class A returned -4.42% in 2016. Since inception in December 2000 to 31

December 2016 the Fund (USD Share Class A) has returned cumulatively +250.46%, providing an annualised return for the USD Share Class A of +8.10%(1).

At the trading style level, long-term Trendfollowing (“Trendfollowing”) managers were the largest detractors from performance, with Global Macro and Value managers also negative. In contrast, short-term Systematic (“Short-term”) and FX managers were positive. The Fund’s core-satellite approach worked well in the early part of the year, during the equity sell-off, and again later in the year, particularly in November, as the strong performance of non-trend managers helped the Fund generate a positive return when many Trendfollowing managers suffered losses. However, the period between August and October was difficult for most managers as the combination of increased market reversals and declining volatility produced a challenging environment.

It was a year of market surprises which began with a sell-off in global equities but ended with US indices just below record highs. Despite the loss on the year, the Fund at times navigated the volatility well, generating positive returns during the equity sell-off in Q1, after the Brexit vote and after the US presidential election, providing diversification for equity and bond portfolio holders in stressful market conditions. Concerns regarding a possible hard landing in the Chinese economy drove a sell-off in equities and a pick-up in market volatility early in the year. Developed market government bonds rallied, industrial commodities declined and the US dollar weakened. During this period, the market environment was very favourable for the Fund with Short-term managers benefiting from the rise in volatility, particularly in equities, while Trendfollowing managers captured strong trends in bonds and energy.

As it has a number of times in recent years, the Fund shifted positioning in anticipation of an equity bear market, shorting equity indices and increasing longs in bonds. In the event, the equity decline proved to be just a correction in the bull market. Renewed easing measures from central banks in Japan, China and the eurozone and a more dovish stance from the Federal Reserve (the “Fed”) underpinned a recovery in risk assets from mid-February and pushed long-term government bonds yields in many developed markets into negative territory. As equities recovered, market volatility generally declined through Q2 and this persisted until the US presidential election, punctuated only by a bout of volatility around the Brexit vote.

Low volatility and a lack of intraday and short-term momentum in markets in Q3 and early Q4 generated difficult conditions for Short-term managers. The S&P 500 Index 50-day volatility touched 6.3% in early September, its lowest value in recent years, highlighting the muted level of volatility. At the same time, the strong rally in fixed income corrected and there were few sustained multi-month trends for medium and long-term trendfollowing strategies to exploit.

(1)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative program commenced in December 2000 and was incorporated as a Fund (USD Share Class A) in January 2002. Return figures shown are net of fees and include interest (pro forma interest is included from December 2000 – April 2001, actual interest thereafter). Past results are not indicative of future results.

4

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Investment Manager’s Report (continued)

Fund Performance to date (continued)

Commodity markets proved particularly challenging in this period with major markets such as crude oil, copper and natural gas suffering frequent reversals in trends. Other trading styles also struggled in this period as Value, FX and Global Macro managers were generally positioned for a stronger USD or higher US rates. Negative performance for non-trend managers, at a time of reduced opportunities for trendfollowing managers, translated into a difficult overall period for the Fund between August and October.

Conditions improved in Q4 after the US presidential election, with the Fund reacting well to the outcome. The prospect of a significant shift in economic policy in the US, towards greater fiscal activism, triggered an increase in volatility and strong directional moves in equities, currencies and bonds as economic growth and interest-rate expectations were adjusted. In this period, Trendfollowing managers benefited from trends in equities and base metals. At the same time, Short-term managers capitalised on the higher volatility in bonds, while Global Macro, Value and FX managers profited from the USD rally. Of note, the Fund went short interest rates in this period, to its largest net short since 2007, and profited from the re-pricing of interest rate expectations in the US yield curve.

2016 was a difficult year for many managers in the industry and this was reflected in the negative performance of the main industry indices; the SG CTA Index declined -2.89%, while the BTOP 50 Index declined -4.44%(2). The Fund has a higher realised volatility than each of these indices and in our opinion, the higher volatility of the Fund may have contributed to its underperformance versus the SG CTA Index.

At the manager level in 2016 we again saw wide and varied performance across and within trading styles consistent with the past. High dispersion of returns is a feature of the managed futures industry and one of the key reasons why investors allocate to multi-manager portfolios. Within the Fund, the magnitude of the dispersion between the best-performing and worst-performing manager over the year was 62%, adjusting manager performance to a common 21% annualised volatility. Although high, this was below the Fund’s long-term annual average of

73%. Within Trendfollowing those managers who particularly captured the rally in fixed income outperformed, while commodity-focused managers in some cases underperformed. However, differences in sector allocations, speed of systems, risk allocation methods and strategy mix all contributed to manager return dispersion, making it difficult to generalise about the drivers of dispersion.

In terms of strategy allocations, we maintained the Fund’s risk allocation to trendfollowing strategies at 50-60% of portfolio risk through the year, with the balance allocated to uncorrelated non-trendfollowing strategies. This has been our consistent approach for strategy allocation since inception of the Fund. At the manager level we maintained the existing portfolio of managers; the Fund allocates to 22 managers as of 31st December 2016.

The Fund’s USD Share Class A has delivered total cumulative returns of +250.46%(3) since inception, versus +134.01% for the S&P 500 Total Return Index, +116.62% for the SG CTA Index(3).

(2)	The above is shown for illustrative purposes only. None of the funds managed by Abbey Capital Limited are benchmarked against any index. The return figures are shown from December 2000 to December 2016.

(3)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative program commenced in December 2000 and was incorporated as a Fund (USD Share Class A) in January 2002. Return figures shown are net of fees and include interest (pro forma interest is included from December 2000 – April 2001, actual interest thereafter).Past results are not indicative of future results. The above is shown for illustrative purposes only. None of the funds managed by Abbey Capital Limited are benchmarked against any index.

5

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Investment Manager’s Report (continued)

Fund Performance to date (continued)

Abbey Capital Limited – Investment Manager

As we have in every year over the last sixteen years, we continue to invest in our infrastructure, develop our business and build out our team. In developing our business and product offering our objective is always to deliver strong investment returns and provide real value and excellent client service to investors.

In that respect we were delighted that Abbey Capital Limited (“Abbey Capital”) and the Fund received a number of awards through the year in recognition of the Fund’s long-term performance and our commitment to investor relations. These included European Fund of Hedge Fund of the Year(4), Best Niche Fund of Hedge Fund(4) and Best Investor Relations Team(5) at the European Fund of Hedge Funds Awards, and Best Managed Futures Fund(6) over three years at the InvestHedge awards.

A belief in the unique benefits of managed futures is at the core of our investment philosophy and, as a specialist allocator focused purely on managed futures strategies, we were pleased to see growing interest in managed futures in 2016, particularly from large institutional investors. As we continue to grow and develop our offerings we believe we are well positioned to serve investors in the provision of multi-manager portfolios.

We would like to thank all our investors for their continued support, particularly after a negative year. Periods of choppy, directionless trading, which are difficult for managed futures, are an inevitable part of the market cycle and we have seen similar periods many times in the past. In such periods we believe that the best response is to maintain a long-term perspective on the strategy and to continue to manage the risk so that the Fund captures the opportunities when a more favourable environment emerges.

Economic and political developments in the latter part of 2016 potentially marked a move to a new phase in markets characterised by greater uncertainty about policy. While this uncertainty will undoubtedly present challenges for investors with respect to asset allocation, we believe that in an environment characterised by greater uncertainty and volatility, the case for maintaining an allocation to managed futures, as a diversifying strategy, is strong. We remain optimistic on the outlook for the Fund and the industry for the year ahead.

Abbey Capital Limited

January 2017

(4)	European Fund of Hedge Fund of the Year and Best Niche Fund of Hedge Fund were awarded to the ACL Alternative Fund at the 15th European Fund of Hedge Funds Awards 2016. These performance awards were judged on quantitative analysis as well as qualitative experience and expertise.

(5)	Best Investor Relations Team was awarded to Abbey Capital at the 15th European Fund of Hedge Funds Awards 2016. This award was judged on a number of factors including qualitative experience and expertise.

(6)	The InvestHedge award for ‘Managed Futures - 3 Years’ was awarded to the ACL Alternative Fund at the InvestHedge Awards for Performance Excellence 2016. The award, which had one other nominee, was judged on the top-performing funds over the three year period from July 2013 to June 2016, based on a combination of Sharpe ratio and returns.

6

KPMG Audit 1 Harbourmaster Place IFSC Dublin 1 D01 F6F5 Ireland

Independent Auditors Report to the Shareholders of ACL Alternative Fund

1 Report on the audit of the financial statements

Opinion

We have audited the financial statements of ACL Alternative Fund (“the Fund”), a segregated account of ACL Alternative Fund SAC Limited, (“the Company”) for the year ended 31 December 2016 set out on pages 11 to 45, which comprise Statement of Assets and Liabilities and the condensed schedule of investments as at 31 December 2016, the Statement of Operations and the Statement of Changes in Net Assets for the year then ended and notes, comprising a summary of significant accounting policies and other explanatory information.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as at 31 December 2016 and its financial performance and cash flows for the year then ended, in accordance with U.S. generally accepted accounting principles.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the International Ethics Standards Board for Accountants’ Code of Ethics for Professional Accountants (IESBA Code) together with the ethical requirements that are relevant to our audit of the financial statements in Ireland, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the IESBA Code.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Key audit matters

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the financial statements of the current period. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

KPMG, an Irish partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity

Independent Auditors Report to the Shareholders of ACL Alternative Fund (continued)

Carrying amount of short term deposits US$1,697,719,490

Refer to page 23 (accounting policy) and pages 24 to 25 (financial disclosures)

The key audit matter

The Company’s Investments in Short Term deposits makes up 64% of total assets (by value). We do not consider these investments to be at high risk of significant misstatement, or to be subject to a significant level of judgement, because they comprise liquid, quoted investments. However, due to their materiality in the context of the financial statements as a whole, they are considered of most significance in the audit of the financial statements.

How the matter was addressed in our audit

Our procedures over the completeness, existence and valuation of the Fund’s Short Term deposits included, but were not limited to:

●	documenting the processes in place to record investment transactions and to value the portfolio; and

●	agreeing the valuation of 100% of the investments to independently received third party confirmations.

No material exceptions were noted as part of our testing.

Valuation of derivatives US$80,857,763

Refer to page 23 (accounting policy) and pages 34 to 41 (financial disclosures)

The key audit matter

As a consequence of the Fund’s investment strategy the Fund has a significant exposure to a large number of exchange traded derivatives and foreign exchange contracts having a market exposure of US$80,857,763. We do not consider the valuation of these derivatives to be complex. However due to the large number of open positions and their materiality to the trading performance of the Fund, they are considered of most significance to the audit of the financial statements.

How the matter was addressed in our audit

Our procedures included:

●	documentation of the processes in place to record derivative transactions and value the portfolio;

●	recalculation of value of 100% of derivative instruments based on third party market information, comparison to the Fund’s valuation and consideration of differences identified; and

●	consideration of the adequacy of related disclosures.

We found that valuations of derivatives, and related disclosures, were appropriate.

Other information

Directors are responsible for preparation of other information accompanying the financial statements. The other information comprises Investment Manager’s report, Remuneration Policy information, and additional information for qualified investors in Switzerland.

Independent Auditors Report to the Shareholders of ACL Alternative Fund

(continued)

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion on that information.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether that information is materially inconsistent with the financial statements or our knowledge obtained in the course of our audit, or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

2 Respective responsibilities and restrictions on use

Responsibilities of Directors

The Directors are responsible for the preparation and fair presentation of these financial statements in accordance with applicable law and U.S. generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the Directors are responsible for assessing the Fund’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Fund or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Fund’s financial reporting process.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

Further details relating to our work as auditor is set out in the Scope of Responsibilities Statement contained in the appendix of this report, which is to be read as an integral part of our report.

Our report is made solely to the Fund’s shareholders as a body, in accordance with the terms of our engagement. Our audit work has been undertaken so that we might state to shareholders those matters we are required to state to them in an auditor’s report and for no other purpose. We do not accept or assume responsibilities to anyone other than the shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

The engagement partner on the audit resulting in this independent auditor’s report is Brian Clavin.

KPMG Chartered Accountants, Statutory Audit Firm 1 Harbourmaster Place IFSC Dublin 1 Ireland	24 February 2017

Appendix to the Independent Auditor’s Report

Further information regarding the scope of our responsibilities as auditor

As part of an audit in accordance with ISAs, we exercise professional judgment and maintain professional scepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the Directors.

●	Conclude on the appropriateness of the Director’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Fund’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Fund to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor’s report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Condensed Schedule of Investments

Short Term Deposits	Fair Value (US$)	% of Net Asset Value
Bank of Montreal, January 3, 2017, 0.38%	162,859,824	6.57%
Bank of Montreal, January 3, 2017, 0.63%	20,504,366	0.83%
HSBC Bank Plc, January 3, 2017, 0.40%	15,005,702	0.61%
Mizuho Corporate Bank, January 3, 2017, 0.67%	185,747,235	7.50%
BNP Paribas, January 3, 2017, 0.64%	185,282,839	7.48%
ABN AMRO, January 3, 2017, 0.70%	49,187,299	1.98%
DNB ASA, January 3, 2017, 0.65%	182,986,179	7.38%
Danske Bank , January 3, 2017, 0.40%	185,250,070	7.48%
DZ Bank, January 3, 2017 , 0.68%	185,181,139	7.47%
NBC, January 3, 2017, 0.66%	182,828,255	7.38%
Bank of Tokyo, January 3, 2017, 0.64%	185,996,102	7.51%
Sumitomo Mitsui Trust Bank, January 3, 2017, 0.64%	156,890,480	6.33%

Total Short Term Deposits
(cost: US$1,697,555,647)	1,697,719,490	68.52%

Purchased Option Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Jan17-Mar17)	3,371	2,279,640	0.09%
Various Interest Rate Futures Contracts (Jan17-Jun17)	27,594	6,508,973	0.26%
Various Energy Futures Contracts (Jan17)	1,800	144,000	0.01%
Various Metal Futures Contracts (Jan17-Mar17)	2,750	4,830,000	0.20%
Various Financial Futures Contracts (Jan17)	1,601	278,172	0.01%

Total Purchased Option Contracts
(cost: US$13,853,036)	37,116	14,040,785	0.57%

Sold Option Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Mar17)	(1,000)	(4,630,000)	(0.19%)
Various Energy Futures Contracts (Jan17)	(1,800)	(36,000)	(0.00%)

Total Sold Option Contracts
(cost: US$4,666,310)	(2,800)	(4,666,000)	(0.19%)

Investments in Long Futures Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Jan-Mar17)	7,428	(816,670)	(0.03%)
Various Energy Futures Contracts (Jan17-Nov18)	13,919	17,729,952	0.72%
Various Grains Futures Contracts (Jan-Dec17)	12,277	(8,077,184)	(0.33%)
Various Index Futures Contracts (Jan-Jun17)	35,431	19,392,181	0.78%
Various Interest Rate Futures Contracts (Mar17-Jun20)	17,391	(133,570)	(0.01%)
Various Financial Futures Contracts (Mar17)	21,616	12,082,354	0.49%
Various Meat Futures Contracts (Jan-Jun17)	2,273	2,414,468	0.10%
Various Metal Futures Contracts (Jan-Dec17)	16,847	2,285,757	0.09%
Various Industrial Futures Contracts (Jan-Jun17)	453	770,719	0.03%
Various Tropical Futures Contracts (Mar-Dec17)	2,096	301,235	0.01%

Total Long Futures Contracts	129,731	45,949,242	1.85%

11

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Condensed Schedule of Investments (continued)

Investment in Short Futures Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Jan-Mar17)	(14,100)	10,419,838	0.42%
Various Energy Futures Contracts (Jan-Dec17)	(5,816)	(5,345,008)	(0.22%)
Various Grains Futures Contracts (Jan-Dec17)	(19,592)	15,204,975	0.61%
Various Index Futures Contracts (Jan-Jun17)	(7,113)	5,226	0.00%
Various Interest Rate Contracts (Mar17-Dec19)	(70,227)	16,841,339	0.68%
Various Financial Contracts (Mar17)	(22,719)	(16,945,491)	(0.68%)
Various Meat Futures Contracts (Jan-Jun17)	(408)	(691,083)	(0.03%)
Various Metal Futures Contracts (Jan-Dec17)	(11,932)	3,583,295	0.15%
Various Industrial Futures Contracts (Jan-Jun17)	(24)	(25,256)	(0.00%)
Various Tropical Futures Contracts (Mar-Dec17)	(527)	19,130	0.00%

Total Short Futures Contracts	(152,458)	23,066,965	0.93%

Investments in Long Foreign Exchange Option Contracts	Fair Value US$	% of Net Asset Value
Various Foreign Exchange Option Contracts (Jan-Mar17)	4,786,502	0.19%

Total Long Foreign Exchange Option Contracts
(cost: US$3,739,506)	4,786,502	0.19%

Investments in Long Forward Foreign Exchange Contracts	Fair Value US$	% of Net Asset Value
Various Foreign Exchange Forward Contracts	(15,695,830)	(0.63%)

Total Long Forward Foreign Exchange Contracts	(15,695,830)	(0.63%)

Investments in Short Forward Foreign Exchange Contacts	Fair Value US$	% of Net Asset Value
Various Foreign Exchange Forward Contracts	13,376,099	0.54%

Total Short Forward Foreign Exchange Contracts	13,376,099	0.54%

Net unrealized gains on Futures, Options and Forward Contracts	80,857,763	3.26%

Other Net Assets and Liabilities	699,295,589	28.22%

Net assets	2,477,872,842	100.00%

12

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Statement of Assets and Liabilities

Assets	December 31, 2016 US$
Investments in Short Term deposits (Note 3)	1,697,719,490
Derivative & foreign exchange contracts, at fair value (Note 3,7)	233,086,471
Cash and cash equivalents	80,917,502
Due from broker	656,793,189

Total Assets	2,668,516,652

Liabilities
Derivative & foreign exchange contracts, at fair value (Note 3,7)	152,228,708
Depreciation deposits / Equalization credits (Note 4)	24,223,060
Subscriptions received in advance	293,000
Redemptions payable (Note 2)	8,535,320
Fees payable (Note 4)	5,363,722

Total Liabilities	190,643,810

Net Assets	2,477,872,842

Analysis of Net Assets
Paid-in capital (Note 6)	2,348,132,952
Distributable earnings	129,739,890
Net Assets	2,477,872,842

NAV Information & Shares in Issue

Share Class	NAV per Share		Shares in issue
USD Share Class A		$293.13	5,556,430
USD Share Class B		$171.85	2,230,736
USD Share Class C		$102.83	84,181
USD Share Class D		$130.03	77,914
USD Share Class E		$124.92	291,654
Euro Hedged Share Class A	EUR	208.09	469,943
Euro Hedged Share Class B	EUR	116.62	589,315
Euro Hedged Share Class C	EUR	110.08	1,882
GBP Hedged Share Class A		£117.02	1,183,602
GBP Hedged Share Class B		£190.81	22,178
GBP Hedged Share Class C		£98.74	6,215
CHF Hedged Share Class A	CHF	90.23	31,657
CHF Hedged Share Class B	CHF	112.44	117,086
CHF Hedged Share Class C	CHF	94.00	5,009
JPY Hedged Share Class B		¥10,233	202,949
JPY Hedged Share Class D		¥10,590	268,387

The accompanying notes are an integral part of these Financial Statements.

13

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Statement of Assets and Liabilities (continued)

These Financial Statements were approved by the Board of Directors and signed on their behalf by:

Director	Director

Date: February 24, 2017

14

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Statement of Operations

For the year January 1 to December 31, 2016 US$
Investment income
Interest income (Note 2)	7,169,485

Expenses
Investment manager management fees (Note 4)	(21,925,966)
Trading advisors’ management fees (Note 4)	(18,822,873)
Trading advisors’ incentive fees (Note 4)	(13,844,083)
Administration fees (Note 4)	(2,198,269)
Depositary fees (Note 4)	(476,439)
Audit & Tax fees (Note 4)	(204,750)
Registrar & transfer agent fees (Note 4)	(150,000)
Legal & other professional fees (Note 4)	(147,247)
Directors’ fees (Note 4)	(17,500)

Total expenses	(57,787,127)

Net investment loss	(50,617,642)

Net realized loss on:
Investments in derivative contracts and foreign currency (Note 9)	(180,118,423)

Net change in unrealized gain on:
Investments in derivative contracts and foreign currency (Note 9)	43,763,623

Net loss from investments in
derivative contracts and foreign currency	(136,354,800)

Net decrease in net assets resulting from operations	(186,972,442)

The accompanying notes are an integral part of these Financial Statements.

These Financial Statements were approved by the Board of Directors and signed on their behalf by

Director
Director
Date:	February 24, 2017

 15

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Statement of Changes in Net Assets

December 31, 2016 US$
Operations
Net investment loss for the year	(50,617,642)

Net realized loss from
Investments in derivative contracts and foreign exchange	(180,118,423)

Net change in unrealized gain on
Investments in derivative contracts and foreign exchange	43,763,623

Net decrease in net assets resulting from operations	(186,972,442)

Capital share transactions
Proceeds on issue of shares (Note 6)	587,376,785
Paid on redemption of shares (Note 6)	(374,895,588)
Depreciation deposits applied (Note 4)	3,087,768

Net increase in net assets resulting from capital share transactions	215,568,965

Net increase in net assets	28,596,523

Net Assets
Beginning of the year	2,449,276,319

End of Year	2,477,872,842

The accompanying notes are an integral part of these Financial Statements.

 16

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Financial Highlights

The following tables include selected data for each Share Class outstanding at each month end throughout the year and other performance information derived from the Financial Statements. The per share amounts which are shown reflect the income and expenses of the Fund.

Share Class	USD Share Class A	USD Share Class B	USD Share Class C	USD Share Class D	USD Share Class E
Currency	USD	USD	USD	USD	USD

Net investment loss	(3.56)	(2.42)	(2.27)	(2.38)	(2.52)

Net realized & unrealized loss on investments	(9.99)	(5.97)	(3.79)	(4.74)	(4.58)
Net decrease in Net Asset Value per share*	(13.55)	(8.39)	(6.06)	(7.12)	(7.10)

Net Asset Value per share:
Beginning of year	306.68	180.24	108.89	137.15	132.02
End of year	293.13	171.85	102.83	130.03	124.92

Total return before Trading Advisor incentive fees	(3.89%)	(4.12%)	(5.04%)	(4.66%)	(4.85%)
Trading Advisor incentive fees	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net return	(4.42%)	(4.65%)	(5.57%)	(5.19%)	(5.38%)

Expenses to average net assets before Trading	(1.57%)	(1.82%)	(2.82%)	(2.32%)	(2.57%)
Advisor incentive fees Trading Advisor incentive fee	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net expenses**	(2.10%)	(2.35%)	(3.35%)	(2.85%)	(3.10%)

Net investment loss before Trading Advisor incentive fees	(1.31%)	(1.56%)	(2.56%)	(2.06%)	(2.31%)
Trading Advisor incentive fees	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net investment loss	(1.84%)	(2.09%)	(3.09%)	(2.59%)	(2.84%)

Net assets, end of year in USD	1,628,783,159	383,351,309	8,656,213	10,130,697	36,432,306

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

 17

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Financial Highlights (continued)

Share Class	GBP Hedged Share Class A	GBP Hedged Share Class B	GBP Hedged Share Class C	Euro Hedged Share Class A	Euro Hedged Share Class B
Currency	GBP	GBP	GBP	EUR	EUR

Net investment loss	(1.37)	(2.58)	(2.13)	(3.22)	(2.07)

Net realized & unrealized loss on investments	(3.83)	(6.38)	(3.55)	(9.04)	(5.11)
Net decrease in Net Asset Value per share*	(5.20)	(8.96)	(5.68)	(12.26)	(7.18)

Net Asset Value per share:
Beginning of year	122.22	199.77	104.42	220.35	123.80
End of year	117.02	190.81	98.74	208.09	116.62

Total return before Trading Advisor incentive fees	(3.72%)	(3.96%)	(4.91%)	(5.03%)	(5.27%)
Trading Advisor incentive fees	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net return	(4.25%)	(4.49%)	(5.44%)	(5.56%)	(5.80%)

Expenses to average net assets before Trading	(1.57%)	(1.82%)	(2.82%)	(1.57%)	(1.82%)
Advisor incentive fees Trading Advisor incentive fees	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net expenses**	(2.10%)	(2.35%)	(3.35%)	(2.10%)	(2.35%)

Net investment loss before Trading Advisor incentive fees	(1.31%)	(1.56%)	(2.56%)	(1.31%)	(1.56%)
Trading Advisor incentive fees	(0.53%)	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net investment loss	(1.84%)	(2.09%)	(3.09%)	(1.84%)	(2.09%)

Net assets, end of year in USD	170,631,738	5,213,281	756,088	102,995,189	72,382,892

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

 18

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Financial Highlights (continued)

Share Class	EUR Hedged Share Class C	CHF Hedged Share Class A	CHF Hedged Share Class B	CHF Hedged Share Class C
Currency	EUR	CHF	CHF	CHF

Net investment loss	(2.97)	(1.58)	(2.26)	(2.83)

Net realized & unrealized loss on investments	(4.97)	(4.45)	(5.59)	(4.73)
Net decrease in Net Asset Value per share*	(7.94)	(6.03)	(7.85)	(7.56)

Net Asset Value per share:
Beginning of year	118.02	96.26	120.29	101.56
End of year	110.08	90.23	112.44	94.00

Total return before Trading Advisor incentive fee	(6.20%)	(5.73%)	(6.00%)	(6.91%)
Trading Advisor incentive fee	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net return	(6.73%)	(6.26%)	(6.53%)	(7.44%)

Expenses to average net assets before Trading Advisor incentive fee	(2.82%)	(1.57%)	(1.82%)	(2.82%)
Trading Advisor incentive fee	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net expenses**	(3.35%)	(2.10%)	(2.35%)	(3.35%)

Net investment loss before Trading Advisor incentive fee	(2.56%)	(1.31%)	(1.56%)	(2.56%)
Trading Advisor incentive fee	(0.53%)	(0.53%)	(0.53%)	(0.53%)
Total net investment loss	(3.09%)	(1.84%)	(2.09%)	(3.09%)

Net assets, end of year in USD	218,151	2,805,392	12,931,006	462,452

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

 19

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Financial Highlights (continued)

Share Class	JPY Hedged Share Class B	JPY Hedged Share Class D
Currency	JPY	JPY

Net investment loss	(176)	(229)

Net realized & unrealized loss on investments	(436)	(457)
Net decrease in Net Asset Value per share*	(612)	(686)

Net Asset Value per share:
Beginning of year	10,845	11,276
End of year	10,233	10,590

Total return before Trading Advisor incentive fee	(5.11%)	(5.55%)
Trading Advisor incentive fee	(0.53%)	(0.53%)
Total net return	(5.64%)	(6.08%)

Expenses to average net assets before Trading Advisor incentive fee	(1.82%)	(2.32%)
Trading Advisor incentive fee	(0.53%)	(0.53%)
Total net expenses**	(2.35%)	(2.85%)

Net investment loss before Trading Advisor incentive fee	(1.56%)	(2.06%)
Trading Advisor incentive fee	(0.53%)	(0.53%)
Total net investment loss	(2.09%)	(2.59%)

Net assets, end of year in USD	17,783,802	24,339,167

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

 20

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements

1.	The Fund and its activities

The ACL Alternative Fund (the “Fund”) is a segregated account of ACL Alternative Fund SAC Limited (the “Company”). The Company is an open-ended investment fund, located in Bermuda with variable capital and limited liability. The Company was incorporated on January 4, 2002.

The Company commenced operating as a Segregated Accounts Company on May 18, 2009 following its restructure under the Segregated Account Companies Act 2000 of Bermuda, as amended (the “Act”). As a result of this restructure, the Company created segregated accounts, including the Fund and the Trading Funds. As segregated accounts, the assets and liabilities of each segregated account are segregated, which means the assets of each segregated account are available to meet the liabilities to creditors in respect of that segregated account only and will be protected from creditors of the Company or the Company’s other segregated accounts(7).

Investors may invest in the Fund directly or via one of the feeder funds, namely Abbey Capital Multi-Manager Fund Limited, Abbey Capital ACL Alternative Fund, Abbey Capital Daily Futures Fund Limited, ACL Global Fund or Abbey Global, LP. The investment objective of the Fund is to achieve long term capital appreciation for its Shareholders.

As at December 31, 2016 the Fund allocates in excess of 75% of its assets to 22 Trading Funds, each Trading Fund being a segregated account of the Company. Appointed Trading Advisors are given a power of attorney to trade on behalf of a Trading Fund through a managed account in the Trading Fund’s name held with one of the Trading Fund’s principal brokers. Through its allocation of assets to the Trading Funds, the Fund operates as a multi-advisor fund. As at December 31, 2016, the ACL Alternative Fund allocated to 22 underlying managers.

The Fund has created five Share Classes, a USD Share Class, a GBP Hedged Share Class, a Euro Hedged Share Class, a CHF Hedged Share Class and a Yen Hedged Share Class each of which is subdivided into a number of sub-classes of which sixteen are currently in issue; a USD Share Class A, a USD Share Class B, a USD Share Class C, a USD Share Class D, a USD Share Class E, a Euro Hedged Share Class A, a Euro Hedged Share Class B, a Euro Hedged Share Class C, a GBP Hedged Share Class A, a GBP Hedged Share Class B, a GBP Hedged Share Class C, a CHF Hedged Share Class A, a CHF Hedged Share Class B, a CHF Hedged Share Class C, a JPY Hedged Share Class B and a JPY Hedged Share Class D. The USD Share Class A, Euro Hedged Share Class A and GBP Hedged Share Class A are listed on the Irish Stock Exchange. The functional currency is the United States Dollar (USD).

2.	Significant accounting policies

These financial statements are presented using the United States Dollar (USD) as the functional currency and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

(7)	The provisions of the Act have not yet been tested by a court.

21

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

The Fund is considered an Investment Company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant policies adopted by the Fund are as follows;

Estimates and assumptions

The preparation of Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the Financial Statements and accompanying notes. Actual amounts could differ from these estimates.

Basis of preparation and consolidation

These Financial Statements are prepared under the historical cost convention, as modified by the revaluation of investments to fair value. The Fund has a 100% interest in each of its 22 Trading Funds. Accordingly, these financial statements consolidate the Trading Funds. Intercompany transactions, balances and gains and losses on transactions between the Fund and the Trading Funds are eliminated in the consolidation process.

Recognition of income

Interest income is accounted for on an accrual basis and recognized in the Statement of Operations.

Valuation of investments

The value of any security traded on a stock exchange is valued at the last reported trade quoted on such exchange or, if not available, at the mean between the exchange quoted bid and ask prices at the close of business. This equates to fair value as it represents the amount at which the security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Derivative instruments dealt on a market will be valued at the settlement price as of the date of valuation for such instruments on such markets as this equates to fair value.

In the event of no ready market value or counterparty quote being available, or if such valuation is not representative of the asset’s fair market value, the Administrator is entitled to use other generally recognized valuation principles in order to reach a proper valuation of that specific asset. These valuation techniques may involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Realized gains and losses on investments are determined on a first-in first-out basis, except for futures where opening trades undertaken on the same day are netted prior to the application of first-in, first-out.

Cash and cash equivalents

Cash, including cash denominated in foreign currencies, represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original investments of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value.

22

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

Cash and cash equivalents (continued)

Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to counterparty risk as described in note 7.

Foreign currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current market value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund.

Options sold

When an option is sold, an amount equal to the premium received is recorded as an investment and is subsequently adjusted to the current market value of the option sold. Premiums received for the sale of options which expire unexercised are treated by the Fund on the expiration date as realized gains. If a sold call option is exercised, the premium received increases the Fund’s effective sales price of the security or foreign currency sold.

Short-term deposits

Short-term deposits are stated at amortized cost, which approximates fair value.

Forward currency contracts

The unrealized gain or loss on open forward currency contracts is calculated by reference to the difference between the contracted rate and the rate to close out the contract. Realized gains or losses include amounts on contracts which have been settled or offset by other contracts with the same counterparty.

The unrealized gains and losses as a result of marking these contracts to market at December 31, 2016 are included in the Statement of Assets and Liabilities. The change in market value of forward exchange contracts is included in the Statement of Operations.

Futures contracts

Initial margin deposits are made upon entering into futures contracts and are generally made in cash. During the year the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading.

Unrealized gains and losses are disclosed on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

23

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

Brokerage commissions

Brokerage commissions, including other trading expenses, are charged to realized and unrealized gains and losses as they are incurred to open a position, and an amount accrued for the close out of the position.

Redemptions payable

In accordance with FASB ASC Subtopic 480-10, Distinguishing Liabilities from Equity, a request for a redemption of shares by an investor is considered a mandatory redeemable financial instrument and shall be classified as a liability. Accordingly, requests for redemptions amounting to $4,056,982 were effective for January 3, 2017 have been reclassified to redemptions payable on the Statement of Assets and Liabilities. Further redemption amounts dealt in December 2016 totaling $4,478,338 remained payable to investors at year end.

3.	Fair value measurements

The Fund’s financial assets and liabilities carried at fair value have been classified for disclosure purposes, based on a hierarchy defined by FASB ASC 820, Fair Value Measurement.

The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3).

The three levels of the fair value hierarchy under ASC 820 are described below:

●	Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2— Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement

As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The table overleaf shows information about the Fund’s assets and liabilities measured at fair value as of December 31, 2016. All values shown are stated in USD.

				Balance as at December 31, 2016
Assets	Level 1	Level 2	Level 3	Total
Investments in short term deposits	1,697,719,490	-	-	1,697,719,490
Investments in derivative contracts	178,515,744	4,786,502	-	183,302,246
Investments in foreign exchange contracts	-	49,784,225	-	49,784,225
Total Assets	1,876,235,234	54,570,727	-	1,930,805,961

24

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

3.	Fair value measurements (continued)

				Balance as at December 31, 2016
Liabilities	Level 1	Level 2	Level 3	Total
Investments in derivative contracts	(100,124,752)	-	-	(100,124,752)
Investments in foreign exchange contracts	-	(52,103,956)	-	(52,103,956)

Total Liabilities	(100,124,752)	(52,103,956)	-	(152,228,708)

Total	1,780,896,984	(2,319,731)	-	1,778,577,253

There were no significant transfers between any of the levels of the fair value hierarchy during the year ended December 31, 2016. In addition there were no Level 3 Assets or Liabilities held by the Fund as at December 31, 2016 or at any time during the year then ended.

4.	Fees and expenses

There are no class specific expenses except where in the interests of seeking the optimal protection of a shareholder’s investment, the Fund may engage in foreign exchange hedging transactions for the Euro Hedged Share Class A, the Euro Hedged Share Class B, the Euro Hedged Share Class C, the GBP Hedged Share Class A, the GBP Hedged Share Class B, the GBP Hedged Share Class C, the CHF Hedged Share Class A, the CHF Hedged Share Class B, the CHF Hedged Share Class C, the JPY Hedged Share Class B or the JPY Hedged Share Class D (where profits, gains and losses, costs, income and expenditure consequent upon such hedging transactions are allocated to that class).

Management and incentive fees

The Fund does not pay management or incentive fees directly to the Investment Manager. Management Fees are calculated at the Fund level and then distributed to and paid by each Trading Fund based on the Fund holdings in the Trading Funds at month end.

The Management Fees paid to the Investment Manager are charged at the following annual rates based on the Net Asset Value of the Fund on each Dealing Day of each month, payable weekly or monthly in arrears at a rate of 0.75% (“A” Sub Classes), 1.00% (“B” Sub Classes), 2.00% (“C” Sub Classes), 1.50% (“D” Sub Classes) and 1.75% (“E” Sub Classes) per annum of the Net Asset Value of the Fund.

The Investment Manager is also entitled to an incentive fee for each calendar quarter equal to 7.5% (“A” Sub Classes), 10% (“B” Sub Classes), 10% (“C” Sub Classes), 10% (“D” Sub Classes) and 10% (“E” Sub Classes) of the Net New Investment Profit (as defined below) for the quarter. “Net New Investment Profit” means, the increase in the Fund’s Net Asset Value of the applicable share class outstanding in respect of each calendar quarter, prior to the deduction of the Investment Manager’s incentive fee, and subject to a high water mark.

25

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued)

Investment manager and trading advisor equalization

The incentive fee will be accrued and taken into account in the calculation of the Net Asset Value per Share on each Valuation Day. The incentive fee calculation in respect of the Fund is computed by operating an equalization accounting system so that each Share is charged an incentive fee that is based upon that Share’s performance. This structure is intended to reduce the impact on existing Shareholders of incentive fees attributable to capital contributed or withdrawn during a performance year, and allows that all Shares within the same Share class have the same Net Asset Value per Share.

Where an investor subscribes for Shares at a time when the Net Asset Value per Share is less than the high water mark then an adjustment is required to reduce inequalities that may otherwise result to the respective subscriber, to the other Shareholders of the Fund, or to the Investment Manager or Trading Advisor. The high water mark is the greater of (i) the highest Net Asset Value per Share on the last day of any calendar quarter and (ii) the initial issue price for the Shares, both adjusted to take into account any distributions made in the interim.

Where Shares are subscribed at a time when the Net Asset Value per Share is less than the high water mark, no incentive fee will be accrued for existing Shareholders until the high water mark has been recovered. New Shareholders will however, in effect, be required to pay an incentive fee with respect to any subsequent appreciation in the Net Asset Value per Share of those Shares until the high water mark has been achieved (the “Depreciation Deposit”). The Depreciation Deposit is payable if the Net Asset Value per Share increases up to the high water mark. The Depreciation Deposit is recorded on the Statement of Assets and Liabilities as a liability. This liability is reduced when the related incentive fee is paid to the Investment Manager and Trading Advisors.

During the year ended December 31, 2016, amounts of $4,254,185 were crystallized from the Depreciation Deposit account. As at December 31, 2016, the total amount of depreciation deposits payable to investors amounted to $24,206,683.

Where Shares (“Premium Shares”) are purchased at a time when the Net Asset Value per Share is greater than the high water mark, the prospective investor is required to pay an additional sum equal to the accrual then in place per Share in respect of the incentive fee (an “equalization credit”). The equalization credit is designed to ensure that all Shareholders have the same amount of capital at risk per Share.

The equalization credit may be returned to the investor in the form of shares providing the Net Asset Value per share remains above the high watermark at the end of a subsequent performance quarter.

To the extent that the Net Asset Value per share declines below the offer price, so the proportionate reduction in the equalization credit is returned to the investor. The equalization credit is recorded on the Statement of Assets and Liabilities as a liability. This liability is reduced when shares are returned to the investor. As at December 31, 2016 the equalization credits payable to investors amounted to $16,377.

The Trading Funds will pay to the external Trading Advisors of the Company’s other Segregated Accounts/Trading Funds an annual management fee based on the Trading Fund Equity before management fees and incentive fees payable monthly in arrears.

26

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued)

Investment manager and trading advisor equalization (continued)

The Company may increase/decrease the amount of Trading Funds and allocations thereto at its discretion and without Shareholder approval. Fees will range among the Trading Advisors from a minimum of 0% to a maximum of 2% per annum of each Trading Advisor’s allocated assets.

The Trading Funds will also pay to the Trading Advisors an incentive fee for each calendar month or quarter. Incentive Fees will range from 0% to a maximum of 25% of Net New Trading Advisor Profit (as defined below) for the quarter (the “Incentive Fee”). “Net New Trading Advisor Profit” means, with respect to any calendar month or quarter, any net profits (or losses) realized on all transactions closed out in the Trading Fund during the month or quarter (after deduction of brokerage commissions, exchange fees, NFA fees and give-up fees), but prior to the deduction of any fees charged by the Investment Manager, Administrator or Depositary for services to the Fund, plus:

(A) the change in net unrealized profits (or losses) on open positions in the Trading Fund as of the end of the quarter or preceding relevant calendar month versus the amount of such unrealized profits (or losses) on open positions in the Trading Fund as of the end of the preceding quarter or preceding relevant calendar month, minus

(B) the Management Fees for the calendar quarter or relevant calendar month (but not including any Incentive Fee) and minus

(C) any cumulative net realized and unrealized trading losses (including expenses) incurred in the Trading Fund since the last preceding calendar quarter or last preceding calendar month for which an Incentive Fee was payable. Trading Advisor management and incentive fees are not paid at the Fund level but by the individual Trading Funds.

Administration, registrar fees and transfer agency fees

The fees payable by each Trading Fund to the Administrator, Registrar & Transfer Agent for services provided are calculated as 14bp p.a. of the Net Asset Value of each Share Class of the ACL Alternative Fund, calculated on each Valuation Day, up to USD250 million, 12bp p.a. on the next USD250 million, 10bp p.a. on the next USD500 million, 8bp p.a. on the next USD500 million, 6bp p.a. on the next USD1.5 billion and 4bp p.a. thereafter. In addition, BNP Paribas Bank & Trust Cayman Limited receives $12,500 per month in relation to administration, registrar & transfer agency services.

These fees will accrue daily and will be paid monthly in arrears, by the Trading Funds. All of the fees specified in the foregoing paragraph above for administration, registrar and transfer agency services will be paid in aggregate by each Trading Fund from the account it maintains. The Fund will then be responsible for paying the individual fees due to the Administrator, and the Registrar and Transfer Agent.

Depositary fees

In accordance with the obligations under the Alternative Investment Fund Managers Directive, (“AIFMD”), the Investment Manager and the Directors of the Fund have appointed BNP Paribas Securities Services, Dublin branch (“Depositary”) as Depositary. The Depositary is responsible for overseeing the calculation of the value of the Shares of the Fund and ensuring that the value of the Shares of the Fund is calculated in accordance with the Fund’s Placement Memorandum, the Company’s Bye Laws, and Article 19 of AIFMD and is responsible for reporting any breach to the Central Bank of Ireland.

27

ACL Alternative Fund A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued) Depositary fees (continued)

The fees payable by each Trading Fund to the Depositary in relation to Depositary services provided to the fund will be calculated as 1.75 bp p.a. of the Net Asset Value of the Fund, up to USD5.5 billion and 1.5 bp p.a. thereafter. These fees will accrue daily and will be paid monthly in arrears, by the Trading Funds. Depositary fees for the period were $476,439. As at 31 December 2016, the total Depositary fees payable were $48,321.

Director’s fees

The Trading Funds shall pay the Directors such annual remuneration for acting as Directors of the Company as the Directors may from time to time agree, provided however that the annual remuneration of the Directors shall not, in the aggregate, exceed $20,000. Mr. Carney does not receive any Directors’ fee. Such fees shall be paid in advance.

Fees payable

Fees payable by the Trading Funds as at December 31, 2016 were:

US$
Investment Manager management fees	1,760,510
Trading Advisor management fees	1,477,783
Trading Advisor incentive fees	1,271,424
Brokerage commissions and other fees	399,321
Audit & Tax fees	207,361
Administration fees	177,937
Depositary fees	48,321
Other professional fees	21,065

Total	5,363,722

5.	Taxation

At the present time, no income, profit or capital gains taxes are levied in Bermuda and, accordingly, no provision for such taxes has been recorded by the Fund. The Fund has received from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act 1966 an assurance that, in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income, or computed on any capital assets, gain or appreciation or any tax in the nature of estate duty or inheritance tax, the Company shall be exempt from all such taxes until March 31, 2035.

As an exempted mutual fund Company, the Fund is liable to pay in Bermuda an annual government registration fee, at a current rate of $5,190 per annum, based upon the Fund’s authorized share capital.

28

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

6.	Share Capital

Shares

Authorized and issued:
100 Founder Shares of US$0.01 each, having been issued for the purposes of incorporation.

Authorized and unissued:
100,000,000 redeemable shares of US$0.001 par value, which are available for issue in classes, each with a designated currency of issue.

Five Share Classes were authorized as at December 31, 2016 each of which is subdivided into a number of Sub-classes namely: a USD Share Class A, a USD Share Class B, a USD Share Class C, a USD Share Class D, a USD Share Class E, a Euro Hedged Share Class A, a Euro Hedged Share Class B, a Euro Hedged Share Class C, a Euro Hedged Share Class D, a GBP Hedged Share Class A, a GBP Hedged Share Class B, a GBP Hedged Share Class C, a GBP Hedged Share Class D, a JPY Hedged Share Class A, a JPY Hedged Share Class B, a JPY Hedged Share Class C, a JPY Hedged Share Class D, a CHF Hedged Share Class A, a CHF Hedged Share Class B, a CHF Hedged Share Class C and a CHF Hedged Share Class D.

As at December 31, 2016, shares have been issued in sixteen sub classes, namely the USD Share Class A, USD Share Class B, USD Share Class C, USD Share Class D, USD Share Class E, Euro Hedged Share Class A, Euro Hedged Share Class B, Euro Hedged Share Class C, GBP Hedged Share Class A, GBP Hedged Share Class B, GBP Hedged Share Class C, CHF Hedged Share Class A, CHF Hedged Share Class B, CHF Hedged Share Class C, JPY Hedged Share Class B and the JPY Hedged Share Class D.

Each Share is entitled to a vote.

Redeemable shares are offered on each business day. Applications are subject to a sales charge of up to 3% (payable to the Fund and/or its placement agents). Fractional shares may be issued.

Applications and redemptions received by 5.00 pm Irish time (12.00 pm EST or 6.00 pm CET) are processed the following business day. The right to redeem will be temporarily suspended during any year when the calculation of the Net Asset Value is suspended.

Income, expenses, realized and unrealized gains are allocated between Classes based on their relative net assets (with the exception of Class specific income and expenses, in particular the gains or losses arising on the Euro Hedged Share Class A, Euro Hedged Share Class B, Euro Hedged Share Class C, GBP Hedged Share Class A, GBP Hedged Share Class B, GBP Hedged Share Class C, CHF Hedged Share Class A, CHF Hedged Share Class B, CHF Hedged Share Class C, JPY Hedged Share Class B and the JPY Hedged Share Class D currency hedging transactions).

29

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

USD Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	5,148,310	5,148	1,134,470,052	1,134,475,200
Shares issued	1,108,465	1,108	346,561,155	346,562,263
Shares redeemed	(690,169)	(690)	(213,215,365)	(213,216,055)
Depreciation deposits applied	-	-	1,845,325	1,845,325

Balance at December 31, 2016	5,566,606	5,566	1,269,661,167	1,269,666,733
Shares to redeem (Jan 3, 2017)	(10,176)	(10)	(2,982,990)	(2,983,000)

Balance at December 31, 2016	5,556,430	5,556	1,266,678,177	1,266,683,733

USD Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	2,021,143	2,021	379,955,365	379,957,386
Shares issued	385,125	385	70,520,944	70,521,329
Shares redeemed	(170,737)	(170)	(30,294,276)	(30,294,446)
Depreciation deposits applied	-	-	541,546	541,546

Balance at December 31, 2016	2,235,531	2,236	420,723,579	420,725,815
Shares to redeem (Jan 3, 2017)	(4,795)	(5)	(823,995)	(824,000)

Balance at December 31, 2016	2,230,736	2,231	419,899,584	419,901,815

USD Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	102,189	102	19,958,323	19,958,425
Shares issued	23,911	24	2,618,093	2,618,117
Shares redeemed	(41,919)	(42)	(4,492,650)	(4,492,692)
Depreciation deposits applied	-	-	14,278	14,278

Balance at December 31, 2016	84,181	84	18,098,044	18,098,128

USD Share Class D	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	4,975	5	524,183	524,188
Shares issued	73,847	74	10,565,435	10,565,509
Shares redeemed	(908)	(1)	(134,999)	(135,000)
Depreciation deposits applied	-	-	49,514	49,514

Balance at December 31, 2016	77,914	78	11,004,133	11,004,211

30

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

USD Share Class E	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	137,727	138	18,735,013	18,735,151
Shares issued	177,620	178	23,644,119	23,644,297
Shares redeemed	(23,693)	(24)	(3,087,127)	(3,087,151)
Depreciation deposits applied	-	-	78,005	78,005

Balance at December 31, 2016	291,654	292	39,370,010	39,370,302

Euro Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	275,435	276	25,846,367	25,846,643
Shares issued	300,789	301	77,644,066	77,644,367
Shares redeemed	(106,281)	(106)	(24,550,160)	(24,550,266)
Depreciation deposits applied	-	-	64,654	64,654

Balance at December 31, 2016	469,943	471	79,004,927	79,005,398

Euro Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	509,086	509	70,451,145	70,451,654
Shares issued	103,968	104	14,263,621	14,263,725
Shares redeemed	(23,739)	(24)	(3,131,432)	(3,131,456)
Depreciation deposits applied	-	-	57,362	57,362

Balance at December 31, 2016	589,315	589	81,640,696	81,641,285

Euro Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	2,620	3	10,796,558	10,796,561
Shares issued	-	-	-	-
Shares redeemed	(738)	(1)	(86,477)	(86,478)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2016	1,882	2	10,710,081	10,710,083

CHF Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	37,852	37	4,272,550	4,272,587
Shares issued	-	-	-	-
Shares redeemed	(6,195)	(6)	(593,470)	(593,476)
Depreciation deposits applied	-	-	736	736

Balance at December 31, 2016	31,657	31	3,679,816	3,679,847

31

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

CHF Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	84,155	82	16,680,760	16,680,842
Shares issued	39,994	40	5,197,482	5,197,522
Shares redeemed	(7,063)	(7)	(845,202)	(845,209)
Depreciation deposits applied	-	-	29,984	29,984

Balance at December 31, 2016	117,086	115	21,063,024	21,063,139

CHF Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	5,007	5	3,433,951	3,433,956
Shares issued	922	1	99,663	99,664
Shares redeemed	(920)	(1)	(103,336)	(103,337)
Depreciation deposits applied	-	-	1,407	1,407

Balance at December 31, 2016	5,009	5	3,431,685	3,431,690

GBP Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	1,466,893	1,467	250,348,151	250,349,618
Shares issued	199,094	199	34,253,776	34,253,975
Shares redeemed	(480,651)	(481)	(74,745,447)	(74,745,928)
Depreciation deposits applied	-	-	393,805	393,805

Balance at December 31, 2016	1,185,336	1,185	210,250,285	210,251,470
Shares to redeem (Jan 3, 2017)	(1,734)	(2)	(249,980)	(249,982)

Balance at December 31, 2016	1,183,602	1,183	210,000,305	210,001,488

GBP Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	16,795	16	9,882,640	9,882,656
Shares issued	7,353	7	2,006,010	2,006,017
Shares redeemed	(1,970)	(2)	(515,080)	(515,082)
Depreciation deposits applied	-	-	1,972	1,972

Balance at December 31, 2016	22,178	21	11,375,542	11,375,563

32

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

GBP Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	20,657	20	4,544,041	4,544,061
Shares issued	-	-	-	-
Shares redeemed	(14,442)	(14)	(2,049,733)	(2,049,747)
Depreciation deposits applied	-	-	8,586	8,586

Balance at December 31, 2016	6,215	6	2,502,894	2,502,900

JPY Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	220,866	220	52,439,295	52,439,515
Shares issued	-	-	-	-
Shares redeemed	(17,917)	(18)	(1,984,804)	(1,984,822)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2016	202,949	202	50,454,491	50,454,693

JPY Hedged Share Class D	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2015	374,294	373	130,215,172	130,215,545
Shares issued	-	-	-	-
Shares redeemed	(105,907)	(106)	(11,007,355)	(11,007,461)
Depreciation deposits applied	-	-	594	594

Balance at December 31, 2016	268,387	267	119,208,411	119,208,678

As at December 31, 2016, 2.96% of the USD Share Class A Shares were held by ACL Global Fund, 5.87% of the USD Share Class D Shares were held by Abbey Global, LP, 19.96% of the USD Share Class A Shares were held by Abbey Capital Multi-Manager Fund Limited, 22.27% of the USD Share Class B Shares were held by Abbey Capital Multi-Manager Fund Limited, 2.21% of the USD Share Class A Shares were held by Abbey Capital Daily Futures Fund Limited, 0.03% of the USD Share Class B Shares were held by Abbey Capital Daily Futures Fund Limited, 94.13% of the USD Share Class D Shares were held by Abbey Capital Daily Futures Fund Limited and 81.38% of the USD Share Class E Shares were held by Abbey Capital Daily Futures Fund Limited.

The Abbey Capital ACL Alternative Fund held the following holdings in the Fund as at December 31, 2016; 2.14% of the USD Share Class A, 1.21% of the USD Share Class B, 5.80% of the Euro Hedged Share Class A, 3.19% of the EUR Hedged Share Class B, 0.33% of the GBP Hedged Share Class A, 28.56% of the GBP Hedged Share Class B, 31.23% of the GBP Hedged Share Class C and 41.37% of the CHF Hedged Share Class B.

33

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments

Asset allocation is determined by the Investment Manager who manages the distribution of assets to achieve the investment objectives. Divergence from target asset allocations and the composition of the portfolio is monitored by the Investment Manager. In instances where the portfolio has diverged from target asset allocations, the Investment Manager will rebalance to fall in line with the target asset allocations.

The Investment Manager has developed a tiered investment risk management system incorporating both quantitative and qualitative risk measures to monitor and control the Fund’s exposure and whether the Fund’s investments are consistent with the Fund’s investment objectives, policies and limits as set out in the Fund’s constitutional documents and prospectus. This is achieved through the collation of information from the administrator and brokers on all trading, cash movements and subscriptions/redemptions, along with the risk limits and flags created by the Investment Committee, into the Investment Manager’s proprietary risk system.

The risk systems produce the required information to enable the Investment Committee to manage risk exposures, make timely and informed decisions, and enable the Risk Management unit to monitor the performance of the Fund. A range of daily reports are produced and these are monitored on a daily basis.

The Red Flag system is a tiered warning system in which colour coded flags are raised when a variety of metrics (described below) move within 75%, 90%, or 100% of previous highs/lows or pre-set levels.

Margin & FX Exposure limits are monitored daily and the general rule is that the relationship with a Trading Advisor would be terminated immediately if these limits were breached. Margin & FX Exposure Limits for each Trading Advisor are outlined in the relevant Trading Advisor Agreement for each Trading Advisor. This system is monitored on a daily basis and the Investment Committee are immediately notified by the Risk Management unit if any of the limits outlined in the Fund’s constitutional and offering documents are breached, or other limits are breached.

Drawdown (a reduction in value relative to the previous highest valuation) is monitored daily and a relationship with a Trading Advisor would be immediately terminated if their Risk-Adjusted Drawdown Limit was breached.

Volatility for the Fund and for each Trading Advisor is monitored daily. Each Trading Advisor is assigned a target volatility by the Investment Committee. All changes in Trading Advisors’ target volatility are at the discretion of the Investment Committee and can be based on both quantitative and qualitative analysis.

The Fund allocated in excess of 75% of its assets currently to 22 Trading Funds in 2016. The main risks arising from the Trading Fund’s financial instruments are as follows:

Market risk

Market risk represents the potential loss that can be caused by a change in the market value of the financial instruments. The Trading Funds’ exposure to market risk is determined by a number of factors including interest rates, foreign currency exchange and market volatility. Investments may be made in markets located in countries which are exposed to the risks of political change or years of political uncertainty which could adversely affect the market value.

34

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Counterparty risk

There is a risk that counterparties may not perform their obligations and that settlement of transactions may not occur. The U.S. Commodity Exchange Act, as amended (the “CEA”), requires a clearing broker to segregate all funds received from such broker’s customers in respect of futures (but not forwards) transactions from such broker’s proprietary funds. If any of the Trading Fund’s commodity brokers were not to do so to the full extent required by law, or in the event of a substantial default by one or more of such broker’s other customers, the assets of the Trading Fund might not be fully protected in the event of the bankruptcy of such broker.

Furthermore, in the event of such a bankruptcy, the Trading Funds would be limited to recovering only a pro rata share of all available funds segregated on behalf of the affected commodity broker’s combined customer accounts, even though certain property specifically traceable to the Trading Funds (for example, United States Treasury bills or cash deposited by the Trading Funds with such broker) was held by such broker. Commodity broker bankruptcies have occurred in which customers were not able to recover from the broker’s estate the full amount of their funds on deposit with such broker and owing to them.

The below table shows the short term credit rating of the Fund’s counterparties as at December 31, 2016:

Counterparty	S&P	Moody	Fitch
Deposit Banks
Bank of Tokyo - Mitsubishi UFJ Ltd	A-1	P-1	NA
National Bank of Canada	A-1	P-1	NA
Mizuho Bank, Ltd	A-1	P-1	NA
Danske Bank	A-1	NA	F1
ABN Amro Nederland NV	A-1	P-1	F1
Bank of Montreal	A-1	P-1	F1
Sumitomo Mitsui Trust Bank Ltd	A-1	P-1	NA
BNP Paribas Security Services, Dublin Branch	A-1	P-1	F1
HSBC Holdings PLC	A-1	P-1	F1
DNB Bank ASA	A-1	P-1	NA
DZ Bank AG	A-1	P-1	F1
FCM and Prime Broker
Credit Suisse International	A-1	P-1	F1
Deutsche Bank	A-2	P-2	F1
JPMorgan Securities Limited	A-2	P-2	F1
SG Americas Securities, LLC	A-1	P-1	F1
Bank of America N.A.	A-2	P-2	F1
UBS A.G.	A-1	P-1	F1
Depositary and Custodian
BNP Paribas Security Services, Dublin Branch	A-1	P-1	F1
Bank of New York Mellon	A-1	P-1	NA

35

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Counterparty risk (continued)

As at December 31, 2016, cash required to be held as margin with the brokers amounted to US$577,409,458. The remaining cash held with the brokers is excess margin.

Commodity broker bankruptcies are not insured by any governmental agency, and investors would not have the benefit of any protection such as that afforded customers of bankrupt securities broker-dealers by the U.S. Securities Investors Protection Corporation. In respect of its forward trading, the Trading Funds will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the principals or agents with or through which the Trading Funds trade. Any failure or refusal to discharge their contractual obligations by the counterparties with which the Trading Funds deal on the forward markets, whether due to insolvency, bankruptcy or other causes, could subject the Fund to substantial losses.

The Trading Funds will not be excused from performance under any forward contracts into which it has entered due to defaults under other forward contracts which in the Investment Manager’s strategy were to have substantially “covered” the former. The Trading Funds deal in the forward markets only with major financial institution counterparties which the Investment Manager considers to be creditworthy. However, defaults have occurred in the forward markets, and the risk of such defaults cannot be eliminated from the Trading Funds’ trading markets, whether due to insolvency, bankruptcy or other causes, could subject the Fund to substantial losses.

The Company, on behalf of the Trading Funds, enters into forward contracts with counterparties. Forward contracts are traded in unregulated markets between principals, and consequently the Trading Funds assume a credit risk on these contracts.

Off balance sheet risk/derivative risk

An off balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Trading Funds’ Statement of Assets and Liabilities. Off balance sheet risk exists, among other situations, when the collateral received by the Trading Funds from counterparties to an agreement with the Company on behalf of the Trading Funds proves to be insufficient to cover the Trading Funds’ losses resulting from default by the counterparties of its obligation to perform under the agreement. Futures contracts and forward contracts expose the Trading Funds to a market risk equal to the value of the contracts purchased.

As at December 31, 2016, the volume of the Fund’s derivative activities based on their notional amounts and number of contracts are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amount US$’000	No. of contracts	Notional amount US$’000	No. of contracts
Forward
Forward contracts	1,692,459	228	1,444,949	228
Futures contracts	668,048	7,428	1,396,204	14,100
Option contracts*	-	3,371	-	-

Commodity price
Futures contracts	2,308,981	47,865	1,681,909	38,299
Options contracts*	-	4,550	-	2,800

36

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Off balance sheet risk/derivative risk (continued)

	Long exposure		Short exposure
Primary underlying risk	Notional amount US$’000	No. of contracts	Notional amount US$’000	No. of contracts
Bond price
Futures contracts	2,991,142	21,616	3,399,891	22,719
Options contracts*	-	1,601	-	-

Interest rate price
Futures contracts	4,336,984	17,391	19,588,898	70,250
Options contracts*	-	27,594	-	-

Equity price
Futures contracts	2,600,403	35,431	329,989	7,090

*	The Fund’s exposure to option contracts is stated based on a 0.5 Delta. The actual position will vary over time and a stated position may overestimate or underestimate the true Delta. For this reason, only the number of option contracts held has been provided.

The fair value of derivative contracts at December 31, 2016, categorized by primary underlying risk and the impact on the Statement of Changes for the year ended December 31, 2016, is as follows:

Primary underlying risk	Asset Derivatives Fair Value US$	Liability Derivatives Fair Value US$	Realized Gain / (Loss) US$	Change in Unrealized Gain /(Loss) US$
Foreign exchange price
Forward contracts	49,784,225	(52,103,956)	(24,137,722)	(8,243,199)
Futures contracts	17,545,899	(7,942,730)	(21,915,330)	10,951,134
Option contracts	7,066,142	-	(12,112,552)	8,486,640

Commodity price
Futures contracts	85,764,855	(57,593,855)	(234,003,553)	3,230,730
Options contracts	4,974,000	(4,666,000)	(3,331,260)	(822,159)

Bond price
Futures contracts	14,357,884	(19,221,021)	144,023,894	(6,408,666)
Options contracts	278,172	-	(6,923,856)	(934,948)

Interest rate price
Futures contracts	19,341,535	(2,626,078)	(18,548,785)	19,279,329
Option Contracts	6,508,973	-	(2,560,806)	(1,707,302)

Equity price
Futures contracts	27,464,786	(8,075,068)	1,975,033	19,932,064
Options contracts	-	-	(2,583,486)	-

Total	233,086,471	(152,228,708)	(180,118,423)	43,763,623

37

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Leverage

The Fund enters into derivative contracts on the basis of initial margin deposits or premiums which are equal to a small percentage of the full market value of those contracts. Therefore, the notional values of the contracts traded by the Fund significantly exceed the margin or premium paid for those contracts by the Fund and, as a result of investing in such margin-traded instruments, leverage is inherent to the Fund’s investment strategy.

Under AIFMD, the Investment Manager is required to express the level which the Fund’s leverage will not exceed, as a ratio between the Fund’s total exposure and its Net Asset Value. AIFMD prescribes two methodologies for calculating overall exposure of a fund: the “gross methodology” and the “commitment methodology”. These methodologies are briefly summarised below but are set out in full detail in AIFMD.

The commitment methodology takes account of the hedging and netting arrangements employed by a fund at any given time (purchased and sold derivative positions will be netted where both relate strictly to the same underlying asset). By contrast, the gross methodology does not take account of the netting or hedging arrangements employed by a fund.

Based on the methodologies for calculating global exposure outlined above, the Fund’s maximum expected level of leverage is 250 times the Net Asset Value of the Fund using the Gross method. The Fund’s maximum expected level of leverage is 150 times the Net Asset Value of the Fund using the Commitment method.

The diversification and risk adjustment of the components within the Fund are designed to create a diversified balance of risk within the portfolio across a number of dimensions. One of those dimensions is market sector – equities, long-term interest rates, short-term interest rates, foreign exchange and commodities. The balance of risk is managed by reference to volatility measurements and the relationship of volatility to leverage on a Gross or Commitment basis is a complex one.

For instance, one of the market sectors is short term interest rate futures. These have short duration, typically 3 months, which makes them significantly less sensitive to interest rate changes than longer term interest futures, ranging from 2 years to in excess of 30 years. In order to ensure that the Investment Strategy remains diversified and balanced, and that the short term interest rate positions have the possibility of making a meaningful contribution to performance, the notional amounts of the short term interest rate futures will be significantly larger on average, both relative to the notionals of any longer term interest rate positions, and in absolute terms. Therefore, the high leverage of the Fund on a Gross and Commitment basis is a function of the use of short term interest rate futures within the portfolio.

The Investment Strategy‘s approach is to construct the Fund‘s portfolio in a diversified manner. The Investment Manager assesses exposure within the Fund by using a variety of measures including margin-to-equity. The Fund has a maximum margin-to-equity limit of 40%.

The risk utilisation in the programme changes dynamically over time depending on what positions are taken by the Trading Advisors. The Investment Strategy adopts the principle of risk spreading through diversification because holding positions in a wide-range of markets reduces concentration risk and has been shown, over time, to decrease portfolio volatility versus a single contract strategy.

38

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Operational risk

Pursuant to the Investment Manager’s Risk Management Policy, risks throughout the Investment Manager are identified, measured, assessed and monitored in the Risk Register. This system identifies factors that could cause risk, including operational risk, measures to reduce risk and any required solutions. It is reviewed on an ongoing basis by the respective business units and the Risk Management Unit. Reviews are completed by staff in consultation with the Risk Management Unit. The Risk Register is reviewed and approved annually by the Board of Directors of the Investment Manager.

Futures and options risk

The Investment Manager may engage in various portfolio strategies on behalf of the Trading Funds through the use of futures and options. Due to the nature of futures, cash to meet margin monies will be held by a broker in an omnibus client account segregated from the Clearing Brokers’ own property, with whom the Trading Funds have an open position. The Fund may grant a security interest to a Clearing Broker over any cash placed with that Clearing Broker in order to secure its obligations to the Clearing Broker. The Fund may transfer ownership of the cash to the Clearing Broker where the Clearing Broker is required to transfer ownership of the cash to other third parties, such as banks, brokers exchanges or central clearing parties, in order to comply with client money rules or to effect a transaction for the Fund. Where ownership of the cash is passed by the Clearing Broker to a third party, the Fund will have no proprietary right to the cash and in the event of insolvency of that third party, the Clearing Broker would only have an unsecured claim on the Fund’s behalf to an amount equal to the value of the cash placed with that third party. In these circumstances the Fund is exposed to the risk that any amount received by the Clearing Broker will not be sufficient to satisfy the Fund’s claim. Whether ownership of the cash has been transferred or whether cash is held in an omnibus client account, in the event of insolvency or bankruptcy of the futures exchange, or large losses sustained in the broker’s segregated accounts, there can be no guarantee that such monies will be returned to the Trading Funds. On execution of an option a Trading Fund may pay a premium to a counterparty.

In the event of the insolvency or bankruptcy of the counterparty, the option premium may be lost in addition to any unrealized gains where the contract is in the money. The risks inherent in the use of the above instruments include adverse changes in the value of such instruments, imperfect correlation between the price of the instruments and movements in the price of the underlying security, index or futures contract and the possible absence of a liquid secondary market for any particular instrument at any time.

Liquidity and valuation of investments

In order to ensure that cash is available for the Fund to meet redemption requests, the Investment Manager has established and maintains risk management policies and systems which are designed to ensure that (i) the Fund maintains a level of liquidity appropriate to its underlying obligations; (ii) the Investment Manager monitors the liquidity profile of the Fund’s portfolio of assets; (iii) the Investment Manager implements and maintains appropriate liquidity management systems, to assess the quantitative and qualitative risks of positions and of intended investments; (iv) the Investment Manager conducts periodic stress tests, under both normal and exceptional liquidity conditions, to assess and monitor the liquidity risk of the Fund.

39

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Liquidity and valuation of investments (continued)

Therefore, the Investment Manager’s risk management policies and systems are designed to ensure that the liquidity risk of the Fund is monitored and managed and that the liquidity profile of the investments of the Fund complies with the Fund’s liquidity obligations.

The Trading Funds may invest in securities or derivatives which are unlisted or for which there is no active market. For example, a Trading Fund may invest in derivatives with direct or indirect exposure to emerging markets and such investments may be subject to increased political risk or adverse currency movements compared to securities traded in more developed markets. In addition, a Trading Fund may acquire investments which are only traded over-the-counter. Accurately valuing and realizing such investments, or closing out positions in such investments at appropriate prices, may not always be possible.

Foreign currency risk

The Net Asset Value per Share will be computed in the Functional Currency, whereas the investments of Trading Funds, to which the Fund allocates its assets, may be acquired in a wide range of currencies, some of which may be affected by currency movements of a more volatile nature than those of developed countries and some of which may not be freely convertible.

It may not be possible or practicable to hedge against the consequent currency risk exposure and in certain instances the Investment Manager may consider it desirable not to hedge against such risk. The Investment Manager may enter into cross currency hedging transactions. As at December 31, 2016 (US$5,347,118) of cash was held in foreign currency with the Depositary / Broker.

ASC 815-10, “Disclosures about Derivative Instruments and Hedging Activities” amends and expands the disclosure requirements of ASC 815 with the intent to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments. The fair value of open derivative instruments held by the Fund as at December 31, 2016 is disclosed on the face of the Statement of Assets and Liabilities.

As noted in Note 4, the Fund may enter into foreign exchange hedging transactions in the EURO, GBP, CHF and JPY Hedged Share Classes. As a result, the Fund has recognized realized and unrealized gains/losses on foreign exchange derivatives (comprising futures and forward foreign exchange contracts) during the year. The total realized loss on foreign exchange derivatives amounted to $61,810,524 and is included in the Statement of Operations within the balance “Net realized loss on investments in derivative contracts and foreign currency”. The total change in unrealized gain on foreign exchange derivatives amounting to $9,240,115 is included in the Statement of Operations within the balance “Net change in unrealized gain on investments in derivative contracts and foreign currency”. These amounts contribute to off-setting the gains and losses arising on the conversion of ACL Alternative Fund net assets to local currency for the EURO, GBP, CHF and JPY Hedged Share Classes.

40

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Foreign currency risk (continued)

As at December 31, 2016, the Fund had the following open futures positions for share class hedging purposes:

	No. of contracts	Contract size	Notional Value	Unrealized gain / (loss) in US$
GBP FX Future Mar 17	2,336	62,500	180,426,800	(1,518,400)
EURO FX Future Mar 17	1,378	125,000	182,137,150	1,722,500
JPY FX Future Mar 17	399	12,500,000	42,877,538	548,625
CHF FX Future Mar 17	135	125,000	16,648,875	178,875

Net unrealized gain				931,600

8.	Offsetting assets and liabilities

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of December 31, 2016, the Master Fund holds financial instruments and derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and Statement of Operations and are subject to a master netting arrangement. The master netting arrangement allows the counterparty to net any collateral held on behalf of the Fund or liabilities or payment obligations of the counterparty against any liabilities or payment obligations of the Fund to the counterparty.

The following table provides disclosure regarding the potential effect of offsetting of recognized assets presented in the Statement of Assets and Liabilities:

	Gross Amount of Recognized Assets	Gross Offset in the Statement of Assets and Liabilities	Net Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities
	US$	US$	US$
Derivative and foreign exchange contracts	233,086,471	-	233,086,471
Total	233,086,471	-	233,086,471

41

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

8.	Offsetting assets and liabilities (continued)

	Net Amounts of Assets presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral pledged	Net Amount
	US$	US$	US$	US$
Bank of America N.A.	18,249,345	(17,889,445)	-	359,900
Credit Suisse International	62,766,687	(41,149,103)	-	21,617,584
Deutsche Bank	28,453,023	(25,935,994)	-	2,517,029
JP Morgan Securities Limited	19,187,311	(16,509,378)	-	2,677,933
SG Americas Securities, LLC	97,592,999	(43,275,259)	-	54,317,740
UBS A.G.	6,837,106	(6,837,106)	-	-
Total	233,086,471	(151,596,285)	-	81,490,186

The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Statement of Assets and Liabilities:

	Gross Amount of Recognized Liabilities	Gross Offset in the Statement of Assets and Liabilities	Net Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities
	US$	US$	US$
Derivative and foreign exchange contracts	(152,228,708)	-	(152,228,708)
Total	(152,228,708)	-	(152,228,708)

	Net Amounts of Liabilities presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Cash Collateral received	Net Amount
	US$	US$	US$	US$
Bank of America N.A.	(17,889,445)	17,889,445	-	-
Credit Suisse International	(41,149,103)	41,149,103	-	-
Deutsche Bank AG	(25,935,994)	25,935,994	-	-
JP Morgan Securities Limited	(16,509,378)	16,509,378	-	-
SG Americas Securities, LLC	(43,275,259)	43,275,259	-	-
UBS A.G.	(7,469,529)	6,837,106	-	(632,423)
Total	(152,228,708)	151,596,285	-	(632,423)

42

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

9.	Gains and losses from financial instruments

The following table details the gains and losses from financial assets and liabilities:

December 31, 2016
US$
Realized gains on Investments in derivative contracts and foreign currency	1,869,580,566
Net change in unrealized gains on investments in derivatives and foreign currency	294,795,483
Total gains on realized and change in unrealized on investments in derivative contracts and foreign currency	2,164,376,049

December 31, 2016
US$
Realized losses on Investments in derivative contracts and foreign currency	(2,049,698,989)
Net change in unrealized losses on investments in derivatives and foreign currency	(251,031,860)
Total losses on realized and change in unrealized on investments in derivative contracts and foreign currency	(2,300,730,849)

Gains and losses presented above exclude interest income and interest expense.

10.	Related party disclosures

The Director fees are not paid directly by the Fund, but are distributed and paid by each of the Trading Funds based on the Fund holdings at month end. All other related party transactions have been fully disclosed in the financial statements, including investments in affiliated funds. None of the Directors hold any investments in the Fund or Trading Funds.

11.	Brokerage commissions

Brokerage commissions of US$24,028,722 were paid by the Fund and the Trading Funds to which it allocates its assets for the year from January 1 to December 31, 2016. This amount was consolidated within the realized and unrealized gain or loss on investments in derivative contracts and foreign exchange.

12.	Commitments and contingencies

In accordance with the FASB subtopic ASC 460-10, the Fund is required to disclose information about commitments and contingencies. In the normal course of business the Fund and Trading Funds of the Company enter into contracts that contain a variety of warranties and indemnifications. The Fund’s and the Trading Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and Trading Funds that have not yet occurred. However, based on experience, the Fund and the respective Trading Funds expect the risk of loss to be remote.

43

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

13.	Accounting for uncertainty in income taxes

Accounting Standards Codification (“ASC”) 740-10 “Accounting for Uncertainty in Income Taxes – an interpretation of ASC 740” clarifies the accounting for uncertainty in income taxes recognized in the Fund’s financial statements in conformity with ASC 740 “Accounting for Income Taxes”. ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position or expected position to be taken on a tax return. Given the Company’s domicile, the investment objective of the Fund and the trading strategies and instruments traded by the Trading Funds, the Directors of the Fund have determined there are no uncertain tax positions. In addition, neither the Company nor the Fund is subject to any tax examinations by the tax authorities in their country of domicile or taxing authorities in other jurisdictions.

14.	Historic Net Asset Values per share (NAV) and Funds under Management (FUM)

Share Class		Dec 31, 2014		Dec 31, 2015		Dec 31, 2016
USD Share Class A	NAV		$307.08		$306.68		$293.13
USD Share Class B	NAV		$181.52		$180.24		$171.85
USD Share Class C	NAV		$110.68		$108.89		$102.83
USD Share Class D	NAV		$138.71		$137.15		$130.03
USD Share Class E	NAV		$134.33		$132.02		$124.92
Euro Hedged Share Class A	NAV	EUR	219.45	EUR	220.35	EUR	208.09
Euro Hedged Share Class B	NAV	EUR	123.83	EUR	123.80	EUR	116.62
Euro Hedged Share Class C	NAV	EUR	119.22	EUR	118.02	EUR	110.08
GBP Hedged Share Class A	NAV		£121.05		£122.22		£117.02
GBP Hedged Share Class B	NAV		£198.80		£199.77		£190.81
GBP Hedged Share Class C	NAV		£104.96		£104.42		£98.74
CHF Hedged Share Class A	NAV	CHF	109.84	CHF	96.26	CHF	90.23
CHF Hedged Share Class B	NAV	CHF	121.00	CHF	120.29	CHF	112.44
CHF Hedged Share Class C	NAV	CHF	103.16	CHF	101.56	CHF	94.00
JPY Hedged Share Class B	NAV		¥10,999		¥10,845		¥10,233
JPY Hedged Share Class D	NAV		¥11,487		¥11,276		¥10,590

Share Class		Dec 31, 2014	Dec 31, 2015	Dec 31, 2016
USD Share Class A	FUM	$1,492,269,226	$1,578,876,561	$1,628,783,159
USD Share Class B	FUM	$348,946,087	$364,290,706	$383,351,309
USD Share Class C	FUM	$19,227,228	$11,127,753	$8,656,213
USD Share Class D	FUM	$689,962	$682,233	$10,130,697
USD Share Class E	FUM	$1,423,306	$18,182,086	$36,432,306
Euro Hedged Share Class A	FUM	$51,005,229	$65,903,604	$102,995,189
Euro Hedged Share Class B	FUM	$64,452,701	$68,429,800	$72,382,892
Euro Hedged Share Class C	FUM	$377,909	$335,679	$218,151
GBP Hedged Share Class A	FUM	$234,328,107	$264,047,398	$170,631,738
GBP Hedged Share Class B	FUM	$5,613,333	$4,941,525	$5,213,281
GBP Hedged Share Class C	FUM	$4,493,751	$3,176,719	$756,088
CHF Hedged Share Class A	FUM	$15,091	$3,636,186	$2,805,392
CHF Hedged Share Class B	FUM	$1,624,484	$10,102,729	$12,931,006
CHF Hedged Share Class C	FUM	$2,449,144	$507,506	$462,452
JPY Hedged Share Class B	FUM	$40,361,692	$19,921,761	$17,783,802
JPY Hedged Share Class D	FUM	$51,075,209	$35,114,073	$24,339,167

44

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Notes to the Financial Statements (continued)

15.	Subsequent events

Events subsequent to December 31, 2016 have been evaluated up to February 24, 2017, the date these Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2016 that would require recognition or disclosure in these Financial Statements.

16.	Approval of the Financial Statements

These Financial Statements were approved by the Board of Directors on February 24, 2017.

45

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Appendix

Unaudited Supplemental Disclosures to the Financial Statements

1.	Remuneration Policy

It is the Investment Manager’s policy to maintain an honest, fair and ethical culture that promotes effective risk management. Accordingly, the Investment Manager has established and maintains a Remuneration Policy, which applies to all the Investment Manager employees and officers, and which is designed to ensure that:

(i)	The Investment Manager remunerates its staff in a manner that is sufficient to attract and retain professional staff that have the required skills, expertise and experience to carry out their duties effectively and;

(ii)	sound and effective risk management is promoted and risk-taking, which is inconsistent with the risk profile and rules of the Investment Manager and the Funds that it manages, is not encouraged or rewarded.

The Investment Manager has formulated its Remuneration Policy with the following objectives:

●	To be in line with its business strategy, objectives, values and long-term interests;
●	To be consistent with, and promote, sound and effective risk management, without encouraging risk-taking that exceeds the level of tolerated risk of the Investment Manager or the funds that it manages;
●	To align the personal objectives of staff with the long term interests of the Investment Manager and the funds that it manages;
●	To meet the remuneration provisions of AIFMD;
●	To ensure our ability to strengthen or maintain a suitable capital base (to meet operational requirements);
●	To include measures to avoid conflicts of interest for control staff (risk management or compliance); and
●	To be in line with our code of conduct for employees and our compliance culture.

The remuneration policy has been designed by the Chief Executive Officer (“CEO”) and will be reviewed on an annual basis by the Board of Directors of the Investment Manager.

The Board and senior management of the Investment Manager have assessed all members of staff and have determined that only the voting members of the Investment Manager’s Investment Committee that are also members of the board are authorized to take any decision that affects the risk profile of the Investment Manager and the funds managed by the Investment Manager and so are classified by the Investment Manager as Identified Staff.

For performance related remuneration, the total amount is based on a combination of the assessment of the performance of the individual, of the business unit concerned, and of the overall results of the Investment Manager; when assessing individual performance, financial and non-financial criteria are taken into account. The performance of the Investment Manager is dependent on the performance of the funds that it manages, since the Investment Manager generates its revenue from management and incentive fees paid to it by these funds, and, therefore, the interests of all members of staff are aligned with the interests of the shareholders in the funds managed by the Investment Manager.

46

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Appendix (continued)

Unaudited Supplemental Disclosures to the Financial Statements (continued)

1.	Remuneration Policy (continued)

The following table shows the remuneration made to persons employed by the Investment Manager during the year, analysed by category;

December, 31 2016	Number of Beneficiaries	Total Remuneration Paid	Fixed Remuneration Paid	Variable Remuneration paid	Carried Interest paid by AIF
		USD	USD	USD	USD
Total remuneration paid by the Investment Manager during the financial year	58	8,501,590	4,074,846	4,426,744	-
Remuneration paid to employees of the Investment Manager who may have a material impact on the risk profile of the Fund
Senior Management (including executives)*	2	1,664,329
Identified staff*	2	1,664,329
Allocation of total remuneration of the employees of the Investment Manager to the Fund**
Senior Management (including executives)*	2	1,051,093
Identified staff*	2	1,051,093

*	Members of Senior Management (including executives) who may have a material impact on the risk profile of the Fund are also the employees who the Investment Manager has designated as Identified Staff in accordance with the Investment Manager’s Remuneration Policy.

**	Allocation of total remuneration of the employees of the Investment Manager to the Fund is calculated based on the percentage that the Fund represents of total Fund assets under management of the Investment Manager using average NAVs during the financial year.

47

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2016

Appendix (continued)

Unaudited Supplemental Disclosures to the Financial Statements (continued)

2.	Additional information for qualified investors in Switzerland

The Fund* is compliant with Swiss law for distribution to qualified investors in Switzerland. The Confidential Private Placement Memorandum, the Bye-Laws, the annual and semi-annual report, the list of the purchases and sales and further information can be obtained free of charge from the representative in Switzerland: Carnegie Fund Services S.A., 11, rue du Général-Dufour, CH-1204 Geneva, Switzerland, web: www.carnegie-fund-services.ch. The Swiss paying agent is: Banque Cantonale de Genève, 17, quai de l’Ile, CH-1204 Geneva. For the shares of the Fund distributed to qualified investors in Switzerland, the place of jurisdiction is Geneva. This document may only be issued, circulated or distributed so as not to constitute an offering to the general public in Switzerland. Recipients of the document in Switzerland should not pass it on to anyone without first consulting their legal or other appropriate professional adviser, or the Swiss representative.

*	Only the ACL Alternative Fund is compliant with Swiss law for distribution to qualified investors in Switzerland.

Each time performance data is published, it should be noted that the past performance is no indication of current or future performance, and that it does not take account of the commissions and costs incurred on the issue and redemption of shares.

48

Abbey Global, LP

Audited Financial Statements for the year

January 1, 2017 to December 31, 2017

Abbey Capital Limited is an Alternative Investment Fund Manager, regulated by the Central Bank of Ireland. Abbey Capital Limited is the Commodity Pool Operator of Abbey Global, LP and operates it as an exempt pool pursuant to sub-section 4.7 of the Regulations issued pursuant to the Commodity Exchange Act, as amended. Abbey Capital Limited is a member of the National Futures Association (“NFA”), and is registered as an Investment Advisor with the Securities Exchange Commission (“SEC”). None of the regulators listed above endorse, indemnify, or guarantee the member’s business practices, selling methods, the class or type of securities offered, or any specific security.

NFA ID: P010984

Abbey Global, LP	December 31, 2017

A copy of the audited Financial Statements of the ACL Alternative Fund (“the ACL Alternative Fund”) is included with these audited Financial Statements. The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited, a segregated accounts company incorporated as an open-ended investment company with limited liability under the laws of Bermuda.

Abbey Global, LP	December 31, 2017

Affirmation of the Commodity Pool Operator

Abbey Global, LP

850 New Burton Road

Suite 201

Dover

Delaware 19904

Affirmation Required by the Commodity Exchange Act, Regulation§4.7(b)(3)(i)

I, Anthony Gannon, Director of Abbey Capital Limited (Commodity Pool Operator of Abbey Global, LP) hereby affirm that, to the best of my knowledge and belief, the information contained in this annual report is accurate and complete.

Anthony Gannon

Director

Abbey Capital Limited

Commodity Pool Operator of Abbey Global, LP

March 12, 2018

1

Abbey Global, LP	December 31, 2017

Investment Manager’s Report

Legal Structure

Abbey Global, LP (the “Fund”) is an investment partnership that operates as a multi-manager “fund-of-funds.”

Investment Objective and Strategy

The Fund’s investment strategy is to combine, a US equity market portfolio with a favourably-correlated portfolio of alternative investments.

Fund Performance – Abbey Global, LP

The Fund returned +12.31% in 2017. The Fund has cumulatively returned +381.27% since inception in May 2002, providing an annualized return of +10.54%(1). The Fund is a Delaware Limited Partnership. The Fund was launched on 14 May 2002. All returns are net of fees and include interest.

The Fund is a uniquely diversified product combining 50%(2) targeted exposure to global equity markets, gained through one Vanguard index tracker fund(3), with an additional exposure to managed futures through the ACL Alternative Fund. Performance for the Fund’s allocation to the Vanguard equity tracker was positive in 2017. Global equities advanced through the period, with the S&P 500 finishing up +19.42%, the Nikkei 225 jumping +19.10% and the DJ Euro Stoxx 50 rising +6.49%(4). The Vanguard Total Stock Market Index closed the year +18.97% higher.

Global equity markets trended higher throughout the year, amid periodic minor corrections on account of geopolitical developments, as volatility stayed low relative to historical levels. Signs of improvement in the global growth outlook were a key factor behind the enhanced risk sentiment that boosted equity returns during the year. Eurozone equities performed positively early in the year amid improving inflation data and accelerating growth, however currency strength weighed on returns in the latter part of 2017. In the US, hopes of pro-growth policies from the Trump administration supported equities early in the year, however these hopes soon faded due to fears that the Republican Party might struggle to pass these stimulus measures through Congress. However, US equities still performed well in the first half of 2017, benefiting from an environment of low inflationary pressures combined with improving global economic conditions.

Later in the year, the prospect of US tax reform was an important factor driving risk appetite, while encouraging signs from the Chinese economy also helped buoy equity markets. The re-election of Abe in the Japanese election aided the Nikkei 225 over this period, as returns accelerated in the second half of the year, while US indices continued to trend higher. Positive signs on the Chinese and Japanese economies created a constructive environment for Asian stocks, while emerging market equities generated impressive returns throughout the year.

(1)	Past results are not indicative of future results
(2)	As at 31 December 2017 exposure to global equity markets was 58.54%
(3)	The Fund redeemed its investment in the Vanguard index tracker fund in 2018 and the Fund currently achieves equity exposure through an investment in S&P 500 futures contracts
(4)	The above is shown for illustrative purposes only. Abbey Global, LP is not benchmarked against any of the indices referenced.

2

Abbey Global, LP	December 31, 2017

Investment Manager’s Report (continued)

Fund Performance to date (continued)

US and Asian indices saw the largest gains in developed markets during the year, while currency movements proved to be a headwind for European indices in the second half of the year. Strength in the technology sector helped the NASDAQ 100 outperform other US large-cap indices, while the Hang Seng Index was one of the best performing markets in Asia, up +35.99%. Eurozone indices were positive for the year, but lagged US and Asian indices, as EUR/USD closed the year above 1.20. It was a similar story in the UK, as a stronger GBP weighed on the FTSE 100 Index, which increased +7.63% in 2017.

As at December 31, 2017, 41.32% of total Fund capital was invested in the ACL Alternative Fund USD Share Class D. The ACL Alternative Fund USD Share Class D produced a gain of +1.80% in 2017(5).

At the trading style level, Long-term Trendfollowing (“Trendfollowing”) contributed positively to the ACL Alternative Fund’s performance. The strongest trends were in equities, and Trendfollowing managers maintained long positions through the year generating strong profits from equity trading. While gains in equities were offset by losses in currencies, bonds, and energy in the first half, later in the year Trendfollowing managers capitalised on the moves in base metals and energy. Unsurprisingly, Trendfollowing managers who particularly profited from the rally in equities tended to outperform other managers.

The ACL Alternative Fund’s diversifying strategies had a more difficult year, as all non-trendfollowing trading styles finished negative in 2017. Short-term Systematic (“Short-term”) was the largest detractor from performance. These managers focus on trading from intra-day out to 10 days and the low volatility environment was a particular headwind as compressed daily ranges and a lack of follow-through in markets, particularly in bonds, was a challenge. Volatility for the S&P 500 in 2017 was at its lowest level for a number of decades with an average daily range of 59 basis points in futures, about 41% of the longer-term level. However, low volatility was not confined to equities: volatility on the US Treasury note future also touched multi-decade lows.

Speculation around the economic policies of the new US administration was a key driver of markets early in the year. Expectations of fiscal stimulus had driven strong trends in markets after the US presidential election in late 2016, but investors became more cautious on President Trump’s ability to enact significant measures during the first quarter. After touching a multi-year high in early January, the USD declined, as investors unwound expectations that the Federal Reserve (“Fed”) may have to accelerate the pace of monetary tightening. The shift in rate expectations saw bond yields peak and reverse in March. At the same time, equities continued to advance, buoyed by positive corporate earnings, and generally favourable macroeconomic data. Losses from the reversals in currencies and bonds were somewhat offset by gains in equities producing a mixed quarter for the ACL Alternative Fund.

(5)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. ACL Alternative Fund USD Share Class D is a sub-class of the USD Share Class of the ACL Alternative Fund. The ACL Alternative Fund commenced as a program (USD Share Class A) in December 2000 and was incorporated as a Fund in January 2002. USD Share Class D was launched in April 2014. Return figures shown are net of fees and include interest. Past results are not indicative of future results.

3

Abbey Global, LP	December 31, 2017

Investment Manager’s Report (continued)

Fund Performance to date (continued)

Market reversals and low volatility became more of a headwind for the ACL Alternative Fund in Q2 as key events, such as the French presidential election, produced outcomes favourable for global equities but contributed to the general environment of range trading and low volatility. Although there was a notable pick-up in geopolitical risk as the US launched a missile attack on Syria and as North Korea repeatedly conducted tests of ballistic missiles, the market impact of these events was relatively short-lived. Macroeconomic developments also contributed to a favourable backdrop for risk assets and low volatility. While US economic data was strong enough to encourage the Fed to continue on its path of raising rates, inflation remained muted and this goldilocks scenario allowed the monetary tightening to be gradual. Growth outside the US started to pick up, and the major impact of this was felt on the USD, which weakened further as US yield differentials over other economies reduced somewhat.

The USD reversal was a key driver of the difficult performance in Q2 but this was compounded by reversals and range-trading in other markets. Fixed income markets remained choppy as eurozone bonds corrected on upbeat comments from European Central Bank (“ECB”) President Mario Draghi, who highlighted that the eurozone economic recovery was strengthening. Metals were choppy in a broad range and although energy prices declined, crude oil oscillated sharply, torn between rising US output and signs of stronger demand. Soft commodities and grains were difficult in June as the US Department of Agriculture (“USDA”) report released at the end of June triggered reversals in soybeans, corn and wheat, producing losses for Trendfollowing managers in particular. The ACL Alternative Fund USD Share Class D was down -9.30%(5). as of the end of June.

Performance picked up strongly in the second half of the year as the ACL Alternative Fund USD Share Class D delivered a return of +12.24%(5).between July and December. Global economic conditions continued to show further improvement. Eurozone economic growth accelerated, prompting the ECB to signal a tapering of asset purchases in 2018. A surprise rate increase from the Bank of Canada and hawkish comments from the Bank of England also contributed to a general sense that growth was picking up strongly, which underpinned the global equity rally. This trend provided a strong opportunity for Trendfollowing managers and was augmented by trends in other markets. In July and August base metals and bonds rallied, and later in the year the trends rotated to energy markets with crude oil experiencing a sustained uptrend. At the same time, the performance of non-Trendfollowing managers improved. While the low volatility environment persisted, and continued to be difficult for Short-term managers, Value, Global Macro and FX managers contributed positively over the period with spread trading by Value managers, in particular, contributing to overall positive performance.

At the manager level, while the overall level of dispersion across managers was below the longer-term average, we saw divergent performance between managers within each of the trading styles. While the strongest performing managers were in Trendfollowing, there was also strong performance from individual managers in Global Macro and Value.

(5)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. ACL Alternative Fund USD Share Class D is a sub-class of the USD Share Class of the ACL Alternative Fund. The ACL Alternative Fund commenced as a program (USD Share Class A) in December 2000 and was incorporated as a Fund in January 2002. USD Share Class D was launched in April 2014. Return figures shown are net of fees and include interest. Past results are not indicative of future results.

4

Abbey Global, LP	December 31, 2017

Investment Manager’s Report (continued)

Fund Performance to date (continued)

In terms of strategy and manager allocations, the ACL Alternative Fund maintained its risk allocation to Trendfollowing strategies at 50-60% through the year with the balance allocated to uncorrelated non-Trendfollowing strategies. During the year two Short-term managers were removed and one Global Macro and one Trendfollowing manager were added. The ACL Alternative Fund allocates to 22 managers as of December 31, 2017.

The ACL Alternative Fund USD Share Class D has delivered total cumulative returns of +207.98% since inception, versus +185.10% for the S&P 500 Total Return Index and +122.05% for the SG CTA Index(6) over the same time frame.

Abbey Capital Limited – Investment Manager

As we have in every year over the last seventeen years, we continued to invest in our infrastructure and team, adding to our headcount in Research and Markets and we expanded our head office premises in Dublin. In developing our business and product offering our objective is to deliver strong investment returns(7) over the long term and provide real value and excellent client service to investors.

The first half of 2017 was a frustrating period for investors in managed futures as performance was challenging while returns in equities were strong. At such times it was natural to question the benefit of having a diversifying strategy like managed futures in a portfolio. However, the notable pick-up in performance in the second half of 2017 highlights how quickly the market environment can change and how this can translate into positive performance. We would like to thank all of our investors for your ongoing support and commitment to the asset class during the drawdown.

From our perspective, we continue to maintain a conviction in the merit of managed futures investing and this is reflected in our own investment portfolios. We are committed to being a specialist in multi-manager managed futures investing and believe the case for managed futures within a diversified portfolio remains strong. Looking ahead to 2018 we remain optimistic on the outlook for managed futures and the Fund.

Abbey Capital Limited

January 2018

(6)	The ACL Alternative Fund commenced as a program (USD Share Class A) in December 2000 and was incorporated as a Fund in January 2002. USD Share Class D was launched in April 2014. Return figures shown are net of fees and include interest. The pro forma figures (Dec 2000 – March 2014) shown are net of fees, based on actual figures for USD Share Class A and adjusted for the fees charged for USD Share Class D. Past results are not indicative of future results. The above is shown for illustrative purposes only. None of the funds managed by Abbey Capital Limited are benchmarked against any index.

(7)	Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. For further information about the potential risks associated with an investment in the fund please refer to the “Risk Factors” set out in the private placement memorandum of the fund.

5

KPMG Audit 1 Harbourmaster Place IFSC Dublin 1 D01 F6F5 Ireland

Independent Auditors’ Report to the partners of Abbey Global, LP:

1 .. Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Abbey Global, LP (“the Entity”), which comprise the Statement of Assets and Liabilities as at 31 December 2017, and the related statement of Operations, Statement of Changes in Partners’ Capital and Statement of Cash Flows for the year then ended, and notes, comprising significant accounting policies and other explanatory information.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Entity as at 31 December 2017, and the results of its operations for the year then ended in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Entity in accordance with International Ethics Standards Board for Accountants Code of Ethics for Professional Accountants (IESBA Code) together with the ethical requirements that are relevant to our audit of the financial statements in Ireland and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other Information

Management is responsible for the other information. The other information comprises the information included in the Investment Manager’s Report, but does not include the financial statements and our auditors’ report thereon.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit, or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

KPMG, an Irish partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity

6

Independent Auditors’ Report to the partners of Abbey Global, LP (continued):

2 Respective responsibilities and restrictions on use

Responsibilities of Management and Those Charged with Governance for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is responsible for assessing the Entity’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Entity or to cease operations, or has no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Entity’s financial reporting process.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

Further details relating to our work as auditor is set out in the Scope of Responsibilities Statement contained in the appendix of this report, which is to be read as an integral part of our report.

Our report is made solely to the Entity’s Partners, as a body, in accordance with the terms of our engagement. Our audit work has been undertaken so that we might state to the Entity’s Partners those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the Entity’s Partners, as a body, for our audit work, for this report, or for the opinions we have formed.

KPMG 1 Harbourmaster Place IFSC Dublin 1 Ireland	12 March 2018

7

Appendix to the Independent Auditor’s Report

Further information regarding the scope of our responsibilities as auditor

As part of an audit in accordance with ISAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Entity’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

●	Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Entity’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Entity to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

8

Abbey Global, LP	December 31, 2017

Statement of Assets and Liabilities

	Note	December 31, 2017
		US$
Assets
Investments in other funds, at fair value	3,6	1,462,708
(cost $1,285,957)
Cash at Bank	4	628
Equalization credits and depreciation deposit receivable		2,007

Total Assets		1,465,343

Liabilities and Partners’ Capital

Accrued professional fees & other fees	8	628

Total Liabilities		628

Partners’ Capital	5	1,464,715

These Financial Statements were approved and signed on behalf of the General Partner by:

Anthony Gannon
Director, Abbey Capital Limited
March 12, 2018

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund are an integral part of these Financial Statements.

9

Abbey Global, LP	December 31, 2017

Statement of Operations

For the Year January 1 to December 31, 2017 US$
Fund Income
Dividends & other income	16,520
Total fund income	16,520

Fund Expenses
Professional fees	(2,025)
Total fund expenses	(2,025)

Net Investment Income	14,495

Fund Realized / Change in Unrealized Gain on Investments
Net change in unrealized gain on investments	146,025
Realized gain on investments	-
Net realized and change in unrealized gain on investments	146,025

Net Gain from Operations	160,520

These Financial Statements were approved and signed on behalf of the General Partner by:

Anthony Gannon
Director, Abbey Capital Limited
March 12, 2018

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund are an integral part of these Financial Statements.

10

Abbey Global, LP	December 31, 2017

Statement of Changes in Partners’ Capital

	General Partner	Limited Partners	Total
	US$	US$	US$

Partners’ capital, beginning of year	1,302,859	1,336	1,304,195
Capital contributions	-	-	-
Capital withdrawals	-	-	-
Net increase from operations	160,356	164	160,520
Partners’ capital, end of year	1,463,215	1,500	1,464,715

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund are an integral part of these Financial Statements.

11

Abbey Global, LP	December 31, 2017

Statement of Cash Flows

For the Year January 1 to December 31, 2017
US $
Cash Flows from operating activities

Net increase from operations	160,520

Adjustments to reconcile net income to net cash provided by/used in operating activities:

Net change in unrealized appreciation on investments	(146,025)

Changes in operating assets & liabilities:

Net purchase of Vanguard stocks	(14,496)
Net sale of ACL Alternative holdings	-
Accrued professional fees & other fees	(4,574)

Net cash used by operating activities	(4,575)

Cash Flows from Financing Activities

Capital contributions	-
Capital withdrawals	-
Net cash from financing activities	-

Net decrease in cash	(4,575)

Cash at bank, beginning of year	5,203

Cash at bank, end of year	628

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund are an integral part of these Financial Statements.

12

Abbey Global, LP	December 31, 2017

Schedule of Investments

	Number of Shares	Percentage of Partners’ Capital	Fair Value US$

Investments at fair value:

Other Funds

United States
Vanguard Total Stock Market Index Fund (cost $656,200)*	12,852	58.54%	857,463

Bermuda
ACL Alternative Fund (cost $629,757) **	4,572	41.32%	605,245
Other assets and liabilities		0.14%	2,007

Total investments in securities, at fair value		100%	1,464,715

*	Vanguard Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Vanguard Total Stock Market Index Fund was created in 1992 and is designed to provide investors with exposure to the entire U.S. equity market, including small-, mid-, and large-cap growth and value stocks. The Fund redeemed its investment in the Vanguard index tracker fund in 2018 and the Fund currently achieves equity exposure through an investment in S&P 500 futures contracts.

**	ACL Alternative Fund (the “ACL Alternative Fund”) is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative Fund holds bank deposits with a number of financial institutions. As at December 31, 2017, the ACL Alternative Fund invests into twenty two Trading Funds, each Trading Fund being a segregated account of ACL Alternative Fund SAC Limited.

The accompanying notes and attached audited Financial Statements of the ACL Alternative Fund are an integral part of these Financial Statements.

13

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements

1.	Nature of operations

Abbey Global, LP (the “Fund”), a Delaware limited partnership, commenced operations in May 2002. The Fund’s investment strategy is to combine, a US equity market portfolio with a favourably-correlated portfolio of alternative investments. The Fund is managed by Abbey Capital Limited (the “General Partner” and “Investment Manager”). The General Partner is registered with the Commodity Futures Trading Commission as a Commodity Pool Operator, and has registered the Fund with the Commodity Futures Trading Commission as a 4.7 exempted pool. For more information on this area, please refer to the Fund’s offering memorandum.

The Fund invests a significant portion of its net assets (approximately 41.32% at December 31, 2017) into the ACL Alternative Fund, a segregated account of ACL Alternative Fund SAC Limited, a segregated accounts company incorporated in Bermuda that has the same investment manager as the Fund. The Fund owned approximately 0.03% of the ACL Alternative Fund at December 31, 2017.

2.	Significant accounting policies

These financial statements are presented using the United States Dollar (USD) as the functional currency and are prepared in conformity with accounting principles generally accepted in the Unites States of America (“US GAAP”).

The Fund is considered an Investment Company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946”). The significant policies adopted by the Fund are as follows;

Estimates and assumptions

The preparation of Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the Financial Statements and accompanying notes. Actual amounts could differ from these estimates.

Investment income and expenses

Dividends are recorded on the ex-dividend date and interest is accounted for on an accrual basis. In some cases, the Fund may receive or choose to receive dividends in the form of additional shares rather than cash. In such cases, the Fund recognizes the dividend income for the amount of the cash dividend alternative with the corresponding debit treated as an additional investment.

14

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued) Valuation of investments

The Fund values investments in securities that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price as of the last business day of the year. Other securities traded in the over-the-counter markets and listed securities for which no sale was reported on that date are valued at their last reported “bid” price. The Fund values investments in daily dealing Mutual Funds at the NAV per Share as reported by the Administrator as at each valuation point.

Income Taxes

The Fund does not record a provision for income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. The Financial Statements reflect the Fund’s transactions without adjustment, if any, required for income tax purposes.

3.	Fair value measurements

The Fund’s financial assets and liabilities carried at fair value have been classified for disclosure purposes, based on a hierarchy defined by FASB ASC 820, Fair Value Measurement.

The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3).

The three levels of the fair value hierarchy under ASC 820 are described below:

●	Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2— Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement

As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

15

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

3.	Fair value measurements (continued)

The below table shows information about the Fund’s assets and liabilities measured at fair value as of December 31, 2017. All values shown are stated in USD.

	Level 1	Level 2	Level 3	Balance as at December 31, 2017
Assets
Investment in the ACL Alternative Fund	605,245	—	—	605,245
Investment in other mutual funds	857,463	—	—	857,463
Total	1,462,708	—	—	1,462,708

4.	Cash at Bank

Cash at bank represents amounts held with the Fund’s bank (BNP Paribas Securities Services, Dublin Branch) as at December 31, 2017 amounted to US$628. BNP Paribas Securities Services, Dublin Branch is rated by the following credit agencies: S&P A-1, Moody P-1 and Fitch F1.

5.	Partner’s Capital

In accordance with the Limited Partnership Agreement, profits and losses of the Fund are allocated to partners according to their respective interests in the Fund. For the year ended December 31, 2017, the Fund consisted of two investors to which 100% of the Fund’s profits and losses were allocated.

6.	Investment in ACL Alternative Fund a segregated account of ACL Alternative Fund SAC Limited and Mutual Funds

Investment in ACL Alternative Fund a segregated account of ACL Alternative Fund SAC Limited

The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited (“ACL Alternative Fund”), an open-ended investment company domiciled in Bermuda and USD Share Class A, EUR Hedged Share Class A and GBP Hedged Share Class A of the ACL Alternative Fund are currently listed on the Irish Stock Exchange. The ACL Alternative Fund invests into twenty two Trading Funds of ACL Alternative Fund SAC Limited. The Trading Funds invest into various types of securities including derivatives such as currency options, futures contracts, and forward foreign exchange contracts.

The ACL Alternative Fund’s Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America, and are denominated in United States Dollars. Accounting policies adopted by the ACL Alternative Fund require the valuation of securities held by the ACL Alternative Fund at fair value.

16

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

6.	Investment in ACL Alternative Fund a segregated account of ACL Alternative Fund SAC Limited and Mutual Funds (continued)

Investment in ACL Alternative Fund a segregated account of ACL Alternative Fund SAC Limited (continued)

The below table shows condensed financial information related to the ACL Alternative Fund at December 31, 2017 and for the year then ended:

Condensed Statement of Assets & Liabilities	December 31, 2017 US$
Assets	2,632,954,385
Liabilities	(284,570,687)

Net Assets	2,348,383,698

Condensed Statement of Operations

Net investment loss	(21,740,128)
Net realized gain on investments	83,274,632
Net change in unrealized gain on investments	23,131,501

Net increase in net assets resulting from operations	84,666,005

The Fund is invested in the ACL Alternative Fund’s USD Share Class D (“Class D”). Class D shareholders of the ACL Alternative Fund incur management fees at the rate of 1.50% annually, and incentive fees at the rate of 10% each calendar quarter, subject to a High Water Mark.

The management fees are calculated daily based on the ACL Alternative Fund’s equity after subtracting other fees such as administration, secretarial, depositary and legal, but prior to the deduction of incentive fees. The management fees are accrued daily and paid monthly in arrears by the ACL Alternative Fund. The incentive fees are paid each calendar quarter based upon any New Investment Profit for that quarter.

“Net New Investment Profit” means the increase in the ACL Alternative Fund’s Net Asset Value of the applicable class outstanding in respect of each calendar quarter, prior to the deduction of the Investment Manager’s incentive fee and subject to a High Water Mark.

In addition to the management and incentive fees paid to the Investment Manager the Trading Funds of ACL Alternative Fund SAC Limited will pay to the appointed Commodity Trading Advisors an annual management fee which is expected to range between 0% and 2% of each Trading Fund’s allocated assets per year and incentive fees between 0% and 25% of net new profits. Incentive fees will generally be charged only on “high water mark” profits; trading losses will be carried forward and must be recouped before an incentive fee can be earned.

As outlined in Note 4 to the ACL Alternative Fund’s audited Financial Statements, the ACL Alternative Fund does not pay management or incentive fees directly to the Investment Manager. Management Fees are calculated at the ACL Alternative Fund level and then distributed to, and paid by, each Trading Fund based on the ACL Alternative Fund holdings in the Trading Funds at month end.

The ACL Alternative Fund offers daily dealing to investors.

17

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

6.	Investment in ACL Alternative Fund a segregated account of ACL Alternative Fund SAC Limited and Mutual Funds (continued)

Investment in Mutual Funds

Vanguard Total Stock Market Index Fund seeks to track the investment performance of the MSCI US Broad Market Index, an unmanaged benchmark representing the overall U.S. equity market. Vanguard Total Stock Market Index Fund replicates more than 95% of the market capitalization of the index and invests in a representative sample of the balance using a portfolio- optimization technique to avoid the expense and impracticality of full replication.

As at December 2017, the Fund was invested in Vanguard Total Stock Market Index Fund’s Admiral Share class(3). Shareholders of Admiral Shares of Vanguard Total Stock Market Index Fund incur management fees at the rate of 0.04% annually.

7.	Financial Highlights

Financial highlights for the year ended December 31, 2017 are as follows:

Total return

Total return	12.31%

Ratio of expenses to average Partners’ Capital

Expenses *	(0.15%)

Net investment income	1.07%

*	The Fund will incur expenses up to a maximum of 0.15% of the Fund’s average Net Asset Value per year. Any additional expenses in excess of 0.15% of the Funds’ average Net Asset Value will be paid by the Investment Manager.

Financial highlights are calculated for the Fund taken as a whole. An individual Partner’s return and ratios may vary based on the timing of capital transactions.

(3)	The Fund redeemed its investment in the Vanguard index tracker fund in 2018 and the Fund currently achieves equity exposure through an investment in S&P 500 futures contracts

18

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

8.	Fees payable

Fees payable as at December 31, 2017 are presented below:

US$
Professional and other fees	628
Total	628

9.	Accounting for uncertainty in income taxes

Accounting Standards Codification (“ASC”) 740-10 “Accounting for Uncertainty in Income Taxes – an interpretation of ASC 740” clarifies the accounting for uncertainty in income taxes recognized in the Fund’s financial statements in conformity with ASC 740 “Accounting for Income Taxes”. ASC 740-10 prescribes a recognition threshold and measurement attribute for the Financial Statement recognition and measurement of a tax position or expected position to be taken on a tax return. Given the Fund and ACL Alternative Fund’s domicile, the investment objective of the Fund and ACL Alternative Fund and the trading strategies and instruments traded/held by the Fund, ACL Alternative Fund and Trading Funds of the ACL Alternative Fund, there are no uncertain tax positions and therefore ASC 740-10 has no impact on the Fund’s financial position or result of operations for the year ended December 31, 2017.

10.	Financial Instruments and Associated Risks

The Fund invests substantially all of its assets in the ACL Alternative Fund and the Vanguard Total Stock Market Index Fund(3) which are exposed to various risks arising from the financial instruments they hold. The audited Financial Statements of the ACL Alternative Fund are attached to these audited Financial Statements.

For further information about the risks associated with an investment in the Fund please refer to the Risk Factors set out in the Fund’s Private Placement Memorandum. There are no derivative instruments held by the Fund as at December 31, 2017 nor has the Fund held any derivative instruments during the year ended December 31, 2017.

Operational Risk

Pursuant to Investment Manager’s Risk Management Policy, risks throughout the Investment Manager are identified, measured, assessed and monitored in the Risk Register. This system identifies factors that could cause risk, including operational risk, measures to reduce risk and any required solutions. It is reviewed on an ongoing basis by the business units and the Risk Management Unit. Reviews are completed by staff in consultation with the Risk Management Unit. The Risk Register is reviewed and approved annually by the Board of Directors of the Investment Manager.

(3)	The Fund redeemed its investment in the Vanguard index tracker fund in 2018 and the Fund currently achieves equity exposure through an investment in S&P 500 futures contracts

19

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

10.	Financial Instruments and Associated Risks (continued) Liquidity risk

In order to ensure that cash is available for the Fund to meet redemption requests, the Investment Manager has established and maintains risk management policies and systems which are designed to ensure that the Fund maintains a level of liquidity appropriate to its underlying obligations. The liquidity of the Fund is subject to the risks associated with the ACL Alternative Fund’s investments and may also be adversely impacted by the activities of other shareholders in the ACL Alternative Fund. The liquidity risks arising from the ACL Alternative Fund’s investments and the management of these risks by the Investment Manager are set out in the notes to the ACL Alternative Fund’s audited financial statements.

The Fund invests an amount equal to approximately 50% of its capital contributions in the Equity Portfolio, a passively-managed U.S. equity portfolio. Possible risks include: i) income risk – the risk that the Fund’s income will decline because of falling interest rates; ii) Market risk – poor security selection will cause the Fund to underperform relevant benchmarks; iii) credit risk – the risk that the issuer of a security will fail to pay interest or principal in a timely manner.

11.	Gains and losses from financial instruments

The following table details the gains and losses from financial assets and liabilities:

December 31, 2017 US$
Realized gains on Investments	-
Net change in unrealized gains on investments	146,025

Total gains on investments	146,025

Realized losses on Investments	-
Net change in unrealized losses on investments	-

Total losses on investments	-

Gains and losses presented above exclude interest income and interest expense.

12.	Related Parties

The General Partner, Abbey Capital Limited, is also the appointed Investment Manager to the Fund and also the ACL Alternative Fund. The General Partner, as investment manager to the Fund, earns management and incentive fees in its capacity as investment manager to the ACL Alternative Fund.

20

Abbey Global, LP	December 31, 2017

Notes to the Financial Statements (continued)

13.	Subsequent events

Events subsequent to December 31, 2017 have been evaluated up to March 12, 2018, the date these Financial Statements were available to be issued.

The partners currently intend to enter into agreements so as to continue the Fund’s investment strategy in the form of a proposed new 1940 Act Mutual Fund. It is intended that this continuation will be effected in 2018 and will be achieved by way of an in specie transfer of the Funds’ assets in exchange for 100% of the shares of a new open-end investment company, which will be registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940. A draft prospectus and preliminary statement of additional information for the proposed new 1940 Act Mutual Fund were submitted to the SEC, for review, on January 10, 2018.

No other material subsequent events have occurred since December 31, 2017 that would require recognition or disclosure in these audited Financial Statements.

14.	Approval of audited Financial Statements

These audited Financial Statements were approved by the General Partner on March 12, 2018.

21

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited

Audited Financial Statements for the year

January 1, 2017 to December 31, 2017

Abbey Capital Limited is an Alternative Investment Fund Manager, regulated by the Central Bank of Ireland. Abbey Capital Limited is the Commodity Pool Operator of ACL Alternative Fund SAC Limited and operates it as an exempt pool pursuant to sub-section 4.7 of the Regulations issued pursuant to the Commodity Exchange Act, as amended. Abbey Capital Limited is a member of the National Futures Association (“NFA”), and is registered as an Investment Advisor with the Securities Exchange Commission (“SEC”). None of the regulators listed above endorse, indemnify, or guarantee the member’s business practices, selling methods, the class or type of securities offered, or any specific security.

NFA ID: P046201

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Affirmation Statement

ACL Alternative Fund SAC Limited

Victoria Place

31 Victoria Street

Hamilton HM 10

Bermuda

Affirmation Required by the Commodity Exchange Act, Regulation §4.7(b)(3)(i)

I, Mick Swift, Director of Abbey Capital Limited (Commodity Pool Operator of ACL Alternative Fund and ACL Alternative Fund SAC Limited), hereby affirm that, to the best of my knowledge and belief, the information contained in this annual report is accurate and complete.

Mick Swift
Director, Abbey Capital Limited Commodity Pool Operator of ACL Alternative Fund and ACL Alternative Fund SAC Limited

March 06, 2018

1

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Directory

Registered Office of ACL Alternative Fund SAC Limited: Victoria Place, 31 Victoria Street, Hamilton HM 10, Bermuda

Directors	Investment Manager
Peter Carney	Abbey Capital Limited
(Non-Executive Director)	1-2 Cavendish Row
James Keyes	Dublin 1
(Independent Non-Executive Director)	Ireland
Nicholas Hoskins
(Independent Non-Executive Director)	Listing Sponsor
McCann FitzGerald Listing Services Limited
Auditor	Riverside One
KPMG	Sir John Rogerson’s Quay
1 Harbourmaster Place	Dublin 2
IFSC	Ireland
Dublin 1
Ireland	Administrator, Registrar & Transfer Agent
BNP Paribas Bank & Trust Cayman Limited
Legal Adviser	Buckingham Square
Conyers Dill & Pearman	3rd Floor
Clarendon House	720 West Bay Road
2 Church Street	Grand Cayman, KY1-1104
Hamilton HM 11	Cayman Islands
Bermuda

Corporate Secretary & Bermuda Registrar
M.Q. Services Limited
Victoria Place
31 Victoria Street
Hamilton HM 10
Bermuda

Depositary
BNP Paribas Securities Services, Dublin Branch
Trinity Point
10-11 Leinster Street South
Dublin 2
Ireland

2

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Investment Manager’s Report

Legal Structure

ACL Alternative Fund (the “Fund”) is a segregated account of ACL Alternative Fund SAC Limited (the “Company”). The ACL Alternative Program (USD Share Class A) commenced in December 2000 and was incorporated as an open-ended investment company in Bermuda on January 4, 2002. The Company commenced operating as a Segregated Accounts Company on May 18, 2009 following its restructure under the Segregated Account Companies Act 2000 of Bermuda, as amended (the “Act”).

The Company has created five share classes, namely the USD Share Class, the GBP Hedged Share Class, the EUR Hedged Share Class, the CHF Hedged Share Class and the Yen Hedged Share Class, each of which is subdivided into a number of sub-classes of which sixteen are currently in issue (see table below for details). The Directors have the power to issue further share classes in different currencies in the future.

Share Classes in Issue	Launch Date	NAV per share as of December 31, 2017
USD Share Class A	January 31, 2002	$300.67
USD Share Class B	July 3, 2006	$175.83
USD Share Class C	January 2, 2009	$104.16
USD Share Class D	January 15, 2014	$132.37
USD Share Class E	April 1, 2014	$126.84
Euro Hedged Share Class A	July 1, 2004	€209.34
Euro Hedged Share Class B	July 1, 2009	€117.07
Euro Hedged Share Class C	January 29, 2010	€109.40
GBP Hedged Share Class A	June 1, 2010	£118.82
GBP Hedged Share Class B	January 30, 2006	£193.26
GBP Hedged Share Class C	February 4, 2011	£99.00
CHF Hedged Share Class A	April 15, 2011	CHF90.30
CHF Hedged Share Class B	March 1, 2010	CHF112.41
CHF Hedged Share Class C	October 15, 2010	CHF93.03
JPY Hedged Share Class B	January 21, 2011	¥10,292
JPY Hedged Share Class D	August 31, 2010	¥10,607

The Fund has five feeder funds. Abbey Global, LP and ACL Global Fund (a sub-fund of ACL Fund SICAV Plc) invest in excess of 40% of their assets in the Fund. Abbey Capital Multi-Manager Fund Limited, Abbey Capital ACL Alternative Fund (a sub-fund of ACL Fund SICAV Plc), and Abbey Capital Daily Futures Fund Limited, invest the majority of their assets into the Fund.

Investment Objective and Strategy

The Fund allocated to 22 trading funds (the “Trading Funds”) as at December 31, 2017, each Trading Fund being a separate and distinct fund established and maintained by the Company. Through its shareholdings in the Trading Funds, the Fund operates as a multi-manager Fund. The Trading Advisors of the Trading Funds are given a power of attorney to trade on behalf of a Trading Fund through a managed account in the Trading Fund’s name held with one of the Trading Fund’s principal brokers.

Diversification is achieved at both the Trading Fund trading style and market sector level. The Fund, through its allocation of assets to the Trading Funds, invests in a range of trading styles, including long-term trend following, short-term systematic, value, discretionary macro and specialist FX strategies. Market exposure is broadly diversified with positions in global currency, financial and commodity markets.

3

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Investment Manager’s Report (continued)

Investment Objective and Strategy (continued)

The Trading Advisors for the Trading Funds are selected on the basis of a variety of quantitative and qualitative criteria, including:

●	long-term positive returns on capital invested,
●	favorable risk-adjusted performance measures,
●	favorable inter-Trading Advisor correlations to provide diversification benefits between Trading Advisors, and
●	proven track record and risk management capability.

Attention is also paid to the correlation between each Trading Advisor’s returns and the returns on equities. Ideally Trading Advisors that have displayed a tendency to have a negative correlation with equities when equities are declining are preferred. This has resulted in the Fund’s low long-term correlation with equity markets.

Fund Performance to date

The Fund USD Share Class A returned +2.57% in 2017. Since inception in December 2000 the Fund (USD Share Class A) has returned cumulatively +259.46%, providing an annualised return for the USD Share Class A of +7.77%(1).

At the trading style level, Long-term Trendfollowing (“Trendfollowing”) contributed positively to performance. The strongest trends were in equities, and Trendfollowing managers maintained long positions through the year generating strong profits from equity trading. While gains in equities were offset by losses in currencies, bonds, and energy in the first half, later in the year Trendfollowing managers capitalised on the moves in base metals and energy. Unsurprisingly, Trendfollowing managers who particularly profited from the rally in equities tended to outperform other managers.

The Fund’s diversifying strategies had a more difficult year, as all non-trendfollowing trading styles finished negative in 2017. Short-term Systematic (“Short-term”) was the largest detractor from performance. These managers focus on trading from intra-day out to 10 days and the low volatility environment was a particular headwind as compressed daily ranges and a lack of follow-through in markets, particularly in bonds, was a challenge. Volatility for the S&P 500 in 2017 was at its lowest level for a number of decades with an average daily range of 59 basis points in futures, about 41% of the longer-term level. However, low volatility was not confined to equities: volatility on the US Treasury note future also touched multi-decade lows.

Speculation around the economic policies of the new US administration was a key driver of markets early in the year. Expectations of fiscal stimulus had driven strong trends in markets after the US presidential election in late 2016, but investors became more cautious on President Trump’s ability to enact significant measures during the first quarter. After touching a multi- year high in early January, the USD declined, as investors unwound expectations that the Federal Reserve (“Fed”) may have to accelerate the pace of monetary tightening. The shift in rate expectations saw bond yields peak and reverse in March. At the same time, equities continued to advance, buoyed by positive corporate earnings, and generally favourable macroeconomic data. Losses from the reversals in currencies and bonds were somewhat offset by gains in equities producing a mixed quarter for the Fund.

(1)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative program (USD Share Class A) commenced in December 2000 and was incorporated as a Fund in January 2002. Return figures shown are net of fees and include interest (pro forma interest is included from December 2000 – April 2001, actual interest thereafter). Please note that due to different fee structures within ACL Alternative Fund, different share classes will have different returns. Some ACL Alternative Fund share classes may have generated a lower return than the ACL Alternative Fund USD Share Class A. Past results are not indicative of future results.

4

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Investment Manager’s Report (continued)

Fund performance to date (continued)

Market reversals and low volatility became more of a headwind for the Fund in Q2 as key events, such as the French presidential election, produced outcomes favourable for global equities but contributed to the general environment of range trading and low volatility. Although there was a notable pick-up in geopolitical risk as the US launched a missile attack on Syria and as North Korea repeatedly conducted tests of ballistic missiles, the market impact of these events was relatively short-lived. Macroeconomic developments also contributed to a favourable backdrop for risk assets and low volatility. While US economic data was strong enough to encourage the Fed to continue on its path of raising rates, inflation remained muted and this goldilocks scenario allowed the monetary tightening to be gradual. Growth outside the US started to pick up, and the major impact of this was felt on the USD, which weakened further as US yield differentials over other economies reduced somewhat.

The USD reversal was a key driver of the difficult performance in Q2 but this was compounded by reversals and range-trading in other markets. Fixed income markets remained choppy as eurozone bonds corrected on upbeat comments from European Central Bank (“ECB”) President Mario Draghi, who highlighted that the eurozone economic recovery was strengthening. Metals were choppy in a broad range and although energy prices declined, crude oil oscillated sharply, torn between rising US output and signs of stronger demand. Soft commodities and grains were difficult in June as the US Department of Agriculture (“USDA”) report released at the end of June triggered reversals in soybeans, corn and wheat, producing losses for Trendfollowing managers in particular. USD Share Class A was down -8.96% as of the end of June(1).

Performance picked up strongly in the second half of the year as USD Share Class A delivered a return of +12.66% between July and December(1). Global economic conditions continued to show further improvement. Eurozone economic growth accelerated, prompting the ECB to signal a tapering of asset purchases in 2018. A surprise rate increase from the Bank of Canada and hawkish comments from the Bank of England also contributed to a general sense that growth was picking up strongly, which underpinned the global equity rally. This trend provided a strong opportunity for Trendfollowing managers and was augmented by trends in other markets. In July and August base metals and bonds rallied, and later in the year the trends rotated to energy markets with crude oil experiencing a sustained uptrend. At the same time, the performance of non-Trendfollowing managers improved. While the low volatility environment persisted, and continued to be difficult for Short-term managers, Value, Global Macro and FX managers contributed positively over the period with spread trading by Value managers, in particular, contributing to overall positive performance.

At the manager level, while the overall level of dispersion across managers was below the longer-term average, we saw divergent performance between managers within each of the trading styles. While the strongest performing managers were in Trendfollowing, there was also strong performance from individual managers in Global Macro and Value.

In terms of strategy and manager allocations, we maintained the Fund’s risk allocation to Trendfollowing strategies at 50-60% through the year with the balance allocated to uncorrelated non-Trendfollowing strategies. During the year, two Short-term managers were removed and one Global Macro and one Trendfollowing manager were added. The Fund allocates to 22 managers as of 31st December 2017.

(1)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative program (USD Share Class A) commenced in December 2000 and was incorporated as a Fund in January 2002. Return figures shown are net of fees and include interest (pro forma interest is included from December 2000 – April 2001, actual interest thereafter). Please note that due to different fee structures within ACL Alternative Fund, different share classes will have different returns. Some ACL Alternative Fund share classes may have generated a lower return than the ACL Alternative Fund USD Share Class A. Past results are not indicative of future results.

5

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Investment Manager’s Report (continued)

Fund performance to date (continued)

The Fund’s USD Share Class A has delivered total cumulative returns of +259.46% since inception, versus +185.10% for the S&P 500 Total Return Index and +122.05% for the SG CTA Index(2) over the same time frame.

Abbey Capital Limited – Investment Manager

As we have in every year over the last seventeen years, we continued to invest in our infrastructure and team, adding to our headcount in Research and Markets and we expanded our head office premises in Dublin. In developing our business and product offering our objective is to deliver strong investment returns(2) over the long term and to provide real value and excellent client service to investors.

The first half of 2017 was a frustrating period for investors in managed futures as performance was challenging while returns in equities were strong. At such times it was natural to question the benefit of having a diversifying strategy like managed futures in a portfolio. However, the notable pick-up in performance in the second half of 2017 highlights how quickly the market environment can change and how this can translate into positive performance. We would like to thank all of our investors for your ongoing support and commitment to the asset class during the drawdown.

From our perspective, we continue to maintain a conviction in the merit of managed futures investing and this is reflected in our own investment portfolios. We are committed to being a specialist in multi-manager managed futures investing and believe the case for managed futures within a diversified portfolio remains strong. Looking ahead to 2018 we remain optimistic on the outlook for managed futures and the Fund.

Abbey Capital Limited

January 2018

(2)	The ACL Alternative Fund is a segregated account of ACL Alternative Fund SAC Limited. The ACL Alternative program commenced in December 2000 and was incorporated as a Fund (USD Share Class A) in January 2002. Return figures shown are net of fees and include interest (pro forma interest is included from December 2000 – April 2001, actual interest thereafter). The above is shown for illustrative purposes only. None of the funds managed by Abbey Capital Limited are benchmarked against any index. Please note that due to different fee structures within the ACL Alternative Fund, different share classes will have different returns. Some ACL Alternative Fund share classes may have generated a lower return than the ACL Alternative Fund USD Share Class A. Past results are not indicative of future results.

(3)	Investing in managed futures is not suitable for all investors given its speculative nature and the high level of risk involved. For further information about the potential risks associated with an investment in the fund please refer to the “Risk Factors” set out in the private placement memorandum of the fund.

6

KPMG
Audit
1 Harbourmaster Place
IFSC
Dublin 1
DOl F6F5
Ireland

Independent Auditors Report to the Shareholders of ACL Alternative Fund Limited

1 Report on the audit of the financial statements

Opinion

We have audited the financial statements of ACL Alternative Fund Limited (“the Fund”) for the year ended 31 December 2017 set out on pages 11 to 46, which comprise the Statement of Assets and Liabilities, Condensed Schedule of Investments, the Statement of Operations and the Statement of Changes in Net Assets for the year then ended and related notes, including the summary of significant accounting policies set out in note 2.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as at 31 December 2017 and its financial performance and cash flows for the year then ended, in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (ISAs). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Fund in accordance with the International Ethics Standards Board for Accountants’ Code of Ethics for Professional Accountants (IESBA Code) together with the ethical requirements that are relevant to our audit of the . financial statements in Ireland, and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Key audit matters

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the financial statements of the current period. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

In arriving at our audit opinion above, the key audit matters in descending order of audit significance were as follows:

Valuation of investment in short term deposits US$1,493,146,999

Refer to page 23 (accounting policy) and pages 24 to 25 (financial disclosures)

The key audit matter

The Fund’s Investments in Short Term deposits makes up 56.71 % of total assets (by value) of the Fund. We do not consider these investments to be at high risk of significant misstatement, or to be subject to a significant level of judgement, because they comprise liquid investments. However, due to their materiality in the context of the financial statements as a whole, they are considered of most significance in the audit of the financial statements.

How the matter was addressed in our audit

Our procedures included, but were not limited to:

documenting the processes in place to record investment transactions and to value the portfolio and assessing the design and implementation of controls relevant to the valuation of investments. agreeing the valuation of 100% of the investments to confirmations independently received from third party counterparties.

KPMG, an Irish partnership and a member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG Internationl”), a Swiss entity

Independent Auditors Report to the Shareholders of ACL Alternative Fund Limited (continued)

No material misstatements were noted as part of our testing.

Valuation of derivatives. Assets: US$290,328,663. Liabilities: US$208,696,847

Refer to page 23 (accounting policy) and pages 34 to 47 (financial instruments)

The key audit matter

As a consequence of the Fund’s investment strategy the Fund has a significant exposure to both long and short exchange traded derivatives and foreign exchange contracts having a market exposure of US$81,631,816. We do not consider the valuation of these derivatives to be complex. However due to the large number of open positions and their materiality in the context of the financial statements as a whole they are considered of most significance to the audit of the financial statements.

How the matter was addressed in our audit

Our procedures included, but were not limited to:

●	documenting the processes in place to record derivative transactions and to value the portfolio and assessing the design and implementation of controls relevant to the valuation of investments.

●	recalculation of the fair value of 100% of derivative instruments based on third party market information such as Bloomberg; and

●	consideration of the adequacy of related disclosures.

We found that valuations of derivatives and the related disclosures were appropriate.

Other information

Management is responsible for preparation of other information accompanying the financial statements. The other information comprises the Investment Manager’s report, Remuneration Policy information and additional information for qualified investors in Switzerland.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion on that information.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether that information is materially inconsistent with the financial misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

2 Respective responsibilities and restrictions on use

Responsibilities of the Directors and those charged with governance for the Financial Statements

The Directors are responsible for the preparation and fair presentation of the financial statements in accordance with applicable law and U.S. GAAP, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Independent Auditors Report to the Shareholders of ACL Alternative Fund Limited (continued)

In preparing the financial statements, the Directors are responsible for assessing the Fund’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the Directors either intend to liquidate the Fund or to cease operations, or have no realistic alternative but to do so.

Those charged with governance are responsible for overseeing the Fund’s financial reporting process.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with lSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

Further details relating to our work as auditor is set out in the Scope of Responsibilities Statement contained in the appendix of this report, which is to be read as an integral part of our report.

Our report is made solely to the Fund’s Shareholders as a body, in accordance with the terms of our engagement. Our audit work has been undertaken so that we might state to the Shareholders those matters we are required to state to them in an auditor’s report and for no other purpose. We do not accept or assume responsibilities to anyone other than the Shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

The engagement partner on the audit resulting in this independent auditor’s report is Brian Clavin.

KPMG	6 March 2018
Chartered Accountants, Statutory Audit Firm
1 Harbourmaster Place
IFSC
Dublin 1
Ireland

Independent Auditors Report to the Shareholders of ACL Alternative Fund Limited (continued)

Appendix to the Independent Auditor’s Report

Further information regarding the scope of our responsibilities as auditor

As part of an audit in accordance with ISAs, we exercise professional judgment and maintain professional scepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the Directors.

●	Conclude on the appropriateness of the Directors’ use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Fund’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Fund to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor’s report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Condensed Schedule of Investments

Short Term Deposits	Fair Value US$	% of Net Asset Value
ABN AMRO, January 2, 2018, 1.25%	177,256,981	7.55%
Bank of Montreal, January 2, 2018, 1.13%	177,208,442	7.55%
Mizuho Corporate Bank, January 2, 2018, 1.43%	177,168,614	7.54%
BNP Paribas, January 2, 2018, 1.36%	176,751,500	7.53%
DZ Bank, January 2, 2018, 1.43%	176,514,274	7.52%
DNB ASA, January 2, 2018, 1.38%	176,067,906	7.50%
Danske Bank, January 2, 2018, 1.41%	162,983,165	6.94%
NBC, January 2, 2018, 1.30%	129,027,852	5.49%
Bank of Tokyo, January 2, 2018, 1.19%	109,493,265	4.66%
Sumitomo Mitsui Trust Bank, January 2, 2018, 1.31%	30,675,000	1.30%

Total Short Term Deposits
(cost: US$1,492,697,125)	1,493,146,999	63.58%

Purchased Option Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Feb18)	1,500	1,800,000	0.08%
Various Interest Rate Futures Contracts (Jun-Dec18)	25,355	11,022,069	0.47%

Total Purchased Option Contracts
(cost: US$4,987,247)	26,855	12,822,069	0.55%

Sold Option Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Interest Rate Futures Contracts (Dec18)	(25,355)	(4,269,719)	(0.18%)

Total Sold Option Contracts
(cost: (US$2,372,575))	(25,355)	(4,269,719)	(0.18%)

Investments in Long Futures Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Jan-Mar18)	9,783	10,960,930	0.47%
Various Energy Futures Contracts (Jan18-Nov19)	17,168	49,064,689	2.09%
Various Grains Futures Contracts (Feb18-Mar19)	6,563	(1,957,946)	(0.09%)
Various Index Futures Contracts (Jan18-Dec21)	38,978	12,656,841	0.54%
Various Non-Equity Index Contracts (Jan 18)	17	83,373	0.00%
Various Interest Rate Futures Contracts (Mar18-Jun21)	49,404	(781,214)	(0.03%)
Various Financial Futures Contracts (Mar18)	28,757	(24,404,384)	(1.04%)
Various Meat Futures Contracts (Jan-Jun18)	1,581	(1,291,192)	(0.05%)
Various Metal Futures Contracts (Jan18-Apr19)	17,151	62,230,765	2.65%
Various Industrial Futures Contracts (Jan-Jun18)	127	184,806	0.01%
Various Tropical Futures Contracts (Mar-Dec18)	3,253	9,164,778	0.39%

Total Long Futures Contracts	172,782	115,911,446	4.94%

11

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Condensed Schedule of Investments (continued)

Investment in Short Futures Contracts	No. of contracts	Fair Value US$	% of Net Asset Value
Various Currency Futures Contracts (Jan-Mar18)	(10,466)	(7,454,852)	(0.32%)
Various Energy Futures Contracts (Jan18-Jan19)	(10,986)	(19,842,350)	(0.84%)
Various Grains Futures Contracts (Jan-Dec18)	(38,575)	5,271,893	0.22%
Various Index Futures Contracts (Jan-Apr18)	(5,687)	(1,293,233)	(0.06%)
Various Interest Rate Contracts (Mar18-Dec20)	(67,787)	10,081,030	0.43%
Various Financial Contracts (Mar18)	(28,758)	8,854,296	0.38%
Various Meat Futures Contracts (Feb-Jun18)	(1,113)	(216,163)	(0.01%)
Various Metal Futures Contracts (Jan-Jul18)	(9,922)	(51,592,284)	(2.20%)
Various Industrial Futures Contracts (May18)	(9)	(256)	(0.00%)
Various Tropical Futures Contracts (Mar18)	(165)	(64,023)	(0.00%)

Total Short Futures Contracts	(173,468)	(56,255,942)	(2.40%)

Investments in Long Forward Foreign Exchange Contracts	Fair Value US$	% of Net Asset Value
Various Forward Foreign Exchange Contracts	77,358,137	3.29%

Total Long Forward Foreign Exchange Contracts	77,358,137	3.29%

Investments in Short Forward Foreign Exchange Contacts	Fair Value US$	% of Net Asset Value
Various Forward Foreign Exchange Contracts	(63,934,175)	(2.72%)

Total Short Forward Foreign Exchange Contracts	(63,934,175)	(2.72%)

Net unrealized gains on Futures, Options and Forward Contracts	81,631,816	3.48%

Other Net Assets and Liabilities	773,604,883	32.94%

Net assets	2,348,383,698	100.00%

12

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Statement of Assets and Liabilities

Assets	December 31, 2017 US$
Investments in Short Term deposits (Note 3)	1,493,146,999
Derivative & foreign exchange contracts, at fair value (Note 3,7)	290,328,663
Cash and cash equivalents	168,280,606
Due from broker	681,198,117

Total Assets	2,632,954,385

Liabilities
Derivative & foreign exchange contracts, at fair value (Note 3,7)	208,696,847
Depreciation deposits / Equalization credits (Note 4)	35,198,687
Subscriptions received in advance	21,018,965
Redemptions payable (Note 2)	11,919,356
Fees payable (Note 4)	7,736,832

Total Liabilities	284,570,687

Net Assets	2,348,383,698

Analysis of Net Assets
Paid-in capital (Note 6)	2,133,977,803
Distributable earnings	214,405,895
Net Assets	2,348,383,698

NAV Information & Shares in Issue
Share Class	NAV per Share		Shares in issue
USD Share Class A		$300.67	5,196,166
USD Share Class B		$175.83	1,658,865
USD Share Class C		$104.16	52,668
USD Share Class D		$132.37	81,624
USD Share Class E		$126.84	321,675
Euro Hedged Share Class A		€209.34	398,188
Euro Hedged Share Class B		€117.07	387,209
Euro Hedged Share Class C		€109.40	1,051
GBP Hedged Share Class A		£118.82	1,476,342
GBP Hedged Share Class B		£193.26	6,316
GBP Hedged Share Class C		£99.00	4,274
CHF Hedged Share Class A	CHF	90.30	27,807
CHF Hedged Share Class B	CHF	112.41	33,051
CHF Hedged Share Class C	CHF	93.03	1,326
JPY Hedged Share Class B		¥10,292	202,949
JPY Hedged Share Class D		¥10,607	193,319

The accompanying notes are an integral part of these Financial Statements.

13

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Statement of Assets and Liabilities (continued)

These Financial Statements were approved by the Board of Directors and signed on their behalf by:

Director	Director

Date: March 06, 2018

 14

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Statement of Operations

For the year January 1 to December 31, 2017 US$
Investment income
Interest income (Note 2)	17,550,721

Expenses
Investment manager management fees (Note 4)	(19,131,986)
Trading advisors’ management fees (Note 4)	(14,991,478)
Trading advisors’ incentive fees (Note 4)	(2,167,582)
Administration fees (Note 4)	(1,979,925)
Depositary fees (Note 4)	(414,000)
Audit & Tax fees (Note 4)	(225,833)
Legal & other professional fees (Note 4)	(212,545)
Registrar & transfer agent fees (Note 4)	(150,000)
Directors’ fees (Note 4)	(17,500)

Total expenses	(39,290,849)

Net investment loss	(21,740,128)

Net realized gain on:
Investments in derivative contracts and foreign currency (Note 9)	83,274,632

Net change in unrealized gain on:
Investments in derivative contracts and foreign currency (Note 9)	23,131,501

Net gain from investments in derivative contracts and foreign currency	106,406,133

Net increase in net assets resulting from Operations	84,666,005

The accompanying notes are an integral part of these Financial Statements.

These Financial Statements were approved by the Board of Directors and signed on their behalf by

Director	Director

Date: March 06, 2018

 15

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Statement of Changes in Net Assets

December 31, 2017 US$
Operations
Net investment loss for the year	(21,740,128)

Net realized gain from
Investments in derivative contracts and foreign exchange	83,274,632

Net change in unrealized gain on
Investments in derivative contracts and foreign exchange	23,131,501

Net increase in net assets resulting from operations	84,666,005

Capital share transactions
Proceeds on issue of shares (Note 6)	290,244,371
Paid on redemption of shares (Note 6)	(504,610,092)
Depreciation deposits applied (Note 4)	210,572

Net decrease in net assets resulting from capital share transactions	(214,155,149)

Net decrease in net assets	(129,489,144)

Net Assets
Beginning of the year	2,477,872,842

End of Year	2,348,383,698

The accompanying notes are an integral part of these Financial Statements.

 16

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Financial Highlights

The following tables include selected data for each Share Class outstanding at each month end throughout the year and other performance information derived from the Financial Statements. The per share amounts which are shown reflect the income and expenses of the Fund.

Share Class	USD Share Class A	USD Share Class B	USD Share Class C	USD Share Class D	USD Share Class E
Currency	USD	USD	USD	USD	USD
Net investment gain/(loss)	(2.50)	(1.88)	(2.11)	(2.05)	(2.27)

Net realized & unrealized gain/(loss) on investments	10.04	5.86	3.44	4.39	4.19
Net increase/(decrease) in Net Asset Value per Share*	7.54	3.98	1.33	2.34	1.92

Net Asset Value per share:
Beginning of year	293.13	171.85	102.83	130.03	124.92
End of year	300.67	175.83	104.16	132.37	126.84

Total return before Trading Advisor incentive fees	2.66%	2.41%	1.38%	1.89%	1.63%
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net return	2.57%	2.32%	1.29%	1.80%	1.54%

Expenses to average net assets before Trading	(1.52%)	(1.77%)	(2.77%)	(2.27%)	(2.52%)
Advisor incentive fees Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net expenses**	(1.61%)	(1.86%)	(2.86%)	(2.36%)	(2.61%)

Net investment loss before Trading Advisor incentive fees	(0.77%)	(1.02%)	(2.02%)	(1.52%)	(1.77%)
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net investment (loss)	(0.86%)	(1.11%)	(2.11%)	(1.61%)	(1.86%)

Net assets, end of year in USD	1,562,309,406	291,672,135	5,485,882	10,804,479	40,801,692

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

17

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Financial Highlights (continued)

Share Class	GBP Hedged Share Class A	GBP Hedged Share Class B	GBP Hedged Share Class C	Euro Hedged Share Class A	Euro Hedged Share Class B
Currency	GBP	GBP	GBP	EUR	EUR
Net investment gain/(loss)	(1.00)	(2.07)	(2.02)	(1.76)	(1.26)

Net realized & unrealized gain/(loss) on investments	2.80	4.52	2.28	3.01	1.71
Net increase/(decrease) in Net Asset Value per Share*	1.80	2.45	0.26	1.25	0.45

Net Asset Value per share:
Beginning of year	117.02	190.81	98.74	208.09	116.62
End of year	118.82	193.26	99.00	209.34	117.07

Total return before Trading Advisor incentive fees	1.63%	1.37%	0.35%	0.69%	0.48%
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net return	1.54%	1.28%	0.26%	0.60%	0.39%

Expenses to average net assets before Trading Advisor incentive fees	(1.52%)	(1.77%)	(2.77%)	(1.52%)	(1.77%)
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net expenses**	(1.61%)	(1.86%)	(2.86%)	(1.61%)	(1.86%)

Net investment loss before Trading Advisor incentive fees	(0.77%)	(1.02%)	(2.02%)	(0.77%)	(1.02%)
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net investment (loss)	(0.86%)	(1.11%)	(2.11%)	(0.86%)	(1.11%)

Net assets, end of year in USD	237,119,831	1,649,897	571,985	100,117,744	54,444,448

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

18

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Financial Highlights (continued)

Share Class	EUR Hedged Share Class C	CHF Hedged Share Class A	CHF Hedged Share Class B	CHF Hedged Share Class C
Currency	EUR	CHF	CHF	CHF
Net investment gain/(loss)	(2.23)	(0.77)	(1.21)	(1.91)

Net realized & unrealized gain/(loss) on investments	1.55	0.84	1.18	0.94
Net increase/(decrease) in Net Asset Value per Share*	(0.68)	0.07	(0.03)	(0.97)

Net Asset Value per share:
Beginning of year	110.08	90.23	112.44	94.00
End of year	109.40	90.30	112.41	93.03

Total return before Trading Advisor incentive fees	(0.53%)	0.17%	0.06%	(0.94%)
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net return	(0.62%)	0.08%	(0.03%)	(1.03%)

Expenses to average net assets before Trading	(2.77%)	(1.52%)	(1.77%)	(2.77%)
Advisor incentive fees
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net expenses**	(2.86%)	(1.61%)	(1.86%)	(2.86%)

Net investment loss before Trading Advisor incentive fees	(2.02%)	(0.77%)	(1.02%)	(2.02%)
Trading Advisor incentive fees	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total net investment (loss)	(2.11%)	(0.86%)	(1.11%)	(2.11%)

Net assets, end of year in USD	138,056	2,576,815	3,812,433	126,576

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

19

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Financial Highlights (continued)

Share Class	JPY Hedged Share Class B	JPY Hedged Share Class D
Currency	JPY	JPY
Net investment gain/(loss)	(111)	(166)

Net realized & unrealized gain/(loss) on investments	170	183
Net increase/(decrease) in Net Asset Value per Share*	59	17

Net Asset Value per share:
Beginning of year	10,233	10,590
End of year	10,292	10,607

Total return before Trading Advisor incentive fees	0.67%	0.25%
Trading Advisor incentive fees	(0.09%)	(0.09%)
Total net return	0.58%	0.16%

Expenses to average net assets before Trading	(1.77%)	(2.27%)
Advisor incentive fees Trading Advisor incentive fees	(0.09%)	(0.09%)
Total net expenses**	(1.86%)	(2.36%)

Net investment loss before
Trading Advisor incentive fees	(1.02%)	(1.52%)
Trading Advisor incentive fees	(0.09%)	(0.09%)
Total net investment (loss)	(1.11%)	(1.61%)

Net assets, end of year in USD	18,545,581	18,206,738

*	Calculated based on the average number of shares outstanding during the year.

**	As set out in Note 4 to these Financial Statements, the Fund does not pay fees and expenses directly. All fees and expenses of the Fund are distributed to and paid by each Trading Fund based on the Fund’s holding in each Trading Fund.

The accompanying notes are an integral part of these Financial Statements.

20

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements

1.	The Fund and its activities

The ACL Alternative Fund (the “Fund”) is a segregated account of ACL Alternative Fund SAC Limited (the “Company”). The Company is an open-ended investment fund, located in Bermuda with variable capital and limited liability. The Company was incorporated on January 4, 2002.

The Company commenced operating as a Segregated Accounts Company on May 18, 2009 following its restructure under the Segregated Account Companies Act 2000 of Bermuda, as amended (the “Act”). As a result of this restructure, the Company created segregated accounts, including the Fund and the Trading Funds. As segregated accounts, the assets and liabilities of each segregated account are segregated, which means the assets of each segregated account are available to meet the liabilities to creditors in respect of that segregated account only and will be protected from creditors of the Company or the Company’s other segregated accounts(4).

Investors may invest in the Fund directly or via one of the feeder funds, namely Abbey Capital Multi-Manager Fund Limited, Abbey Capital ACL Alternative Fund, Abbey Capital Daily Futures Fund Limited, ACL Global Fund or Abbey Global, LP. The investment objective of the Fund is to achieve long term capital appreciation for its Shareholders.

As at December 31, 2017 the Fund allocates in excess of 65% of its assets to 22 Trading Funds, each Trading Fund being a segregated account of the Company. Appointed Trading Advisors are given a power of attorney to trade on behalf of a Trading Fund through a managed account in the Trading Fund’s name held with one of the Trading Fund’s principal brokers. Through its allocation of assets to the Trading Funds, the Fund operates as a multi-advisor fund. As at December 31, 2017, the ACL Alternative Fund allocated to 22 underlying managers.

The Fund is one of two segregated accounts which are open to investors and which invest in the Trading Funds.

The Fund has created five Share Classes, a USD Share Class, a GBP Hedged Share Class, a Euro Hedged Share Class, a CHF Hedged Share Class and a Yen Hedged Share Class each of which is subdivided into a number of sub-classes of which sixteen are currently in issue; a USD Share Class A, a USD Share Class B, a USD Share Class C, a USD Share Class D, a USD Share Class E, a Euro Hedged Share Class A, a Euro Hedged Share Class B, a Euro Hedged Share Class C, a GBP Hedged Share Class A, a GBP Hedged Share Class B, a GBP Hedged Share Class C, a CHF Hedged Share Class A, a CHF Hedged Share Class B, a CHF Hedged Share Class C, a JPY Hedged Share Class B and a JPY Hedged Share Class D. The USD Share Class A, Euro Hedged Share Class A and GBP Hedged Share Class A are listed on the Irish Stock Exchange. The functional currency is the United States Dollar (USD).

Abbey Capital Limited has been appointed to act as Investment Manager of the Company and each Fund pursuant to the Investment Manager Agreement. Subject to the overall supervision of the Directors and to each Fund’s investment objectives, policies and restrictions, the Investment Manager will have discretion to manage the investment and re-investment of each Fund’s assets.

(4)	The provisions of the Act have not yet been tested by a court.

21

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

2.	Significant accounting policies

These financial statements are presented using the United States Dollar (USD) as the functional currency and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is considered an Investment Company under US GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies (“ASC 946”). The significant policies adopted by the Fund are as follows;

Estimates and assumptions

The preparation of Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts and disclosures in the Financial Statements and accompanying notes. Actual amounts could differ from these estimates.

Investments through Trading Funds

The Fund’s allocated share of the underlying investments of each Trading Fund are included on a look through basis in the Statement of Assets and Liabilities at fair value. The allocated share of the realised and change in unrealised gain/(loss) and expenses are included in the Statement of Operations.

Recognition of income

Interest income is accounted for on an accrual basis and recognized in the Statement of Operations.

Valuation of investments

The value of any security traded on a stock exchange is valued at the last reported trade quoted on such exchange or, if not available, at the mean between the exchange quoted bid and ask prices at the close of business. This equates to fair value as it represents the amount at which the security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale. Derivative instruments dealt on a market will be valued at the settlement price as of the date of valuation for such instruments on such markets as this equates to fair value.

In the event of no ready market value or counterparty quote being available, or if such valuation is not representative of the asset’s fair market value, the Administrator is entitled to use other generally recognized valuation principles in order to reach a proper valuation of that specific asset. These valuation techniques may involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

Realized gains and losses on investments are determined on a first-in first-out basis, except for futures where opening trades undertaken on the same day are netted prior to the application of first-in, first-out.

Cash and cash equivalents

Cash, including cash denominated in foreign currencies, represents cash deposits held at financial institutions. Cash equivalents include short-term highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original investments of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value.

22

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

Cash and cash equivalents (continued)

Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to counterparty risk as described in note 7.

Foreign currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current market value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund.

Options sold

When an option is sold, an amount equal to the premium received is recorded as an investment and is subsequently adjusted to the current market value of the option sold. Premiums received for the sale of options which expire unexercised are treated by the Fund on the expiration date as realized gains. If a sold call option is exercised, the premium received increases the Fund’s effective sales price of the security or foreign currency sold.

Short-term deposits

Short-term deposits are stated at amortized cost, which approximates fair value.

Forward currency contracts

The unrealized gain or loss on open forward currency contracts is calculated by reference to the difference between the contracted rate and the rate to close out the contract. Realized gains or losses include amounts on contracts which have been settled or offset by other contracts with the same counterparty.

The unrealized gains and losses as a result of marking these contracts to market at December 31, 2017 are included in the Statement of Assets and Liabilities. The change in market value of forward exchange contracts is included in the Statement of Operations.

Futures contracts

Initial margin deposits are made upon entering into futures contracts and are generally made in cash. During the year the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading.

Unrealized gains and losses are disclosed on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

23

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

2.	Significant accounting policies (continued)

Brokerage commissions

Brokerage commissions, including other trading expenses, are charged to realized and unrealized gains and losses as they are incurred to open a position, and an amount accrued for the close out of the position.

Redemptions payable

In accordance with FASB ASC Subtopic 480-10, Distinguishing Liabilities from Equity, a request for a redemption of shares by an investor is considered a mandatory redeemable financial instrument and shall be classified as a liability. Accordingly, requests for redemptions amounting to $11,205,000 were effective for January 2, 2018 have been reclassified to redemptions payable on the Statement of Assets and Liabilities. Further redemption amounts dealt in December 2017 totaling $714,356 remained payable to investors at year end.

3.	Fair value measurements

The Fund’s financial assets and liabilities carried at fair value have been classified for disclosure purposes, based on a hierarchy defined by FASB ASC 820, Fair Value Measurement.

The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3).

The three levels of the fair value hierarchy under ASC 820 are described below:

●	Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The table overleaf shows information about the Fund’s assets and liabilities measured at fair value as of December 31, 2017. All values shown are stated in USD.

Assets	Level 1	Level 2	Level 3	Balance as at December 31, 2017 Total
Investments in short term deposits	1,493,146,999	-	-	1,493,146,999
Investments in derivative contracts	212,970,526	-	-	212,970,526
Investments in foreign exchange contracts	-	77,358,137	-	77,358,137
Total Assets	1,706,117,525	77,358,137	-	1,783,475,662

24

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

3.	Fair value measurements (continued)

Liabilities	Level 1	Level 2	Level 3	Balance as at December 31, 2017 Total
Investments in derivative contracts	(144,762,672)	-	-	(144,762,672)
Investments in foreign exchange contracts	-	(63,934,175)	-	(63,934,175)

Total Liabilities	(144,762,672)	(63,934,175)	-	(208,696,847)

Total	1,561,354,853	13,423,962	-	1,574,778,815

There were no significant transfers between any of the levels of the fair value hierarchy during the year ended December 31, 2017. In addition, there were no Level 3 Assets or Liabilities held by the Fund as at December 31, 2017 or at any time during the year then ended.

4.	Fees and expenses

There are no class specific expenses except where in the interests of seeking the optimal protection of a shareholder’s investment, the Fund may engage in foreign exchange hedging transactions for the Euro Hedged Share Class A, the Euro Hedged Share Class B, the Euro Hedged Share Class C, the GBP Hedged Share Class A, the GBP Hedged Share Class B, the GBP Hedged Share Class C, the CHF Hedged Share Class A, the CHF Hedged Share Class B, the CHF Hedged Share Class C, the JPY Hedged Share Class B or the JPY Hedged Share Class D (where profits, gains and losses, costs, income and expenditure consequent upon such hedging transactions are allocated to that class).

Management and incentive fees

The Fund does not pay management or incentive fees directly to the Investment Manager. Management Fees are calculated at the Fund level and then distributed to and paid by each Trading Fund based on the Fund holdings in the Trading Funds at month end.

The Management Fees paid to the Investment Manager are charged at the following annual rates based on the Net Asset Value of the Fund on each Dealing Day of each month, payable weekly or monthly in arrears at a rate of 0.75% (“A” Sub Classes), 1.00% (“B” Sub Classes), 2.00% (“C” Sub Classes), 1.50% (“D” Sub Classes) and 1.75% (“E” Sub Classes) per annum of the Net Asset Value of the Fund.

The Investment Manager is also entitled to an incentive fee for each calendar quarter equal to 7.5% (“A” Sub Classes), 10% (“B” Sub Classes), 10% (“C” Sub Classes), 10% (“D” Sub Classes) and 10% (“E” Sub Classes) of the Net New Investment Profit (as defined below) for the quarter. “Net New Investment Profit” means, the increase in the Fund’s Net Asset Value of the applicable share class outstanding in respect of each calendar quarter, prior to the deduction of the Investment Manager’s incentive fee, and subject to a high water mark.

25

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued)

Investment manager and trading advisor equalization

The incentive fee will be accrued and taken into account in the calculation of the Net Asset Value per Share on each Valuation Day. The incentive fee calculation in respect of the Fund is computed by operating an equalization accounting system so that each Share is charged an incentive fee that is based upon that Share’s performance. This structure is intended to reduce the impact on existing Shareholders of incentive fees attributable to capital contributed or withdrawn during a performance year, and allows that all Shares within the same Share class have the same Net Asset Value per Share.

Where an investor subscribes for Shares at a time when the Net Asset Value per Share is less than the high water mark then an adjustment is required to reduce inequalities that may otherwise result to the respective subscriber, to the other Shareholders of the Fund, or to the Investment Manager or Trading Advisor. The high water mark is the greater of (i) the highest Net Asset Value per Share on the last day of any calendar quarter and (ii) the initial issue price for the Shares, both adjusted to take into account any distributions made in the interim.

Where Shares are subscribed at a time when the Net Asset Value per Share is less than the high water mark, no incentive fee will be accrued for existing Shareholders until the high water mark has been recovered. New Shareholders will however, in effect, be required to pay an incentive fee with respect to any subsequent appreciation in the Net Asset Value per Share of those Shares until the high water mark has been achieved (the “Depreciation Deposit”). The Depreciation Deposit is payable if the Net Asset Value per Share increases up to the high water mark. The Depreciation Deposit is recorded on the Statement of Assets and Liabilities as a liability. This liability is reduced when the related incentive fee is paid to the Investment Manager and Trading Advisors.

During the year ended December 31, 2017, amounts of $295,181 were crystallized from the Depreciation Deposit account. As at December 31, 2017, the total amount of depreciation deposits payable to investors amounted to $35,186,031.

Where Shares (“Premium Shares”) are purchased at a time when the Net Asset Value per Share is greater than the high water mark, the prospective investor is required to pay an additional sum equal to the accrual then in place per Share in respect of the incentive fee (an “equalization credit”). The equalization credit is designed to ensure that all Shareholders have the same amount of capital at risk per Share.

The equalization credit may be returned to the investor in the form of shares providing the Net Asset Value per share remains above the high watermark at the end of a subsequent performance quarter.

To the extent that the Net Asset Value per share declines below the offer price, so the proportionate reduction in the equalization credit is returned to the investor. The equalization credit is recorded on the Statement of Assets and Liabilities as a liability. This liability is reduced when shares are returned to the investor. As at December 31, 2017 the equalization credits payable to investors amounted to $12,656.

The Trading Funds will pay to the external Trading Advisors of the Company’s other Segregated Accounts/Trading Funds an annual management fee based on the Trading Fund Equity before management fees and incentive fees payable monthly in arrears.

26

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued)

Investment manager and trading advisor equalization (continued)

The Company may increase/decrease the amount of Trading Funds and allocations thereto at its discretion and without Shareholder approval. Fees will range among the Trading Advisors from a minimum of 0% to a maximum of 2% per annum of each Trading Advisor’s allocated assets.

The Trading Funds will also pay to the Trading Advisors an incentive fee for each calendar month or quarter. Incentive Fees will range from 0% to a maximum of 25% of Net New Trading Advisor Profit (as defined below) for the month or quarter (the “Incentive Fee”). “Net New Trading Advisor Profit” means, with respect to any calendar month or quarter, any net profits (or losses) realized on all transactions closed out in the Trading Fund during the month or quarter (after deduction of brokerage commissions, exchange fees, NFA fees and give-up fees), but prior to the deduction of any fees charged by the Investment Manager, Administrator or Depositary for services to the Fund, plus:

(A) the change in net unrealized profits (or losses) on open positions in the Trading Fund as of the end of the quarter or preceding relevant calendar month versus the amount of such unrealized profits (or losses) on open positions in the Trading Fund as of the end of the preceding quarter or preceding relevant calendar month, minus

(B) the Management Fees for the calendar quarter or relevant calendar month (but not including any Incentive Fee) and minus

(C) any cumulative net realized and unrealized trading losses (including expenses) incurred in the Trading Fund since the last preceding calendar quarter or last preceding calendar month for which an Incentive Fee was payable. Trading Advisor management and incentive fees are not paid at the Fund level but by the individual Trading Funds.

Administration, registrar fees and transfer agency fees

The aggregate fees payable by the Fund to the Administrator, Registrar and Transfer Agent are calculated based on the Fund’s pro rata share of the Investment Managers’ total assets under administration with the Administrator on each Valuation day.

The effective fee rate is calculated as 14bp p.a. of the Net Asset Value of up to US$ 250 million, 12bp p.a. on the next US$ 250 million, 10bp p.a. on the next US$ 500 million, 8bp p.a. on the next US$ 500 million, 6bp p.a. on the next US$ 1.5 billion and 4bp p.a. thereafter. In addition, BNP Paribas Bank & Trust Cayman Limited receives $12,500 per month in relation to administration, registrar & transfer agency services.

These fees will accrue daily and will be paid monthly in arrears, by the Trading Funds. All of the fees specified in the foregoing paragraph above for administration, registrar and transfer agency services will be paid in aggregate by each Trading Fund from the account it maintains. The Fund will then be responsible for paying the individual fees due to the Administrator, and the Registrar and Transfer Agent.

Depositary fees

In accordance with the obligations under the Alternative Investment Fund Managers Directive, (“AIFMD”), the Investment Manager and the Directors of the Fund have appointed BNP Paribas Securities Services, Dublin branch (“Depositary”) as Depositary. The Depositary is responsible for overseeing the calculation of the value of the Shares of the Fund and ensuring that the value of the Shares of the Fund is calculated in accordance with the Fund’s Placement Memorandum, the Company’s Bye Laws, and Article 19 of AIFMD and is responsible for reporting any breach to the Central Bank of Ireland.

27

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

4.	Fees and expenses (continued)

Depositary fees (continued)

The fees payable by each Trading Fund to the Depositary in relation to Depositary services provided to the fund will be calculated as 1.75 bp p.a. of the Net Asset Value of the Fund, up to USD5.5 billion and 1.5 bp p.a. thereafter. These fees will accrue daily and will be paid monthly in arrears, by the Trading Funds. Depositary fees for the period were $414,000. As at 31 December 2017, the total Depositary fees payable were $75,110.

Director’s fees

The Trading Funds shall pay the Directors such annual remuneration for acting as Directors of the Company as the Directors may from time to time agree, provided however that the annual remuneration of the Directors shall not, in the aggregate, exceed $20,000. Mr. Carney does not receive any Directors’ fee. Such fees shall be paid in advance.

Fees payable

Fees payable by the Trading Funds as at December 31, 2017 were:

US$
Investment Manager management fees	1,424,731
Trading Advisor management fees	1,179,654
Trading Advisor incentive fees	4,305,182
Brokerage commissions and other fees	347,693
Audit & Tax fees	206,756
Administration fees	159,546
Depositary fees	75,110
Other professional fees	38,160

Total	7,736,832

5.	Taxation

At the present time, no income, profit or capital gains taxes are levied in Bermuda and, accordingly, no provision for such taxes has been recorded by the Fund. The Company has received from the Minister of Finance of Bermuda under the Exempted Undertakings Tax Protection Act 1966 an assurance that, in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income, or computed on any capital assets, gain or appreciation or any tax in the nature of estate duty or inheritance tax, the Company shall be exempt from all such taxes until March 31, 2035.

As an exempted mutual fund Company, the Company is liable to pay in Bermuda an annual government registration fee, at a current rate of $5,190 per annum, based upon the Company’s authorized share capital.

28

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

6.	Share Capital

Shares

Authorized and issued:

100 Founder Shares of US$0.01 each, having been issued for the purposes of incorporation or the Company.

Authorized and unissued:

100,000,000 redeemable shares of US$0.001 par value, which are available for issue in classes, each with a designated currency of issue.

In ACL Alternative Fund, Five Share Classes were authorized as at December 31, 2017 each of which is subdivided into a number of Sub-classes namely: a USD Share Class A, a USD Share Class B, a USD Share Class C, a USD Share Class D, a USD Share Class E, a Euro Hedged Share Class A, a Euro Hedged Share Class B, a Euro Hedged Share Class C, a Euro Hedged Share Class D, a GBP Hedged Share Class A, a GBP Hedged Share Class B, a GBP Hedged Share Class C, a GBP Hedged Share Class D, a JPY Hedged Share Class A, a JPY Hedged Share Class B, a JPY Hedged Share Class C, a JPY Hedged Share Class D, a CHF Hedged Share Class A, a CHF Hedged Share Class B, a CHF Hedged Share Class C and a CHF Hedged Share Class D.

As at December 31, 2017, shares have been issued in sixteen sub classes, namely the USD Share Class A, USD Share Class B, USD Share Class C, USD Share Class D, USD Share Class E, Euro Hedged Share Class A, Euro Hedged Share Class B, Euro Hedged Share Class C, GBP Hedged Share Class A, GBP Hedged Share Class B, GBP Hedged Share Class C, CHF Hedged Share Class A, CHF Hedged Share Class B, CHF Hedged Share Class C, JPY Hedged Share Class B and the JPY Hedged Share Class D.

Each Share is entitled to a vote.

Redeemable shares are offered on each business day. Applications are subject to a sales charge of up to 3% (payable to the Fund and/or its placement agents). Fractional shares may be issued.

Applications and redemptions received by 5.00 pm Irish time (12.00 pm EST or 6.00 pm CET) are processed the following business day. The right to redeem will be temporarily suspended during any year when the calculation of the Net Asset Value is suspended.

Income, expenses, realized and unrealized gains are allocated between Classes based on their relative net assets (with the exception of Class specific income and expenses, in particular the gains or losses arising on the Euro Hedged Share Class A, Euro Hedged Share Class B, Euro Hedged Share Class C, GBP Hedged Share Class A, GBP Hedged Share Class B, GBP Hedged Share Class C, CHF Hedged Share Class A, CHF Hedged Share Class B, CHF Hedged Share Class C, JPY Hedged Share Class B and the JPY Hedged Share Class D currency hedging transactions).

29

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

USD Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	5,556,430	5,556	1,266,678,177	1,266,683,733
Shares issued	587,954	588	166,697,748	166,698,336
Shares redeemed	(912,278)	(912)	(258,048,231)	(258,049,143)
Depreciation deposits applied	-	-	145,316	145,316

Balance at December 31, 2017	5,232,106	5,232	1,175,473,010	1,175,478,242
Shares to redeem (Jan 2, 2018)	(35,940)	(36)	(10,805,964)	(10,806,000)

Balance at December 31, 2017	5,196,166	5,196	1,164,667,046	1,164,672,242

USD Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	2,230,736	2,231	419,899,584	419,901,815
Shares issued	117,840	118	19,271,392	19,271,510
Shares redeemed	(687,442)	(688)	(112,946,822)	(112,947,510)
Depreciation deposits applied	-	-	22,490	22,490

Balance at December 31, 2017	1,661,134	1,661	326,246,644	326,248,305
Shares to redeem (Jan 2, 2018)	(2,269)	(2)	(398,998)	(399,000)

Balance at December 31, 2017	1,658,865	1,659	325,847,646	325,849,305

USD Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	84,181	84	18,098,044	18,098,128
Shares issued	-	-	-	-
Shares redeemed	(31,513)	(31)	(3,139,582)	(3,139,613)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	52,668	53	14,958,462	14,958,515

USD Share Class D	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	77,914	78	11,004,133	11,004,211
Shares issued	3,710	4	471,334	471,338
Shares redeemed	-	-	-	-
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	81,624	82	11,475,467	11,475,549

30

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

USD Share Class E	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	291,654	292	39,370,010	39,370,302
Shares issued	122,172	122	14,851,632	14,851,754
Shares redeemed	(92,151)	(92)	(11,071,368)	(11,071,460)
Depreciation deposits applied	-	-	12,881	12,881

Balance at December 31, 2017	321,675	322	43,163,155	43,163,477

Euro Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	469,943	471	79,004,927	79,005,398
Shares issued	51,692	51	11,721,214	11,721,265
Shares redeemed	(123,447)	(124)	(28,157,841)	(28,157,965)
Depreciation deposits applied	-	-	9,633	9,633

Balance at December 31, 2017	398,188	398	62,577,933	62,578,331

Euro Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	589,315	589	81,640,696	81,641,285
Shares issued	79,953	80	10,361,535	10,361,615
Shares redeemed	(282,059)	(282)	(34,431,065)	(34,431,347)
Depreciation deposits applied	-	-	5,560	5,560

Balance at December 31, 2017	387,209	387	57,576,726	57,577,113

Euro Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	1,882	2	10,710,081	10,710,083
Shares issued	-	-	-	-
Shares redeemed	(831)	(1)	(94,672)	(94,673)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	1,051	1	10,615,409	10,615,410

CHF Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	31,657	31	3,679,816	3,679,847
Shares issued	54,055	54	4,886,039	4,886,093
Shares redeemed	(57,905)	(57)	(5,023,541)	(5,023,598)
Depreciation deposits applied	-	-	1,213	1,213

Balance at December 31, 2017	27,807	28	3,543,527	3,543,555

31

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

CHF Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	117,086	115	21,063,024	21,063,139
Shares issued	3,533	5	389,056	389,061
Shares redeemed	(87,568)	(87)	(9,683,252)	(9,683,339)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	33,051	33	11,768,828	11,768,861

CHF Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	5,009	5	3,431,685	3,431,690
Shares issued	-	-	-	-
Shares redeemed	(3,683)	(4)	(341,961)	(341,965)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	1,326	1	3,089,724	3,089,725

GBP Hedged Share Class A	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	1,183,602	1,183	210,000,305	210,001,488
Shares issued	428,274	428	61,551,404	61,551,832
Shares redeemed	(135,534)	(135)	(19,637,966)	(19,638,101)
Depreciation deposits applied	-	-	13,210	13,210

Balance at December 31, 2017	1,476,342	1,476	251,926,953	251,928,429

GBP Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	22,178	21	11,375,542	11,375,563
Shares issued	185	1	41,566	41,567
Shares redeemed	(16,047)	(16)	(3,734,762)	(3,734,778)
Depreciation deposits applied	-	-	269	269

Balance at December 31, 2017	6,316	6	7,682,615	7,682,621

32

ACL Alternative Fund
A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

6.	Share Capital (continued)

GBP Hedged Share Class C	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	6,215	6	2,502,894	2,502,900
Shares issued	-	-	-	-
Shares redeemed	(1,941)	(2)	(246,597)	(246,599)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	4,274	4	2,256,297	2,256,301

JPY Hedged Share Class B	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	202,949	202	50,454,491	50,454,693
Shares issued	-	-	-	-
Shares redeemed	-	-	-	-
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	202,949	202	50,454,491	50,454,693

JPY Hedged Share Class D	Number of Shares	Share Capital	Share Premium	Total
Balance at December 31, 2016	268,387	267	119,208,411	119,208,678
Shares issued	-	-	-	-
Shares redeemed	(75,068)	(75)	(6,844,926)	(6,845,001)
Depreciation deposits applied	-	-	-	-

Balance at December 31, 2017	193,319	192	112,363,485	112,363,677

As at December 31, 2017, 4.18% of the USD Share Class A Shares were held by ACL Global Fund, 5.60% of the USD Share Class D Shares were held by Abbey Global, LP, 17.18% of the USD Share Class A Shares were held by Abbey Capital Multi-Manager Fund Limited, 21.94% of the USD Share Class B Shares were held by Abbey Capital Multi-Manager Fund Limited, 2.15% of the USD Share Class A Shares were held by Abbey Capital Daily Futures Fund Limited, 0.04% of the USD Share Class B Shares were held by Abbey Capital Daily Futures Fund Limited, 94.40% of the USD Share Class D Shares were held by Abbey Capital Daily Futures Fund Limited and 76.10% of the USD Share Class E Shares were held by Abbey Capital Daily Futures Fund Limited.

The Abbey Capital ACL Alternative Fund held the following holdings in the Fund as at December 31, 2017; 2.35% of the USD Share Class A, 0.41% of the USD Share Class B, 13.32% of the Euro Hedged Share Class A, 0.22% of the EUR Hedged Share Class B, 0.18% of the GBP Hedged Share Class A, 68.37% of the GBP Hedged Share Class B, and 98.39% of the CHF Hedged Share Class B.

33

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments

Asset allocation is determined by the Investment Manager who manages the distribution of assets to achieve the investment objectives. Divergence from target asset allocations and the composition of the portfolio is monitored by the Investment Manager. In instances where the portfolio has diverged from target asset allocations, the Investment Manager will rebalance to fall in line with the target asset allocations. The Investment Manager has developed a tiered investment risk management system incorporating both quantitative and qualitative risk measures to monitor and control the Fund’s exposure and whether the Fund’s investments are consistent with the Fund’s investment objectives, policies and limits as set out in the Fund’s constitutional documents and prospectus. This is achieved through the collation of information from the administrator and brokers on all trading, cash movements and subscriptions/redemptions, along with the risk limits and flags created by the Investment Committee, into the Investment Manager’s proprietary risk system.

The risk systems produce the required information to enable the Investment Committee to manage risk exposures, make timely and informed decisions, and enable the Risk Management unit to monitor the performance of the Fund. A range of daily reports are produced and these are monitored on a daily basis.

The Red Flag system is a tiered warning system in which colour coded flags are raised when a variety of metrics (described below) move within 75%, 90%, or 100% of previous highs/lows or pre-set levels.

Margin & FX Exposure Limits are monitored daily and the general rule is that the relationship with a Trading Advisor would be terminated immediately if these limits were breached. Margin & FX Exposure Limits for each Trading Advisor are outlined in the relevant Trading Advisor Agreement for each Trading Advisor. This system is monitored on a daily basis and the Investment Committee are immediately notified by the Risk Management unit if any of the limits outlined in the Fund’s constitutional and offering documents are breached, or other limits are breached.

Drawdown (a reduction in value relative to the previous highest valuation) is monitored daily and a relationship with a Trading Advisor would be immediately terminated if their Risk-Adjusted Drawdown Limit was breached.

Volatility for the Fund and for each Trading Advisor is monitored daily. Each Trading Advisor is assigned a target volatility by the Investment Committee. All changes in Trading Advisors’ target volatility are at the discretion of the Investment Committee and can be based on both quantitative and qualitative analysis.

The main risks arising from the Trading Fund’s financial instruments are as follows:

Market risk

Market risk represents the potential loss that can be caused by a change in the market value of the financial instruments. The Trading Funds’ exposure to market risk is determined by a number of factors including interest rates, foreign currency exchange and market volatility. Investments may be made in markets located in countries which are exposed to the risks of political change or years of political uncertainty which could adversely affect the market value.

34

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Counterparty risk

There is a risk that counterparties may not perform their obligations and that settlement of transactions may not occur. The U.S. Commodity Exchange Act, as amended (the “CEA”), requires a clearing broker to segregate all funds received from such broker’s customers in respect of futures (but not forwards) transactions from such broker’s proprietary funds. If any of the Trading Fund’s commodity brokers were not to do so to the full extent required by law, or in the event of a substantial default by one or more of such broker’s other customers, the assets of the Trading Fund might not be fully protected in the event of the bankruptcy of such broker. Furthermore, in the event of such a bankruptcy, the Trading Funds would be limited to recovering only a pro rata share of all available funds segregated on behalf of the affected commodity broker’s combined customer accounts, even though certain property specifically traceable to the Trading Funds (for example, United States Treasury bills or cash deposited by the Trading Funds with such broker) was held by such broker. Commodity broker bankruptcies have occurred in which customers were not able to recover from the broker’s estate the full amount of their funds on deposit with such broker and owing to them. The below table shows the short term credit rating of the Fund’s counterparties as at December 31, 2017:

Counterparty	S&P	Moody	Fitch
Deposit Banks
Bank of Montreal	A-1	P-1	F1
Mizuho Bank, Ltd	A-1	P-1	NA
BNP Paribas Securities Services, Dublin Branch	A-1	P-1	F1
DNB Bank ASA	A-1	P-1	NA
Bank of Tokyo-Mitsubushi UFJ Ltd	A-1	P-1	NA
DZ Bank AG	A-1	P-1	F1
National Bank of Canada	A-1	P-1	NA
Sumitomo Mitsui Trust Bank Ltd	A-1	P-1	NA
Danske Bank	A-1	P-1	F1
ABN Amro Nederland NV	A-1	P-1	F1

FCM and Prime Broker
Credit Suisse International	A-1	P-1	F1
Deutsche Bank	A-2	P-2	F2
JPMorgan Securities Limited	A-2	P-2	NA
SG Americas Securities, LLC	A-1	P-1	F1
Bank of America N.A.	A-2	P-2	F1
UBS A.G.	A-1	P-1	F1
Depositary and Custodian
BNP Paribas Securities Services, Dublin Branch	A-1	P-1	F1
Bank of New York Mellon	A-1	P-1	NA

35

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Counterparty risk (continued)

As at December 31, 2017, cash required to be held as margin with the brokers amounted to US$524,122,273. The remaining cash held with the brokers is excess margin.

Commodity broker bankruptcies are not insured by any governmental agency, and investors would not have the benefit of any protection such as that afforded customers of bankrupt securities broker-dealers by the U.S. Securities Investors Protection Corporation. In respect of its forward trading, the Trading Funds will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the principals or agents with or through which the Trading Funds trade. Any failure or refusal to discharge their contractual obligations by the counterparties with which the Trading Funds deal on the forward markets, whether due to insolvency, bankruptcy or other causes, could subject the Fund to substantial losses.

The Trading Funds will not be excused from performance under any forward contracts into which it has entered due to defaults under other forward contracts which in the Investment Manager’s strategy were to have substantially “covered” the former. The Trading Funds deal in the forward markets only with major financial institution counterparties which the Investment Manager considers to be creditworthy. However, defaults have occurred in the forward markets, and the risk of such defaults cannot be eliminated from the Trading Funds’ trading markets, whether due to insolvency, bankruptcy or other causes, could subject the Fund to substantial losses.

The Company, on behalf of the Trading Funds, enters into forward contracts with counterparties. Forward contracts are traded in unregulated markets between principals, and consequently the Trading Funds assume a credit risk on these contracts.

Off balance sheet risk/derivative risk

An off balance sheet market risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected on the Trading Funds’ Statement of Assets and Liabilities. Off balance sheet risk exists, among other situations, when the collateral received by the Trading Funds from counterparties to an agreement with the Company on behalf of the Trading Funds proves to be insufficient to cover the Trading Funds’ losses resulting from default by the counterparties of its obligation to perform under the agreement. Futures contracts and forward contracts expose the Trading Funds to a market risk equal to the value of the contracts purchased.

As at December 31, 2017, the volume of the Fund’s derivative activities based on their notional amounts and number of contracts are as follows:

	Long exposure		Short exposure
Primary underlying risk	Notional amount US$’000	No. of contracts	Notional amount US$’000	No. of contracts
Forward
Forward contracts	1,861,102	226	1,273,667	226
Futures contracts	903,970	9,783	845,868	10,466
Option contracts*	-	1,500	-	-

Commodity price
Futures contracts	2,865,885	45,843	2,270,316	60,770

36

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Off balance sheet risk/derivative risk (continued)

	Long exposure		Short exposure
Primary underlying risk	Notional amount US$’000	No. of contracts	Notional amount US$’000	No. of contracts
Bond price
Futures contracts	5,470,085	28,757	3,871,189	28,758

Interest rate price
Futures contracts	15,571,855	49,404	17,828,258	67,787
Options contracts*	-	25,355	-	25,355

Equity price
Futures contracts	3,053,050	38,995	270,871	5,687

*	The Fund’s exposure to option contracts is stated based on a 0.5 Delta. The actual position will vary over time and a stated position may overestimate or underestimate the true Delta. For this reason, only the number of option contracts held has been provided.

The fair value of derivative contracts at December 31, 2017, categorized by primary underlying risk and the impact on the Statement of Changes for the year ended December 31, 2017, is as follows:

Primary underlying risk	Asset Derivatives Fair Value	Liability Derivatives Fair Value	Realized Gain / (Loss)	Change in Unrealized Gain /(Loss)
	US$	US$	US$	US$
Foreign exchange price
Forward contracts	77,358,137	(63,934,175)	(84,671,153)	13,548,021
Futures contracts	13,570,084	(10,064,008)	(27,685,820)	(2,928,754)
Option contracts	1,800,000	-	(10,703,202)	925,149

Commodity price
Futures contracts	134,306,676	(83,353,958)	(107,978,284)	26,769,343
Options contracts	-	-	(5,268,899)	1,445,450

Bond price
Futures contracts	14,502,029	(30,052,117)	(88,155,602)	(7,276,209)
Options contracts	-	-	(6,709,028)	695,200

Interest rate price
Futures contracts	12,506,448	(3,123,258)	(12,166,768)	(6,328,923)
Option Contracts	11,022,069	(4,269,719)	(3,241,997)	2,553,465

Equity price
Futures contracts	25,263,220	(13,899,612)	433,083,828	(6,271,241)
Options contracts	-	-	(3,228,443)	-

Total	290,328,663	(208,696,847)	83,274,632	23,131,501

37

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Leverage

The Fund enters into derivative contracts on the basis of initial margin deposits or premiums which are equal to a small percentage of the full market value of those contracts. Therefore, the notional values of the contracts traded by the Fund significantly exceed the margin or premium paid for those contracts by the Fund and, as a result of investing in such margin-traded instruments, leverage is inherent to the Fund’s investment strategy.

Under AIFMD, the Investment Manager is required to express the level which the Fund’s leverage will not exceed, as a ratio between the Fund’s total exposure and its Net Asset Value. AIFMD prescribes two methodologies for calculating overall exposure of a fund: the “gross methodology” and the “commitment methodology”. These methodologies are briefly summarised below but are set out in full detail in AIFMD.

The commitment methodology takes account of the hedging and netting arrangements employed by a fund at any given time (purchased and sold derivative positions will be netted where both relate strictly to the same underlying asset). By contrast, the gross methodology does not take account of the netting or hedging arrangements employed by a fund.

Based on the methodologies for calculating global exposure outlined above, the Company’s maximum expected level of leverage is 250 times the Net Asset Value of the Fund using the Gross method. The Company’s maximum expected level of leverage is 150 times the Net Asset Value of the Fund using the Commitment method.

The diversification and risk adjustment of the components within the Fund are designed to create a diversified balance of risk within the portfolio across a number of dimensions. One of those dimensions is market sector - equities, long-term interest rates, short-term interest rates, foreign exchange and commodities. The balance of risk is managed by reference to volatility measurements and the relationship of volatility to leverage on a Gross or Commitment basis is a complex one.

For instance, one of the market sectors is short term interest rate futures. These have short duration, typically 3 months, which makes them significantly less sensitive to interest rate changes than longer term interest rate futures, ranging from 2 years to in excess of 30 years. In order to ensure that the Investment Strategy remains diversified and balanced, and that the short term interest rate positions have the possibility of making a meaningful contribution to performance, the notional amounts of the short term interest rate futures will be significantly larger on average, both relative to the notionals of any longer term interest rate positions, and in absolute terms. Therefore, the high leverage of the Fund on a Gross and Commitment basis is a function of the use of short term interest rate futures within the portfolio.

The Investment Strategy‘s approach is to construct the Fund‘s portfolio in a diversified manner. The Investment Manager assesses exposure within the Fund by using a variety of measures including margin-to-equity. The Fund has a maximum margin-to-equity limit of 40%.

The risk utilization in the program changes dynamically over time depending on what positions are taken by the Trading Advisors. The Investment Strategy adopts the principle of risk spreading through diversification because holding positions in a wide-range of markets reduces concentration risk and has been shown, over time, to decrease portfolio volatility versus a single contract strategy.

38

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Operational risk

Pursuant to the Investment Manager’s Risk Management Policy, risks throughout the Investment Manager are identified, measured, assessed and monitored in the Risk Register. This system identifies factors that could cause risk, including operational risk, measures to reduce risk and any required solutions. It is reviewed on an ongoing basis by the respective business units and the Risk Management Unit. Reviews are completed by staff in consultation with the Risk Management Unit. The Risk Register is reviewed and approved annually by the Board of Directors of the Investment Manager.

Futures and options risk

The Investment Manager may engage in various portfolio strategies on behalf of the Trading Funds through the use of futures and options. Due to the nature of futures, cash to meet margin monies will be held by a broker in an omnibus client account segregated from the Clearing Brokers’ own property, with whom the Trading Funds have an open position. The Fund may grant a security interest to a Clearing Broker over any cash placed with that Clearing Broker in order to secure its obligations to the Clearing Broker. The Fund may transfer ownership of the cash to the Clearing Broker where the Clearing Broker is required to transfer ownership of the cash to other third parties, such as banks, brokers exchanges or central clearing parties, in order to comply with client money rules or to effect a transaction for the Fund. Where ownership of the cash is passed by the Clearing Broker to a third party, the Fund will have no proprietary right to the cash and in the event of insolvency of that third party, the Clearing Broker would only have an unsecured claim on the Fund’s behalf to an amount equal to the value of the cash placed with that third party. In these circumstances the Fund is exposed to the risk that any amount received by the Clearing Broker will not be sufficient to satisfy the Fund’s claim. Whether ownership of the cash has been transferred or whether cash is held in an omnibus client account, in the event of insolvency or bankruptcy of the futures exchange, or large losses sustained in the broker’s segregated accounts, there can be no guarantee that such monies will be returned to the Trading Funds. On execution of an option a Trading Fund may pay a premium to a counterparty.

In the event of the insolvency or bankruptcy of the counterparty, the option premium may be lost in addition to any unrealized gains where the contract is in the money. The risks inherent in the use of the above instruments include adverse changes in the value of such instruments, imperfect correlation between the price of the instruments and movements in the price of the underlying security, index or futures contract and the possible absence of a liquid secondary market for any particular instrument at any time.

Liquidity and valuation of investments

In order to ensure that cash is available for the Fund to meet redemption requests, the Investment Manager has established and maintains risk management policies and systems which are designed to ensure that (i) the Fund maintains a level of liquidity appropriate to its underlying obligations; (ii) the Investment Manager monitors the liquidity profile of the Fund’s portfolio of assets; (iii) the Investment Manager implements and maintains appropriate liquidity management systems, to assess the quantitative and qualitative risks of positions and of intended investments; (iv) the Investment Manager conducts periodic stress tests, under both normal and exceptional liquidity conditions, to assess and monitor the liquidity risk of the Fund.

39

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Liquidity and valuation of investments (continued)

Therefore, the Investment Manager’s risk management policies and systems are designed to ensure that the liquidity risk of the Fund is monitored and managed and that the liquidity profile of the investments of the Fund complies with the Fund’s liquidity obligations.

The Trading Funds may invest in securities or derivatives which are unlisted or for which there is no active market. For example, a Trading Fund may invest in derivatives with direct or indirect exposure to emerging markets and such investments may be subject to increased political risk or adverse currency movements compared to securities traded in more developed markets. In addition, a Trading Fund may acquire investments which are only traded over-the-counter. Accurately valuing and realizing such investments, or closing out positions in such investments at appropriate prices, may not always be possible.

Foreign currency risk

The Net Asset Value per Share will be computed in the Functional Currency, whereas the investments of Trading Funds, to which the Fund allocates its assets, may be acquired in a wide range of currencies, some of which may be affected by currency movements of a more volatile nature than those of developed countries and some of which may not be freely convertible.

It may not be possible or practicable to hedge against the consequent currency risk exposure and in certain instances the Investment Manager may consider it desirable not to hedge against such risk. The Investment Manager may enter into cross currency hedging transactions. As at December 31, 2017 US$15,103,573 of cash was held in foreign currency with the Depositary / Broker.

ASC 815-10, “Disclosures about Derivative Instruments and Hedging Activities” amends and expands the disclosure requirements of ASC 815 with the intent to provide users of financial statements with an enhanced understanding of how and why an entity uses derivative instruments. The fair value of open derivative instruments held by the Fund as at December 31, 2017 is disclosed on the face of the Statement of Assets and Liabilities.

As noted in Note 4, the Fund may enter into foreign exchange hedging transactions in the EURO, GBP, CHF and JPY Hedged Share Classes. As a result, the Fund has recognized realized and unrealized gains/losses on foreign exchange derivatives (comprising futures and forward foreign exchange contracts) during the year. The total realized gain on foreign exchange derivatives amounted to $30,493,524 and is included in the Statement of Operations within the balance “Net realized gain on investments in derivative contracts and foreign currency”. The total change in unrealized gain on foreign exchange derivatives amounting to $4,485,301 is included in the Statement of Operations within the balance “Net change in unrealized gain on investments in derivative contracts and foreign currency”. These amounts contribute to off-setting the gains and losses arising on the conversion of ACL Alternative Fund net assets to local currency for the EURO, GBP, CHF and JPY Hedged Share Classes.

40

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

7.	Financial instruments (continued)

Foreign currency risk (continued)

As at December 31, 2017, the Fund had the following open futures positions for share class hedging purposes:

	No. of contracts	Contract size	Notional Value	Unrealized gain / (loss) in US$
GBP FX Future Mar 18	2,848	62,500	241,314,600	2,242,800
EURO FX Future Mar 18	1,028	125,000	155,170,175	2,975,463
JPY FX Future Mar 18	333	12,500,000	37,104,525	112,388
CHF FX Future Mar 18	50	125,000	6,454,375	86,250

Net unrealized gain				5,416,901

8.	Offsetting assets and liabilities

The Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of December 31, 2017, the Fund holds financial instruments and derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and Statement of Operations and are subject to a master netting arrangement. The master netting arrangement allows the counterparty to net any collateral held on behalf of the Fund or liabilities or payment obligations of the counterparty against any liabilities or payment obligations of the Fund to the counterparty.

The following table provides disclosure regarding the potential effect of offsetting of recognized assets presented in the Statement of Assets and Liabilities:

	Gross Amount of Recognized Assets	Gross Offset in the Statement of Assets and Liabilities	Net Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities
	US$	US$	US$
Derivative and foreign exchange contracts	290,328,663	–	290,328,663
Total	290,328,663	–	290,328,663

41

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

8.	Offsetting assets and liabilities (continued)

	Net Amounts of Assets presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities Financial Instruments	Cash Collateral pledged	Net Amount
	US$	US$	US$	US$
Bank of America N.A.	43,170,698	(29,865,173)	-	13,305,525
Credit Suisse International	65,562,225	(41,794,091)	-	23,768,134
Deutsche Bank	18,049,983	(18,049,983)	-	-
JP Morgan Securities Limited	27,439,275	(23,370,363)	-	4,068,912
SG Americas Securities, LLC	122,416,962	(81,587,219)	-	40,829,743
UBS A.G.	13,689,520	(9,134,220)	-	4,555,300
Total	290,328,663	(203,801,049)	-	86,527,614

The following table provides disclosure regarding the potential effect of offsetting of recognized liabilities presented in the Statement of Assets and Liabilities:

	Gross Amount of Recognized Liabilities	Gross Offset in the Statement of Assets and Liabilities	Net Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities
	US$	US$	US$
Derivative and foreign exchange contracts	(208,696,847)	-	(208,696,847)
Total	(208,696,847)	-	(208,696,847)

	Net Amounts of Liabilities presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities Financial Instruments	Cash Collateral received	Net Amount
	US$	US$	US$	US$
Bank of America N.A.	(29,865,173)	29,865,173	-	-
Credit Suisse International	(41,794,091)	41,794,091	-	-
Deutsche Bank AG	(22,945,781)	18,049,983	-	(4,895,798)
JP Morgan Securities Limited	(23,370,363)	23,370,363	-	-
SG Americas Securities, LLC	(81,587,219)	81,587,219	-	-
UBS A.G.	(9,134,220)	9,134,220	-	-
Total	(208,696,847)	203,801,049	-	(4,895,798)

42

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

9.	Gains and losses from financial instruments

The following table details the gains and losses from financial assets and liabilities:

December 31, 2017 US$

Realized gains on Investments in derivative contracts and foreign currency	1,857,593,640

Net change in unrealized gains on investments in derivative contracts and foreign currency	594,966,935

Total gains on realized and change in unrealized on investments in derivative contracts and foreign currency	2,452,560,575

December 31, 2017 US$

Realized losses on Investments in derivative contracts and foreign currency	(1,774,319,008)

Net change in unrealized losses on investments in derivative contracts and foreign currency	(571,835,434)

Total losses on realized and change in unrealized on investments in derivative contracts and foreign currency	(2,346,154,442)

Gains and losses presented above exclude interest income and interest expense.

10.	Financial Information

The table below shows disaggregated financial information:

	Trading Fund Total	ACL Alternative Fund	Total
Statement of Assets and Liabilities Assets	US$	US$	US$
Investments in Short Term deposits	809,485,403	683,661,596	1,493,146,999
Derivative & foreign exchange contracts, at fair value	284,911,763	5,416,900	290,328,663
Cash and cash equivalents	56,437,181	111,843,425	168,280,606
Due from broker	655,556,878	25,641,239	681,198,117
Liabilities
Derivative & foreign exchange contracts, at fair value	(208,696,847)	-	(208,696,847)
Fees payable	(7,710,034)	(26,798)	(7,736,832)

43

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

10.	Financial Information (continued)

	Trading Fund Total	ACL Alternative Fund	Total
Statement of Operations	US$	US$	US$
Investment income: Interest income	11,267,821	6,282,900	17,550,721
Trading advisors’ incentive fees	(2,167,582)	-	(2,167,582)
Trading advisors’ management fees	(14,991,478)	-	(14,991,478)

Net realized gain/(loss) on investments in derivative contracts and foreign currency	52,781,108	30,493,524	83,274,632

Net change in unrealized gain/(loss) on investments in derivative contracts and foreign currency	19,445,671	3,685,830	23,131,501

11.	Related party disclosures

The Director fees are not paid directly by the Fund, but are distributed and paid by each of the Trading Funds based on the Fund holdings at month end. All other related party transactions have been fully disclosed in the financial statements, including investments in affiliated funds. None of the Directors hold any investments in the Fund or Trading Funds.

12.	Brokerage commissions

Brokerage commissions of US$20,013,498 were paid by the Fund and the Trading Funds to which it allocates its assets for the year from January 1 to December 31, 2017. This amount was consolidated within the realized and unrealized gain or loss on investments in derivative contracts and foreign exchange.

13.	Commitments and contingencies

In accordance with the FASB subtopic ASC 460-10, the Fund is required to disclose information about commitments and contingencies. In the normal course of business the Fund and Trading Funds of the Company enter into contracts that contain a variety of warranties and indemnifications. The Fund’s and the Trading Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and Trading Funds that have not yet occurred. However, based on experience, the Fund and the respective Trading Funds expect the risk of loss to be remote.

14.	Accounting for uncertainty in income taxes

Accounting Standards Codification (“ASC”) 740-10 “Accounting for Uncertainty in Income Taxes – an interpretation of ASC 740” clarifies the accounting for uncertainty in income taxes recognized in the Fund’s financial statements in conformity with ASC 740 “Accounting for Income Taxes”. ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position or expected position to be taken on a tax return. Given the Fund’s domicile, the investment objective of the Fund and the trading strategies and instruments traded by the Trading Funds, the Directors of the Company have determined there are no uncertain tax positions. In addition, neither the Company nor the Fund is subject to any tax examinations by the tax authorities in their country of domicile or taxing authorities in other jurisdictions.

44

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

15.	Historic Net Asset Values per share (NAV) and Funds under Management (FUM)

Share Class		Dec 31, 2015		Dec 31, 2016			Dec 31, 2017
USD Share Class A	NAV		$306.68		$293.13		$300.67
USD Share Class B	NAV		$180.24		$171.85		$175.83
USD Share Class C	NAV		$108.89		$102.83		$104.16
USD Share Class D	NAV		$137.15		$130.03		$132.37
USD Share Class E	NAV		$132.02		$124.92		$126.84
Euro Hedged Share Class A	NAV		€220.35		€208.09		€209.34
Euro Hedged Share Class B	NAV		€123.80		€116.62		€117.07
Euro Hedged Share Class C	NAV		€118.02		€110.08		€109.40
GBP Hedged Share Class A	NAV		£122.22		£117.02		£118.82
GBP Hedged Share Class B	NAV		£199.77		£190.81		£193.26
GBP Hedged Share Class C	NAV		£104.42		£98.74		£99.00
CHF Hedged Share Class A	NAV	CHF	96.26	CHF	90.23	CHF	90.30
CHF Hedged Share Class B	NAV	CHF	120.29	CHF	112.44	CHF	112.41
CHF Hedged Share Class C	NAV	CHF	101.56	CHF	94.00	CHF	93.03
JPY Hedged Share Class B	NAV		¥10,845		¥10,233		¥10,292
JPY Hedged Share Class D	NAV		¥11,276		¥10,590		¥10,607

Share Class			Dec 31, 2015		Dec 31, 2016		Dec 31, 2017
USD Share Class A	FUM		$1,578,876,561		$1,628,783,159		$1,562,309,406
USD Share Class B	FUM		$364,290,706		$383,351,309		$291,672,135
USD Share Class C	FUM		$11,127,753		$8,656,213		$5,485,882
USD Share Class D	FUM		$682,233		$10,130,697		$10,804,479
USD Share Class E	FUM		$18,182,086		$36,432,306		$40,801,692
Euro Hedged Share Class A	FUM		$65,903,604		$102,995,189		$100,117,744
Euro Hedged Share Class B	FUM		$68,429,800		$72,382,892		$54,444,448
Euro Hedged Share Class C	FUM		$335,679		$218,151		$138,056
GBP Hedged Share Class A	FUM		$264,047,398		$170,631,738		$237,119,831
GBP Hedged Share Class B	FUM		$4,941,525		$5,213,281		$1,649,897
GBP Hedged Share Class C	FUM		$3,176,719		$756,088		$571,985
CHF Hedged Share Class A	FUM		$3,636,186		$2,805,392		$2,576,815
CHF Hedged Share Class B	FUM		$10,102,729		$12,931,006		$3,812,433
CHF Hedged Share Class C	FUM		$507,506		$462,452		$126,576
JPY Hedged Share Class B	FUM		$19,921,761		$17,783,802		$18,545,581
JPY Hedged Share Class D	FUM		$35,114,073		$24,339,167		$18,206,738

45

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Notes to the Financial Statements (continued)

16.  Subsequent events

Events subsequent to December 31, 2017 have been evaluated up to March 06, 2018, the date these Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2017 that would require recognition or disclosure in these Financial Statements.

17.  Approval of the audited Financial Statements

These audited Financial Statements were approved by the Board of Directors on March 06, 2018.

46

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Appendix

Unaudited Supplemental Disclosures to the Financial Statements

1.    Remuneration Policy

It is the Investment Manager’s policy to maintain an honest, fair and ethical culture that promotes effective risk management. Accordingly, the Investment Manager has established and maintains a Remuneration Policy, which applies to all the Investment Manager employees and officers, and which is designed to ensure that:

(i)	The Investment Manager remunerates its staff in a manner that is sufficient to attract and retain professional staff that have the required skills, expertise and experience to carry out their duties effectively and;

(ii)	sound and effective risk management is promoted and risk-taking, which is inconsistent with the risk profile and rules of the Investment Manager and the Funds that it manages, is not encouraged or rewarded.

The Investment Manager has formulated its Remuneration Policy with the following objectives:

●	To be in line with its business strategy, objectives, values and long-term interests;

●	To be consistent with, and promote, sound and effective risk management, without encouraging risk-taking that exceeds the level of tolerated risk of the Investment Manager or the funds that it manages;

●	To align the personal objectives of staff with the long term interests of the Investment Manager and the funds that it manages;

●	To meet the remuneration provisions of AIFMD;

●	To ensure our ability to strengthen or maintain a suitable capital base (to meet operational requirements);

●	To include measures to avoid conflicts of interest for control staff (risk management or compliance); and

●	To be in line with our code of conduct for employees and our compliance culture.

The remuneration policy has been designed by the Chief Executive Officer (“CEO”) and will be reviewed on an annual basis by the Board of Directors of the Investment Manager.

The Board and senior management of the Investment Manager have assessed all members of staff and have determined that only the voting members of the Investment Manager’s Investment Committee that are also members of the board are authorized to take any decision that affects the risk profile of the Investment Manager and the funds managed by the Investment Manager and so are classified by the Investment Manager as Identified Staff.

For performance related remuneration, the total amount is based on a combination of the assessment of the performance of the individual, of the business unit concerned, and of the overall results of the Investment Manager; when assessing individual performance, financial and non-financial criteria are taken into account. The performance of the Investment Manager is dependent on the performance of the funds that it manages, since the Investment Manager generates its revenue from management and incentive fees paid to it by these funds, and, therefore, the interests of all members of staff are aligned with the interests of the shareholders in the funds managed by the Investment Manager.

47

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Appendix (continued)

Unaudited Supplemental Disclosures to the Financial Statements

(continued)

1. Remuneration Policy (continued)

The following table shows the remuneration made to persons employed by the Investment Manager during the year, analyzed by category;

For the Year Ended December 31, 2017	Number of Beneficiaries	Total Remuneration Paid	Fixed Remuneration Paid	Variable Remuneration paid	Carried Interest paid by AIF
		USD	USD	USD	USD
Total remuneration paid by the Investment Manager during the financial year	70	8,566,498	4,516,786	4,049,712	-
Remuneration paid to employees of the Investment Manager who may have a material impact on the risk profile of the Fund
Senior Management (including executives)*	2	2,320,397
Identified staff*	2	2,320,397
Allocation of total remuneration of the employees of the Investment Manager to the Fund**
Senior Management (including executives)*	2	1,318,166
Identified staff*	2	1,318,166

*	Members of Senior Management (including executives) who may have a material impact on the risk profile of the Fund are also the employees who the Investment Manager has designated as Identified Staff in accordance with the Investment Manager’s Remuneration Policy.

**	Allocation of total remuneration of the employees of the Investment Manager to the Fund is calculated based on the percentage that the Fund represents of total Fund assets under management of the Investment Manager using average NAVs during the financial year.

48

ACL Alternative Fund

A segregated account of ACL Alternative Fund SAC Limited	December 31, 2017

Appendix (continued)

Unaudited Supplemental Disclosures to the Financial Statements (continued)

2. Additional information for qualified investors in Switzerland

The Fund* is compliant with Swiss law for distribution to qualified investors in Switzerland. The Confidential Private Placement Memorandum, the Bye-Laws, the annual and semi-annual report, the list of the purchases and sales and further information can be obtained free of charge from the representative in Switzerland: Carnegie Fund Services S.A., 11, rue du Général-Dufour, CH-1204 Geneva, Switzerland, web: www.carnegie-fund-services.ch. The Swiss paying agent is: Banque Cantonale de Genève, 17, quai de l’Ile, CH-1204 Geneva. For the shares of the Fund distributed to qualified investors in Switzerland, the place of jurisdiction is Geneva. This document may only be issued, circulated or distributed so as not to constitute an offering to the general public in Switzerland. Recipients of the document in Switzerland should not pass it on to anyone without first consulting their legal or other appropriate professional adviser, or the Swiss representative.

* Only the ACL Alternative Fund is compliant with Swiss law for distribution to qualified investors in Switzerland.

Each time performance data is published, it should be noted that the past performance is no indication of current or future performance, and that it does not take account of the commissions and costs incurred on the issue and redemption of shares.

49

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.